UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09815

the arbitrage funds

(exact name of registrant as specified in charter)

41 Madison Avenue, 42nd Floor, New York, NY 10010

(Address of principal executive offices) (Zip code)

John S. Orrico

Water Island Capital, LLC

41 Madison Avenue

42nd Floor

New York, NY 10010

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-295-4485

Date of fiscal year end:      May 31

Date of reporting period:   May 31, 2021

Item 1.    Reports to Stockholders.

Annual Report

May 31, 2021

Arbitrage Fund

Water Island Event-Driven Fund

Water Island Credit Opportunities Fund

Water Island Long/Short Fund

TABLE OF CONTENTS

Shareholder Letter	1
Arbitrage Fund
Manager Commentary	4
Portfolio Information	6
Portfolio of Investments	8
Water Island Event-Driven Fund
Manager Commentary	23
Portfolio Information	25
Portfolio of Investments	27
Water Island Credit Opportunities Fund
Manager Commentary	42
Portfolio Information	44
Portfolio of Investments	46
Water Island Long/Short Fund
Manager Commentary	57
Portfolio Information	59
Portfolio of Investments	61
Statements of Assets and Liabilities	70
Statements of Operations	74
Statements of Changes in Net Assets	78
Financial Highlights
Arbitrage Fund - Class R	82
Arbitrage Fund - Class I	83
Arbitrage Fund - Class C	84
Arbitrage Fund - Class A	85
Water Island Event-Driven Fund - Class R	86
Water Island Event-Driven Fund - Class I	87
Water Island Event-Driven Fund - Class A	88
Water Island Credit Opportunities Fund - Class R	89
Water Island Credit Opportunities Fund - Class I	90
Water Island Credit Opportunities Fund - Class A	91
Water Island Long/Short Fund - Class I	92
Notes to Financial Statements	93
Report of Independent Registered Public Accounting Firm	120
Disclosure of Fund Expenses	121
Additional Information	124
Approval of Investment Advisory Agreements	125
Liquidity Risk	131
Trustees & Officers	132

The Arbitrage Funds  Shareholder Letter

May 31, 2021 (Unaudited)

Dear Fellow Shareholders,

One year ago, we wrote to you about the unprecedented nature of the preceding 12 months. Today, we write to you about...the unprecedented nature of the preceding 12 months. After the COVID-19 pandemic brought the longest bull market in history to an abrupt end, the rebound was – remarkably – nearly as swift. Over the past year, investors responded positively to central bank support, fiscal stimulus, and businesses broadly reopening on the back of widespread availability of COVID vaccines. Equity markets generated impressive gains for the period and continue to reach all-time highs. At the same time, our event-driven strategies have delivered compelling risk-adjusted returns in line with our expectations for the Funds.

We believe this period has been interesting and instructive for several reasons. In some respects, it mirrors the market behavior we witnessed following the Global Financial Crisis, albeit on a compressed timeline. In 2008, a dramatic market crash and soaring volatility caused forced selling that drove merger spreads significantly wider. Pending transactions with strong merger agreements did proceed to close, with little drama, at perplexing annualized rates of return. On the other hand, in deals with weaker contracts, many buyers attempted to escape their obligations. A similar situation unfolded in 2020, although the period during which spreads were at their widest was relatively short-lived, and merger agreements are generally stronger, with fewer loopholes, in the current era. Nonetheless, we witnessed several buyers attempt to litigate their way out of transactions, which led to ongoing volatility in deal spreads (and also provided moments to trade in and out of spreads opportunistically). In 2009, we also witnessed the phenomenon of a rise in competitive bidding situations coming out of a downturn. These situations can occur when companies in a position of strength seek to make opportunistic acquisitions, when companies in a position of weakness must combine to survive, or simply when acquirers disagree on the prospects for a recovery and thus have differing opinions on valuation. In the first half of 2021, this phenomenon has borne out again, with several competitive bidding situations emerging and the share of announced transactions receiving topping bids trending well above average. Such opportunities can serve as a tailwind to returns in merger-related investments, and we believe we will continue to see these types of events unfold in the near term.

Looking forward, the specter of rising inflation has put many investors in a cautious position. Whether elevated inflation will be sustained or short-lived, we believe our event-driven strategies are well positioned to weather its impact. Merger arbitrage generally benefits from increases in interest rates – a tool commonly used to battle inflation – as the risk-free rate serves as one of the core building blocks of a merger arbitrage spread. In addition, investments in our catalyst-driven credit strategy are typically characterized by short durations to events, averaging well under a year. The more pertinent risk that we see, as it relates to our strategies, is the changing of the guard at several regulatory agencies following the election of President Biden. As the administration continues to fill key roles at the FTC, DOJ, and FCC, it is all but certain a more stringent approach will be taken toward antitrust review. That said, some appointees have arrived with fairly novel views of antitrust regulation – some of which may be at odds with current antitrust laws, and could lead to contentious and lengthy regulatory reviews, litigation, and even new legislation. This is a story whose ending has yet to be written. As regulators eventually make their intentions known more broadly we may see corporations shy away from attempting deals that could trigger objections, but in the meantime, merger arbitrageurs must be increasingly cautious about participating in transactions with the potential to raise regulators' antennae.

Annual Report | May 31, 2021

The Arbitrage Funds  Shareholder Letter (continued)

May 31, 2021 (Unaudited)

As event-driven investors, our objective remains to generate returns sourced from the outcomes of idiosyncratic corporate events, rather than from the overall direction of broader credit or equity markets. At the same time, we seek to mitigate risk, with a goal of delivering our non-correlated return streams with as little volatility as possible. We believe market volatility could remain heightened in the year ahead. With announced mergers and acquisitions activity surpassing record levels and a broad menu of other event-driven opportunities in front of us, we believe there is no better time than the present for investors to seek out sources of differentiated returns and volatility mitigation, and we are excited for the year ahead. Thank you for your continued support.

Sincerely,
The Investment Team
Water Island Capital

The discussion of market trends and companies throughout this commentary are not intended as advice to any person regarding the advisability of investing in any particular security. Some of our comments are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. Our views are a reflection of our best judgment at the time of the commentary and are subject to change any time based on market and other conditions, and we have no obligation to update them.

Glossary

Capital Structure Arbitrage: An investment strategy that seeks to take advantage of relative mispricing across different classes of debt- or equity-linked securities issued from the same company's capital structure.

Convertible Arbitrage: An investment strategy that involves the simultaneous purchase of convertible securities and the short sale of the same issuer's common stock.

Convertible Bond: A type of bond that the holder can convert into a specified number of shares of common stock in the issuing company or cash of equal value.

Debt Tranche: A portion of a pooled collection of debt instruments split up by risk or other characteristics in order to be marketable to different investors.

Duration to Event: The length of time until an announced or speculated catalyst is expected to occur.

Dutch Tender: An offer to purchase securities within a given price range through an auction structure, wherein shareholders are invited to sell shares over a specific time period by specifying the lowest price within the range that they will accept.

ESG Investing: A form of sustainable investing that considers not just an investment's financial returns but also its overall impact on the environment, social responsibility, and corporate governance.

Long: A purchase of a security or position in a security that was purchased.

Option: A type of derivatives contract that provides the buyer the opportunity to buy or sell an underlying asset at a stated price within a specific timeframe.

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The Arbitrage Funds  Shareholder Letter (continued)

May 31, 2021 (Unaudited)

Private Investment in Public Equity (PIPE): A method by which a publicly traded company will issue new shares in the private market, which are typically sold below current market value, as a method of raising additional capital.

Re-Rating: When the market changes its view of a company sufficiently to make valuation ratios substantially higher or lower.

Risk-Free Rate: The theoretical rate of return of an investment with zero risk (frequently represented by interest rates on short-term Treasury Bills in the United States).

Short: A sale of a security without being owned or a position in a security that was sold without being owned.

Special Purpose Acquisition Company (SPAC): A holding company that raises money through an IPO for the sole purpose of acquiring a privately held entity, as a means of taking its target public without going through a traditional IPO process of its own.

Spread (also: "merger spread," "deal spread," or "merger arbitrage spread"): The difference between the price at which a target company's shares currently trade and the price an acquiring company has agreed to pay, which forms the rate of return in a merger arbitrage investment.

Yield-to-Call: The yield of a bond that is bought and held until the next anticipated call date, assuming the security is called prior to maturity.

Annual Report | May 31, 2021

Arbitrage Fund  Manager Commentary

May 31, 2021 (Unaudited)

Arbitrage Fund | Tickers: ARBNX, ARBFX, ARBCX, ARGAX

The Fund's Goal and Main Investments

The Fund seeks to achieve capital growth by engaging in merger arbitrage. Merger arbitrage is a sub-set of a broader event-driven investment strategy, which seeks to profit from investing in securities that are involved in corporate events such as mergers and acquisitions. Typically, merger arbitrage is a low volatility strategy pursued by absolute-return-minded investors. At Water Island Capital, our goal is to capture a return stream with a low correlation to the overall markets.

Investment Strategy

The strategy's focus is to capture returns from corporate events, generate market neutral capital growth, preserve capital, generate consistent and positive returns, and achieve low correlation and low volatility. The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment objective. In attempting to achieve its investment strategy, the Fund plans to invest at least 80% of its net assets in equity securities of companies (both U.S. and foreign) that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. The Fund's investment adviser uses investment strategies designed to minimize market exposure, including short selling along with purchasing and selling options. The most common merger arbitrage activity, and the approach generally used by the Fund, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon the acquisition's completion. That difference, or "spread," is the primary driver of returns for this investment strategy. There is no limit to the number of stocks the Fund can hold; however, the Fund typically invests in 40 to 80 deals at any given time. Each deal will have one, or perhaps two, equity positions (a long and short position in a stock-for-stock deal) and, in many cases, associated derivative positions for hedging purposes.

Fiscal Year Highlights

Arbitrage Fund Class I (ARBNX) returned 7.87% for the fiscal year ending May 31, 2021. Returns were generated predominantly in the Americas region, though investments in Europe and the Asia-Pacific region also contributed to performance. The top performing sectors in the fund were information technology and health care. The Fund had no detractors on a sector basis.

The Fund's top performing deal for the period was our position in the acquisition of Acacia Communications by Cisco Systems. In July 2019, Cisco – a U.S.-based provider of communications and networking equipment – reached an agreement to acquire Acacia – a U.S.-based manufacturer of fiber-optic transmission hardware – for $3.1 billion in cash. Due to a lengthy regulatory review process in China, the deal arrived at its termination date in early January without having received all required approvals. Acacia, which had seen its business improve significantly in the time since the deal's announcement, attempted to exercise its right to terminate the transaction. Cisco was clearly committed to acquiring the asset, however, as it sought an injunction preventing Acacia from terminating the deal and – just three days later – the companies announced they had arrived at an amended agreement. Cisco's revised offer was worth $5.0 billion, more than 60% higher than the original terms. The deal received all remaining regulatory approvals and completed successfully in March, leading to gains for the Fund.

The second-best performer was our position in Pacific Biosciences of California. In November 2018, Illumina – a U.S. developer of tools for DNA sequencing and analysis – agreed to acquire Pacific Biosciences – a U.S. DNA sequencing technology firm – for $1.1 billion in cash. The transaction ultimately failed to secure regulatory approval, leading to its termination at the start of 2020, though we opted to maintain our exposure to Pacific Biosciences as we believed

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Arbitrage Fund  Manager Commentary (continued)

May 31, 2021 (Unaudited)

the company was not only trading below our fundamental valuation post-break, but also remained an attractive takeout candidate. (In fact, during the regulatory review process it was revealed Illumina's interest in the company was driven in part by a belief that no fewer than four of its major competitors were potential suitors of Pacific Biosciences.) In Q3 2020, following the appointment of a new CEO and improving business prospects for the company, the company's shares traded higher and we exited our position at a gain.

Conversely, the top detractor in the portfolio for the period was our position in the merger of Gilat Satellite Networks and Comtel Telecommunications. In January 2020, Gilat – an Israel-based provider of satellite communications – agreed to be acquired by Comtech – a U.S. manufacturer of communications equipment – for $569 million in cash and stock. Both companies saw their businesses impacted by the COVID-19 pandemic and subsequently sued each other – Comtech in an attempt to terminate the merger, and Gilat in an attempt to bind Comtech to it. In Q4 2020, rather than pursue their lawsuits, the companies agreed to call off the deal and dismiss all pending litigation, leading to losses in the Fund.

The Fund's second-worst performer was our position in the acquisition of Fitbit by Google. In November 2019, Alphabet Inc – via subsidiary Google – agreed to acquire Fitbit – a U.S.-based manufacturer of fitness-tracking devices and mobile apps – in a transaction worth $1.8 billion in cash. We held a position in the deal at various points during the timeline, though regulatory concerns around Google's ownership of sensitive user health data led to volatility in the spread, contributing to losses for the Fund.

Annual Report | May 31, 2021

Arbitrage Fund  Portfolio Information

May 31, 2021 (Unaudited)

Performance (annualized returns as of May 31, 2021)

	One Year	Five Year	Ten Year	Since Inception*
Arbitrage Fund, Class R	7.58%	3.58%	2.61%	4.09%
Arbitrage Fund, Class I	7.87%	3.84%	2.86%	3.30%
Arbitrage Fund, Class C**	6.77%	2.78%	N/A	1.85%
Arbitrage Fund, Class A***	7.60%	3.56%	N/A	2.89%
ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index	0.11%	1.18%	0.63%	1.55%

Current performance may be higher or lower than performance quoted above. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns shown above include the reinvestment of all dividends and capital gains. Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights. You can obtain performance data current to the most recent month end by calling 1-800-295-4485 or going to www.arbitragefunds.com.

* Class R inception: 9/18/00; Class I inception: 10/17/03; Class C inception: 6/1/12; Class A inception: 6/1/13. The "Since Inception" returns for securities indices are for the inception date of Class R shares.

** Class C shares are subject to a 1.00% contingent deferred sales charge on all purchases redeemed within 12 months of purchase.

*** Class A shares are subject to a maximum front-end sales load of 2.75% on purchases up to $250,000. The shares are also subject to a deferred sales charge of up to 1.00% on purchases of $250,000 or more purchased without a front-end sales charge and redeemed within 18 months of purchase.

The Total Annual Fund Operating Expenses for Class R, Class I, Class C and Class A are 1.71%, 1.46%, 2.46% and 1.71%, respectively. These expense ratios are as stated in the current prospectus and may differ from the expense ratios disclosed in the financial highlights in this report.

The ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

An investor may not invest directly in an index.

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Arbitrage Fund  Portfolio Information (continued)

May 31, 2021 (Unaudited)

Growth of $10,000 Investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Class R shares of the Fund over ten years. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Weighting

The following chart shows the sector weightings of the Arbitrage Fund's investments (including short sales and excluding derivatives) as of the report date.

Annual Report | May 31, 2021

Arbitrage Fund  Portfolio of Investments

May 31, 2021

	Shares		Value
COMMON STOCKS - 83.75%
Aerospace & Defense - 1.19%
Aerojet Rocketdyne Holdings, Inc.(a)	393,059		$19,043,709
Teledyne Technologies, Inc.(b)	—	(c)	54
			19,043,763
Auto Parts & Equipment - 0.58%
Akasol AG(b)	42,836		6,268,362
Goodyear Tire & Rubber Co. (The)(a)(b)	150,546		2,985,328
			9,253,690
Banks - 1.19%
Cadence BanCorp(a)	349,228		7,815,723
Sbanken ASA(d)	917,354		11,276,335
			19,092,058
Biotechnology - 3.78%
Alexion Pharmaceuticals, Inc.(a)(b)	342,274		60,428,475
Chemicals - 4.83%
Ferro Corp.(b)	921,467		19,903,687
Tikkurila Oyj	424,979		17,568,354
W R Grace & Co.(a)	579,137		39,682,467
			77,154,508
Commercial Services - 4.49%
IHS Markit Ltd.(a)	681,424		71,760,761
Construction Materials - 1.49%
Forterra, Inc.(b)	653,007		15,267,304
Tarkett SA(b)	347,893		8,569,608
			23,836,912
Distribution/Wholesale - 0.76%
Core-Mark Holding Co., Inc.	263,261		12,073,149
Electronics - 3.55%
Coherent, Inc.(b)	215,944		56,709,054
Engineering & Construction - 1.71%
Aegion Corp.(b)(e)	692,403		20,772,090
Signature Aviation Plc(b)	1,168,808		6,568,508
			27,340,598
Forest Products & Paper - 1.15%
Domtar Corp.(b)	339,680		18,420,846

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2021

	Shares	Value
COMMON STOCKS - 83.75% (Continued)
Healthcare - Products - 3.21%
Cantel Medical Corp.(b)	384,729	$31,290,009
Luminex Corp.(a)	540,392	19,935,061
		51,225,070
Healthcare - Services - 4.36%
Magellan Health, Inc.(a)(b)	320,183	30,158,037
PPD, Inc.(a)(b)	857,162	39,532,311
		69,690,348
Housewares - 0.15%
Hunter Douglas N.V.(b)	23,924	2,421,452
Insurance - 4.09%
TOWER Ltd.(b)	8,008,907	4,206,197
Willis Towers Watson Plc	234,229	61,218,092
		65,424,289
Internet - 4.87%
Boingo Wireless, Inc.(b)	1,703,279	23,811,840
Cerved Group SpA(b)	632,760	7,585,015
Grubhub, Inc.(b)(f)	87,039	5,231,914
Leaf Group Ltd.(b)	640,963	5,409,728
Proofpoint, Inc.(a)(b)	207,322	35,827,315
		77,865,812
Lodging - 2.71%
Extended Stay America, Inc.(a)	2,200,071	43,363,399
Machinery - Diversified - 2.31%
Welbilt, Inc.(a)(b)	1,491,211	36,847,824
Media - 0.59%
Euskaltel SA(d)	707,131	9,485,418
Office Furnishings - 0.35%
Knoll, Inc.(a)	212,050	5,513,300
Oil & Gas - 1.04%
Cimarex Energy Co.	244,455	16,561,826
Pharmaceuticals - 1.48%
PRA Health Sciences, Inc.(b)	138,219	23,624,392
Real Estate - 1.76%
CA Immobilien Anlagen AG	215,834	9,383,034
Deutsche Wohnen SE	293,567	18,687,089
		28,070,123

See Notes to Financial Statements.

Annual Report | May 31, 2021

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2021

	Shares	Value
COMMON STOCKS - 83.75% (Continued)
Real Estate Investment Trusts - 2.69%
Monmouth Real Estate Investment Corp.	970,720	$18,288,365
VEREIT, Inc.	519,981	24,735,496
		43,023,861
Retail - 2.24%
At Home Group, Inc.(b)	656,783	24,655,634
Foundation Building Materials, Inc.(b)(e)	553,392	11,145,315
		35,800,949
Semiconductors - 7.42%
Dialog Semiconductor Plc(b)	166,670	13,259,749
Maxim Integrated Products, Inc.(a)	721,664	73,616,944
Xilinx, Inc.(a)	249,003	31,623,381
		118,500,074
Software - 13.49%
Change Healthcare, Inc.(a)(b)	1,585,878	37,172,980
MINDBODY, Inc., Class A(b)(e)	843,793	30,798,445
Nuance Communications, Inc.(a)(b)(f)	828,440	43,824,476
Onemarket Ltd.(b)(e)	111,800	—
Pluralsight, Inc., Class A(b)(e)	1,000,062	22,501,395
Slack Technologies, Inc., Class A(a)(b)	1,394,652	61,420,474
Talend SA, ADR(a)(b)	304,870	19,807,404
		215,525,174
Telecommunications - 1.42%
ORBCOMM, Inc.(b)	2,028,213	22,695,703
Transportation - 3.66%
Kansas City Southern(a)	196,326	58,442,324
Trucking & Leasing - 0.24%
Fly Leasing Ltd., ADR(a)(b)	229,642	3,883,246
Water - 0.95%
Suez SA(b)	621,611	15,130,146
TOTAL COMMON STOCKS (Cost $1,267,866,262)		1,338,208,544
RIGHTS(b) - 0.13%
Bristol-Myers Squibb Co. CVR	857,631	943,394
Contra Pfenex, Inc. CVR(e)	1,108,177	884,990
Elanco Animal Health, Inc. CVR(e)	1,124,589	—
Media General, Inc. CVR(e)	613,589	—

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2021

	Shares	Value
RIGHTS(b) - 0.13% (Continued)
NewStar Financial, Inc. CVR(e)	1,514,945	$—
Stemline Therapeutics, Inc. CVR(e)	693,435	250,885
TOTAL RIGHTS (Cost $2,274,066)		2,079,269

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 0.32%
Entertainment - 0.32%
Stars Group Holdings B.V. / Stars Group US Co-Borrower LLC(d)	07/15/2026	7.000%	$4,949,000	$5,148,247
TOTAL CORPORATE BONDS (Cost $5,144,622)				5,148,247
CONVERTIBLE CORPORATE BONDS - 0.54%
Auto Manufacturers - 0.14%
Lightning eMotors, Inc.(d)	05/15/2024	7.500%	2,596,000	2,170,464
Private Investments(e)(g) - 0.40%
GigCapital2 PIPE	06/15/2026	6.250%	3,613,000	3,284,903
Kaleyra PIPE	06/01/2026	6.125%	3,525,000	3,148,812
				6,433,715
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $9,734,000)				8,604,179

	Shares	Value
MUTUAL FUNDS - 4.74%
Water Island Event-Driven Fund, Class I(h)	6,605,365	$75,829,593
TOTAL MUTUAL FUNDS (Cost $60,632,644)		75,829,593
PRIVATE INVESTMENTS(b) - 0.20%
Fast Capital LLC(e)(g)	290,700	290,700
Fuse LLC(e)(g)	725,800	659,817
Fuse Sponsor Capital, Z2 Shares(e)(g)	72,580	65,982
GigCapital2 PIPE Equity	48,973	493,648
Kaleyra PIPE Equity	134,591	1,635,281
TOTAL PRIVATE INVESTMENTS (Cost $3,205,602)		3,145,428

See Notes to Financial Statements.

Annual Report | May 31, 2021

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2021

	Shares	Value
WARRANTS(b) - 0.02%
Auto Manufacturers - 0.02%
Lightning eMotors, Inc., Exercise Price $11.50, Expires 07/02/2025	225,739	$302,490
TOTAL WARRANTS (Cost $0)		302,490

	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
PURCHASED OPTIONS(b) - 0.08%
Call Options Purchased - 0.06%
Advanced Micro Devices, Inc.	06/2021	$90.00	$6,878,872	859	$22,334
Grubhub, Inc.
	06/2021	75.00	1,514,772	252	4,410
	06/2021	77.50	1,719,146	286	11,440
	06/2021	80.00	2,404,400	400	6,000
Herman Miller, Inc.	06/2021	50.00	3,006,620	629	37,740
II-VI, Inc.	06/2021	65.00	12,382,606	1,838	726,010
Magnachip Semiconductor Corp.	06/2021	25.00	1,047,540	442	29,835
Middleby Corp. (The)
	06/2021	180.00	2,053,500	125	26,875
	06/2021	185.00	4,402,704	268	12,730
	06/2021	190.00	2,037,072	124	2,976
	06/2021	195.00	2,053,500	125	5,875
	07/2021	175.00	2,414,916	147	55,125
	07/2021	180.00	2,053,500	125	34,687
Nuance Communications, Inc.	06/2021	55.00	11,458,140	2,166	21,661
TOTAL CALL OPTIONS PURCHASED (Cost $1,747,863)					997,698
Put Options Purchased - 0.02%
ChargePoint Holdings, Inc.	08/2021	17.50	1,689,890	694	55,867
Churchill Capital Corp. IV	07/2021	17.50	1,477,028	749	118,716
Defiance NextGen SPAC Derived ETF
	08/2021	20.00	2,395,200	960	67,200
	08/2021	21.00	2,395,200	960	91,200
Stem, Inc.	07/2021	17.50	2,262,862	893	37,953
TOTAL PUT OPTIONS PURCHASED (Cost $975,121)					370,936
TOTAL PURCHASED OPTIONS (Cost $2,722,984)					1,368,634

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2021

	Yield		Shares	Value
SHORT-TERM INVESTMENTS - 9.35%
Money Market Funds
Morgan Stanley Institutional Liquidity Fund Government Portfolio, Institutional Class	0.026	%(i)	74,683,388	$74,683,388
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.051	%(i)	74,683,389	74,683,389
				149,366,777
TOTAL SHORT-TERM INVESTMENTS (Cost $149,366,777)				149,366,777
Total Investments - 99.13% (Cost $1,500,946,957)				1,584,053,161
Other Assets in Excess of Liabilities - 0.87%(j)				13,832,533
NET ASSETS - 100.00%				$1,597,885,694

Portfolio Footnotes

(a)  Security, or a portion of security, is being held as collateral for short sales or forward foreign currency exchange contracts. At May 31, 2021, the aggregate fair market value of those securities was $429,986,040, representing 26.91% of net assets.

(b)  Non-income-producing security.

(c)  Fractional shares, amount rounds to zero.

(d)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2021, these securities had a total value of $28,080,464 or 1.76% of net assets.

(e)  Security fair valued using significant unobservable inputs and classified as a Level 3 security. As of May 31, 2021, the total fair market value of these securities was $93,803,334, representing 5.87% of net assets.

(f)  Underlying security for a written/purchased call/put option.

(g)  Represents a holding that is a direct investment into a private company and is not a listed or publicly traded entity.

(h)  Affiliated investment.

(i)  Rate shown is the 7-day effective yield as of May 31, 2021.

(j)  Includes cash held as collateral for short sales.

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (15.79%)
Banks - (0.47%)
BancorpSouth Bank	(244,460)	$(7,475,587)
Electronics - (0.77%)
II-VI, Inc.	(183,928)	(12,391,229)
Food - (0.36%)
Performance Food Group Co.	(115,624)	(5,796,231)

See Notes to Financial Statements.

Annual Report | May 31, 2021

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2021

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (15.79%) (Continued)
Healthcare - Services - (0.80%)
ICON Plc	(57,015)	$(12,757,676)
Home Furnishings - (0.04%)
Herman Miller, Inc.	(13,240)	(632,872)
Insurance - (4.01%)
Aon Plc, Class A	(252,975)	(64,096,276)
Machinery - Diversified - (1.55%)
Middleby Corp. (The)	(150,737)	(24,763,074)
Oil & Gas - (1.01%)
Cabot Oil & Gas Corp.	(981,389)	(16,094,780)
Pharmaceuticals - (0.34%)
AstraZeneca Plc, ADR	(94,920)	(5,388,608)
Real Estate Investment Trusts - (1.12%)
Equity Commonwealth	(650,357)	(17,845,796)
Semiconductors - (2.15%)
Advanced Micro Devices, Inc.	(429,132)	(34,364,891)
Software - (1.61%)
salesforce.com, Inc.	(108,182)	(25,758,134)
Transportation - (1.56%)
Canadian National Railway Co.	(221,652)	(24,951,366)
TOTAL COMMON STOCKS (Proceeds $255,447,000)		(252,316,520)
EXCHANGE-TRADED FUNDS - (0.10%)
Equity Fund - (0.10%)
iShares MSCI Australia ETF	(56,623)	(1,514,099)
TOTAL EXCHANGE-TRADED FUNDS (Proceeds $1,384,968)		(1,514,099)
TOTAL SECURITIES SOLD SHORT (Proceeds $256,831,968)		$(253,830,619)

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2021

EQUITY SWAP CONTRACTS

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Paid	Upfront Payments Received	Market Value	Notional Amount	Unrealized Appreciation
Morgan Stanley & Co./ Monthly	Aggreko Plc	Paid 1 Month SONIA Plus 94 bps (0.950%)	08/05/2021	$—	$—	$—	GBP 3,998,206	$—
Morgan Stanley & Co./ Monthly	Analog Devices, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	08/12/2021	—	—	—	USD 74,834,073	—
Morgan Stanley & Co./ Monthly	AstraZeneca Plc	Received 1 Month- Federal Rate Minus 56 bps (-0.500%)	08/12/2021	—	—	—	USD 35,888,461	—
Morgan Stanley & Co./ Monthly	Cooper Tire & Rubber Co.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	08/12/2021	—	—	—	USD 9,856,486	—
Morgan Stanley & Co./ Monthly	iShares Russell 2000 ETF	Received 1 Month- Federal Rate Minus 61 bps (-0.550%)	08/12/2021	—	—	—	USD 3,538,095	—
Morgan Stanley & Co./ Monthly	Herman Miller, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	08/12/2021	—	—	—	USD 2,610,597	—

See Notes to Financial Statements.

Annual Report | May 31, 2021

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2021

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Paid	Upfront Payments Received	Market Value	Notional Amount	Unrealized Appreciation
Morgan Stanley & Co./ Monthly	Realty Income Corp.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	08/12/2021	$—	$—	$—	USD 25,057,861	$—
Morgan Stanley & Co./ Monthly	S&P Global, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	08/12/2021	—	—	—	USD 73,384,944	—
Morgan Stanley & Co./ Monthly	STERIS Plc	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	08/12/2021	—	—	—	USD 24,809,510	—
Goldman Sachs & Co./ Monthly	Aggreko Plc	Paid 1 Month GBP LIBOR Plus 45 bps (0.502%)	03/09/2022	—	—	—	GBP 6,322,873	—
Goldman Sachs & Co./ Monthly	Gamesys Group Plc	Paid 1 Month GBP LIBOR Plus 85 bps (0.897%)	03/29/2022	—	—	—	GBP 6,626,326	—
Goldman Sachs & Co./ Monthly	Arrow Global Group Plc	Paid 1 Month GBP LIBOR Plus 85 bps (0.903%)	04/04/2022	—	—	—	GBP 4,538,780	—

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2021

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Paid	Upfront Payments Received	Market Value	Notional Amount	Unrealized Appreciation
Goldman Sachs & Co./ Monthly	Equiniti Group Plc	Paid 1 Month SONIA Plus 95 bps (1.000%)	05/10/2022	$—	$—	$—	GBP 4,456,367	$—
Goldman Sachs & Co./ Monthly	UDG Healthcare Plc	Paid 1 Month SONIA Plus 60 bps (0.650%)	05/16/2022	—	—	—	GBP 11,183,547	—
Goldman Sachs & Co./ Monthly	John Laing Group Plc	Paid 1 Month SONIA Plus 49 bps (0.540%)	05/24/2022	—	—	—	GBP 5,626,799	—
Goldman Sachs & Co./ Monthly	Spire Healthcare Group Plc	Paid 1 Month SONIA Plus 90 bps (0.950%)	05/30/2022	—	—	—	GBP 5,675,413	—
Goldman Sachs & Co./ Monthly	Vectura Group Plc	Paid 1 Month SONIA Plus 47 bps (0.500%)	05/30/2022	—	—	—	GBP 5,855,317	—
Goldman Sachs & Co./ Monthly	Dialog Semiconductor Plc	Paid 1 Month EONIA Plus 45 bps (0.936%)	06/01/2022	—	—	—	EUR 3,257,042	—
Morgan Stanley & Co./ Monthly	RSA Insurance Group Ltd.	Paid 1 Month- SONIA Plus 54 bps (0.550%)	08/05/2022	—	—	—	GBP 15,238,762	—

See Notes to Financial Statements.

Annual Report | May 31, 2021

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2021

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Paid	Upfront Payments Received	Market Value	Notional Amount	Unrealized Appreciation
Morgan Stanley & Co./ Monthly	St. Modwen Properties Plc	Paid 1 Month SONIA Plus 94 bps (0.940%)	08/05/2022	$—	$—	$—	GBP 7,156,116	$—
Morgan Stanley & Co./ Monthly	Natixis S.A.	Paid 1 Month EONIA Plus 50 bps (0.021%)	02/10/2023	—	—	—	EUR 7,158,211	—
Morgan Stanley & Co./ Monthly	Adapteo Oyj	Paid 1 Month SEK LIBOR Plus 50 bps (1.443%)	05/17/2023	—	—	—	SEK 32,920,936	—
						$—		$—

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
EUR	17,767,800	USD	21,338,495	Morgan Stanley & Co.	06/15/2021	$394,245
GBP	16,871,500	USD	23,572,328	Morgan Stanley & Co.	06/15/2021	397,289
USD	1,175,440	NOK	9,704,700	Morgan Stanley & Co.	06/15/2021	8,358
NZD	2,550,600	USD	1,836,714	Morgan Stanley & Co.	06/15/2021	19,680
USD	58,334	NZD	80,100	Morgan Stanley & Co.	06/15/2021	35
						$819,607
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	126,867,110	EUR	105,711,600	Morgan Stanley & Co.	06/15/2021	$(2,434,361)
USD	23,573,133	GBP	16,871,500	Morgan Stanley & Co.	06/15/2021	(396,484)
NOK	1,007,800	USD	121,954	Morgan Stanley & Co.	06/15/2021	(756)
USD	10,145,562	NOK	85,056,700	Morgan Stanley & Co.	06/15/2021	(83,302)
USD	6,118,324	NZD	8,477,200	Morgan Stanley & Co.	06/15/2021	(51,613)
						$(2,966,516)

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2021

The following is a summary of investments classified by country exposure:

Country	% of Net Assets(a)
United Kingdom	9.56%
Germany	1.56%
France	1.48%
Finland	1.10%
Norway	0.70%
Spain	0.59%
Austria	0.59%
Italy	0.58%
Netherlands	0.47%
New Zealand	0.26%
Ireland	0.24%
Australia	0.00	%(b)
United States	82.00%
Other Assets in Excess of Liabilities	0.87%
	100.00%

(a)  These percentages represent long positions only and are not net of short positions.

(b)  Less than 0.005% of net assets.

Abbreviations:

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA - Allmennaksjeselskap is the Norwegian term for public limited company.

bps - Basis Points. 100 Basis Points is equal to 1 percentage point.

B.V. - Besloten Vennootschap is the Dutch term for private limited liability company.

CVR - Contingent Value Rights

EONIA - Euro OverNight Index Average

ETF - Exchange-Traded Fund

EUR - Euro

GBP - British pound

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds

LLC - Limited Liability Company

Ltd. - Limited

MSCI - Morgan Stanley Capital International

NOK - Norwegian krone

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

NZD - New Zealand dollar

Oyj - Osakeyhtio is the Finnish equivalent of a public limited company.

PIPE - Private investment in public equity

Plc - Public Limited Company

SA - Generally designates corporations in various countries, mostly those employing civil law. This translates literally in all languages mentioned as anonymous company.

See Notes to Financial Statements.

Annual Report | May 31, 2021

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2021

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States

SEK - Swedish krona

SEK LIBOR - London Interbank Offered Rate denominated in Swedish Krona

SONIA - Sterling OverNight Index Average

S&P - Standard & Poor's

SpA - Societa per Azione

SPAC - Special Purpose Acquisition Company

USD - United States Dollar

The following table summarizes the Arbitrage Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of May 31, 2021:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Aerospace & Defense	$19,043,763	$—	$—	$19,043,763
Auto Parts & Equipment	2,985,328	6,268,362	—	9,253,690
Banks	19,092,058	—	—	19,092,058
Biotechnology	60,428,475	—	—	60,428,475
Chemicals	77,154,508	—	—	77,154,508
Commercial Services	71,760,761	—	—	71,760,761
Construction Materials	23,836,912	—	—	23,836,912
Distribution/Wholesale	12,073,149	—	—	12,073,149
Electronics	56,709,054	—	—	56,709,054
Engineering & Construction	6,568,508	—	20,772,090	27,340,598
Forest Products & Paper	18,420,846	—	—	18,420,846
Healthcare - Products	51,225,070	—	—	51,225,070
Healthcare - Services	69,690,348	—	—	69,690,348
Housewares	2,421,452	—	—	2,421,452
Insurance	65,424,289	—	—	65,424,289
Internet	77,865,812	—	—	77,865,812
Lodging	43,363,399	—	—	43,363,399
Machinery - Diversified	36,847,824	—	—	36,847,824
Media	9,485,418	—	—	9,485,418
Office Furnishings	5,513,300	—	—	5,513,300
Oil & Gas	16,561,826	—	—	16,561,826
Pharmaceuticals	23,624,392	—	—	23,624,392
Real Estate	28,070,123	—	—	28,070,123
Real Estate Investment Trusts	43,023,861	—	—	43,023,861
Retail	24,655,634	—	11,145,315	35,800,949
Semiconductors	118,500,074	—	—	118,500,074
Software	162,225,334	—	53,299,840	215,525,174
Telecommunications	22,695,703	—	—	22,695,703
Transportation	58,442,324	—	—	58,442,324
Trucking & Leasing	3,883,246	—	—	3,883,246
Water	15,130,146	—	—	15,130,146

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2021

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Rights	$—	$943,394	$1,135,875	$2,079,269
Corporate Bonds**	—	5,148,247	—	5,148,247
Convertible Corporate Bonds
Auto Manufacturers	—	2,170,464	—	2,170,464
Private Investments	—	—	6,433,715	6,433,715
Mutual Funds	75,829,593	—	—	75,829,593
Private Investments	—	2,128,929	1,016,499	3,145,428
Warrants	302,490	—	—	302,490
Purchased Options	1,368,634	—	—	1,368,634
Short-Term Investments	149,366,777	—	—	149,366,777
TOTAL	$1,473,590,431	$16,659,396	$93,803,334	$1,584,053,161
Other Financial Instruments***
Assets
Forward Foreign Currency Exchange Contracts	$—	$819,607	$—	$819,607
Equity Swaps	0	—	—	0
Liabilities
Common Stocks**	(252,316,520)	—	—	(252,316,520)
Exchange-Traded Funds	(1,514,099)	—	—	(1,514,099)
Forward Foreign Currency Exchange Contracts	—	(2,966,516)	—	(2,966,516)
TOTAL	$(253,830,619)	$(2,146,909)	$—	$(255,977,528)

*  Refer to footnote 2 where leveling hierarchy is defined.

**  Refer to Portfolio of Investments for sector information.

***  Other financial instruments are instruments such as securities sold short, equity swaps and forward foreign currency exchange contracts.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended May 31, 2021:

Investments in Securities	Balance as of May 31, 2020	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales Proceeds	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2021	Net change in Unrealized Appreciation (Depreciation) from investments still held as of May 31, 2021
Common Stocks	$65,345,698	$4,494,531	$4,969,381	$79,014,224	$(68,606,589)	$—	$—	$85,217,245	$5,342,715
Rights	840,340	567,862	(398,648)	1,059,966	(933,645)	—	—	1,135,875	(398,648)
Convertible Corporate Bonds	—	—	(704,285)	7,138,000	—	—	—	6,433,715	(704,285)
Private Investments	—	—	(16,985)	1,033,484	—	—	—	1,016,499	(16,985)
Total	$66,186,038	$5,062,393	$3,849,463	$88,245,674	$(69,540,234)	$—	$—	$93,803,334	$4,222,797

See Notes to Financial Statements.

Annual Report | May 31, 2021

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2021

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of May 31, 2021:

Investments in Securities	Fair Value at May 31, 2021	Valuation Technique	Unobservable Input	Range of Values	Weighted Average
Common Stocks	$85,217,245	Deal Value, Liquidation Value	Final determination on Dissent, Final Liquidation Value	$20.14-$36.50, 0 AUD	$29.08, 0
Rights	1,135,875	Discounted, probability adjusted value	Discount Rate, Probability	10%, 38.28%-42.25%	10%, 41.37%
Convertible Corporate Bonds	6,433,715	Discounted Cash Flow	Spread	800 Bps	800 Bps
Private Investments	1,016,499	Cost	Cost	$.9091-$1	$0.9351

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Event-Driven Fund  Manager Commentary

May 31, 2021 (Unaudited)

Water Island Event-Driven Fund (formerly known as Water Island Diversified Event-Driven Fund) |

Tickers: AEDNX, AEDFX, AGEAX

The Fund's Goal and Main Investments

The Fund seeks to provide capital growth by investing in credit and equity securities involved in specific corporate events, with a focus on low volatility and low correlation relative to the broader capital markets.

Investment Strategy

The Fund's investment process follows a disciplined, fundamental approach that values risk mitigation while identifying compelling risk/reward opportunities available to us as we screen catalyst-driven corporate events, such as mergers and acquisitions, restructurings, refinancings, recapitalizations, spin-offs, litigation, regulatory changes, and bankruptcy. We analyze these events through three core approaches: merger arbitrage, equity special situations, and credit opportunities. We seek to generate investment returns that have low volatility and low correlation compared to the broader capital markets. We do not manage against any particular benchmark and believe that capital preservation in difficult markets is as important as generating positive returns within our low correlated, low volatility event-driven investment strategy. This process and approach have been an integral part of the culture at Water Island Capital since the firm's inception.

Fiscal Year Highlights

Water Island Event-Driven Fund Class I (AEDNX) returned 14.51% for the fiscal year ending May 31, 2021. Both hard and soft catalysts investments contributed to returns overall, as did all three sub-strategies – merger arbitrage, credit opportunities, and equity special situations. Returns were driven predominantly by the Americas region, though investments in both Europe and the Asia-Pacific region contributed as well. The Fund's top-performing sectors were financials and health care. There were no negative performers on a sector basis, however, the portfolio's broad market hedges did detract from returns.

The Fund's top performing deal for the period was our position in Pacific Biosciences of California. In November 2018, Illumina – a U.S. developer of tools for DNA sequencing and analysis – agreed to acquire Pacific Biosciences – a U.S. DNA sequencing technology firm – for $1.1 billion in cash. The transaction ultimately failed to secure regulatory approval, leading to its termination at the start of 2020, though we opted to maintain our exposure to Pacific Biosciences as we believed the company was not only trading below our fundamental valuation post-break, but also remained an attractive takeout candidate. (In fact, during the regulatory review process it was revealed Illumina's interest in the company was driven in part by a belief that no fewer than four of its major competitors were potential suitors of Pacific Biosciences.) In Q3 2020, following the appointment of a new CEO and improving business prospects for the company, the company's shares traded higher and we exited our position at a gain.

The second-best performer was our position in the acquisition of Acacia Communications by Cisco Systems. In July 2019, Cisco – a U.S.-based provider of communications and networking equipment – reached an agreement to acquire Acacia – a U.S.-based manufacturer of fiber-optic transmission hardware – for $3.1 billion in cash. Due to a lengthy regulatory review process in China, the deal arrived at its termination date in early January without having received all required approvals. Acacia, which had seen its business improve significantly in the time since the deal's announcement, attempted to exercise its right to terminate the transaction. Cisco was clearly committed to acquiring the asset, however, as it sought an injunction preventing Acacia from terminating the deal and – just three days later – the companies announced they had arrived at

Annual Report | May 31, 2021

Water Island Event-Driven Fund  Manager Commentary (continued)

May 31, 2021 (Unaudited)

an amended agreement. Cisco's revised offer was worth $5.0 billion, more than 60% higher than the original terms. The deal received all remaining regulatory approvals and completed successfully in March, leading to gains for the fund.

Conversely, the top detractor in the portfolio for the period was our position in the merger of Gilat Satellite Networks and Comtel Telecommunications. In January 2020, Gilat – an Israel-based provider of satellite communications – agreed to be acquired by Comtech – a U.S. manufacturer of communications equipment – for $569 million in cash and stock. Both companies saw their businesses impacted by the COVID-19 pandemic and subsequently sued each other – Comtech in an attempt to terminate the merger, and Gilat in an attempt to bind Comtech to it. In Q4 2020, rather than pursue their lawsuits, the companies agreed to call off the deal and dismiss all pending litigation, leading to losses in the fund.

The Fund's second-worst performer was our position in the acquisition of Fitbit by Google. In November 2019, Alphabet Inc – via subsidiary Google – agreed to acquire Fitbit – a U.S.-based manufacturer of fitness-tracking devices and mobile apps – in a transaction worth $1.8 billion in cash. We held a position in the deal at various points during the timeline, though regulatory concerns around Google's ownership of sensitive user health data led to volatility in the spread, contributing to losses for the Fund.

www.arbitragefunds.com | 1-800-295-4485

Water Island Event-Driven Fund  Portfolio Information

May 31, 2021 (Unaudited)

Performance (annualized returns as of May 31, 2021)

	One Year	Five Year	Ten Year	Since Inception*
Water Island Event-Driven Fund Class R	14.14%	5.26%	2.73%	2.88%
Water Island Event-Driven Fund Class I	14.51%	5.54%	2.99%	3.14%
Water Island Event-Driven Fund, Class A**	14.20%	5.30%	N/A	2.85%
ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index	0.11%	1.18%	0.63%	0.60%

Current performance may be higher or lower than performance quoted above. Any performance data quoted represents past performance, and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns shown above include the reinvestment of all dividends and capital gains. Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights. Contractual fee waivers are currently in effect. Without such fee waivers, performance numbers would be reduced. You can obtain performance data current to the most recent month end by calling 1-800-295-4485 or going to www.arbitragefunds.com.

* Class R and Class I inception: 10/1/10; Class A inception: 6/1/13. The "Since Inception" returns for securities indices are for the inception date of Class R and Class I shares.

** Class A shares are subject to a maximum front-end sales load of 3.25% of the offering price and are also subject to a 1.00% contingent deferred sales load on purchases at or above $250,000 purchased without a front-end sales charge and redeemed within 18 months of purchase.

The Total Annual Fund Operating Expenses for Class R, Class I and Class A are 2.06%, 1.81% and 2.06%, respectively. The Adviser has agreed to waive fees (not including the effects of interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses, taxes, or other extraordinary expenses) in excess of 1.69%, 1.44% and 1.69% for Class R, Class I and Class A, respectively, until at least September 30, 2022. These expense ratios are as stated in the current prospectus and may differ from the expense ratios disclosed in the financial highlights in this report.

The ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

An investor may not invest directly in an index.

Annual Report | May 31, 2021

Water Island Event-Driven Fund  Portfolio Information (continued)

May 31, 2021 (Unaudited)

Growth of $10,000 Investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Class R shares of the Fund over ten years. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Weighting

The following chart shows the sector weightings of the Water Island Event-Driven Fund's investments (including short sales and excluding derivatives) as of the report date.

* Concentration Risk: If a large percentage of mergers or event-driven investment opportunities taking place within the U.S. are within one industry over a given period of time, the Fund may invest a large portion of its assets in securities of issuers in a single industry for that period of time. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

www.arbitragefunds.com | 1-800-295-4485

Water Island Event-Driven Fund  Portfolio of Investments

May 31, 2021

	Shares	Value
COMMON STOCKS - 95.71%
Aerospace & Defense - 1.93%
Aerojet Rocketdyne Holdings, Inc.(a)	54,335	$2,632,530
Teledyne Technologies, Inc.(b)	1	400
		2,632,930
Auto Parts & Equipment - 0.63%
Akasol AG(b)	3,724	544,948
Goodyear Tire & Rubber Co. (The)(a)(b)	16,208	321,404
		866,352
Banks - 1.06%
Sbanken ASA(c)	117,197	1,440,614
Biotechnology - 5.08%
Alexion Pharmaceuticals, Inc.(a)(b)	39,321	6,942,122
Chemicals - 6.11%
Ferro Corp.(b)	98,547	2,128,615
Recticel SA	41,175	739,104
Tikkurila Oyj	28,972	1,197,684
W R Grace & Co.(a)	62,364	4,273,181
		8,338,584
Commercial Services - 5.07%
IHS Markit Ltd.(a)	65,719	6,920,868
Construction Materials - 1.81%
Forterra, Inc.(b)	56,115	1,311,969
Tarkett SA(b)	47,303	1,165,209
		2,477,178
Distribution/Wholesale - 0.94%
Core-Mark Holding Co., Inc.	28,115	1,289,354
Electronics - 5.29%
Coherent, Inc.(a)(b)	27,503	7,222,563
Engineering & Construction - 1.48%
Aegion Corp.(b)(d)	49,381	1,481,430
Signature Aviation Plc(b)	97,074	545,540
		2,026,970
Entertainment - 0.22%
Cineplex, Inc.(b)	23,133	300,640
Forest Products & Paper - 1.24%
Domtar Corp.(b)	31,269	1,695,718

See Notes to Financial Statements.

Annual Report | May 31, 2021

Water Island Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2021

	Shares	Value
COMMON STOCKS - 95.71% (Continued)
Healthcare - Products - 2.56%
Luminex Corp.	57,942	$2,137,481
Soliton, Inc.(b)	61,176	1,363,001
		3,500,482
Healthcare - Services - 3.86%
Magellan Health, Inc.(a)(b)	10,659	1,003,971
PPD, Inc.(a)(b)	92,423	4,262,549
		5,266,520
Insurance - 4.12%
Hartford Financial Services Group, Inc. (The)	5,343	349,165
Willis Towers Watson Plc	20,196	5,278,427
		5,627,592
Internet - 3.72%
Cerved Group SpA(b)	82,393	987,660
Grubhub, Inc.(b)(e)	11,361	682,910
Proofpoint, Inc.(a)(b)	19,773	3,416,972
		5,087,542
Lodging - 3.59%
Crown Resorts Ltd.(b)	33,674	334,355
Extended Stay America, Inc.(a)	232,052	4,573,745
		4,908,100
Machinery - Diversified - 2.87%
Welbilt, Inc.(b)	158,544	3,917,622
Office Furnishings - 0.35%
Knoll, Inc.(a)	18,415	478,790
Oil & Gas - 1.30%
Cimarex Energy Co.	26,258	1,778,979
Pharmaceuticals - 1.07%
PRA Health Sciences, Inc.(b)	8,588	1,467,861
Real Estate - 1.77%
CA Immobilien Anlagen AG	18,714	813,561
Deutsche Wohnen SE	25,113	1,598,575
		2,412,136

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2021

	Shares	Value
COMMON STOCKS - 95.71% (Continued)
Real Estate Investment Trusts - 3.87%
Globalworth Real Estate Investments Ltd.	77,947	$682,476
Monmouth Real Estate Investment Corp.	104,731	1,973,132
VEREIT, Inc.	55,396	2,635,188
		5,290,796
Retail - 2.59%
At Home Group, Inc.(b)	70,861	2,660,122
Foundation Building Materials, Inc.(b)(d)	43,264	871,337
		3,531,459
Semiconductors - 9.70%
Dialog Semiconductor Plc(b)	21,600	1,718,429
Magnachip Semiconductor Corp.(b)(e)	15,769	373,725
Maxim Integrated Products, Inc.(a)	42,399	4,325,122
Photon Control, Inc.(b)	454,895	1,351,826
Xilinx, Inc.(a)	43,124	5,476,748
		13,245,850
Software - 16.86%
Change Healthcare, Inc.(a)(b)	238,624	5,593,347
MINDBODY, Inc., Class A(b)(d)	48,463	1,768,900
Nuance Communications, Inc.(b)(e)	103,319	5,465,575
Pluralsight, Inc., Class A(b)(d)	85,955	1,933,987
Slack Technologies, Inc., Class A(a)(b)	148,656	6,546,810
Talend SA, ADR(a)(b)	26,377	1,713,714
		23,022,333
Special Purpose Acquisition Companies - 0.30%
Bull Horn Holdings Corp.(b)	40,295	413,024
Telecommunications - 1.45%
ORBCOMM, Inc.(a)(b)	176,664	1,976,870
Transportation - 3.68%
Kansas City Southern(a)	16,878	5,024,243
Water - 1.19%
Suez SA(b)	66,922	1,628,896
TOTAL COMMON STOCKS (Cost $125,415,244)		130,732,988

See Notes to Financial Statements.

Annual Report | May 31, 2021

Water Island Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2021

	Shares	Value
RIGHTS(b) - 0.09%
Bristol-Myers Squibb Co. CVR	67,803	$74,583
Stemline Therapeutics, Inc. CVR(d)	121,306	43,889
TOTAL RIGHTS (Cost $150,812)		118,472

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS(c) - 2.19%
Entertainment - 1.21%
Stars Group Holdings B.V. / Stars Group US Co-Borrower LLC	07/15/2026	7.000%	$1,585,000	$1,648,812
Telecommunications - 0.98%
Cincinnati Bell, Inc.	07/15/2024	7.000%	1,305,000	1,344,150
TOTAL CORPORATE BONDS (Cost $2,981,618)				2,992,962
CONVERTIBLE CORPORATE BONDS - 2.45%
Auto Manufacturers - 0.24%
Lightning eMotors, Inc.(c)	05/15/2024	7.500%	403,000	336,940
Entertainment - 0.36%
Cineplex, Inc.(c)	09/30/2025	5.750%	392,000	490,022
Pharmaceuticals - 1.06%
Dermira, Inc.	05/15/2022	3.000%	1,430,000	1,444,300
Private Investments(d)(f) - 0.79%
GigCapital2 PIPE	06/15/2026	6.250%	616,000	560,061
Kaleyra PIPE	06/01/2026	6.125%	584,000	521,676
				1,081,737
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $3,328,840)				3,352,999

	Shares	Value
WARRANTS(b) - 0.03%
Auto Manufacturers - 0.03%
Lightning eMotors, Inc., Exercise Price $11.50, Expires 07/02/2025	35,043	$46,957
TOTAL WARRANTS (Cost $0)		46,957

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2021

	Shares	Value
PRIVATE INVESTMENTS(b) - 0.32%
Fast Capital LLC(d)(f)	22,800	$22,800
Fuse LLC(d)(f)	56,600	51,455
Fuse Sponsor Capital, Z2 Shares(d)(f)	5,660	5,145
GigCapital2 PIPE Equity	8,340	84,067
Kaleyra PIPE Equity	22,292	270,848
TOTAL PRIVATE INVESTMENTS (Cost $442,777)		434,315

	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
PURCHASED OPTIONS(b) - 0.12%
Call Options Purchased - 0.10%
Advanced Micro Devices, Inc.	06/2021	$90.00	$1,193,192	149	$3,874
Grubhub, Inc.
	06/2021	75.00	198,363	33	578
	06/2021	77.50	222,407	37	1,480
	06/2021	80.00	312,572	52	780
Herman Miller, Inc.	06/2021	50.00	282,020	59	3,540
II-VI, Inc.	06/2021	65.00	1,589,932	236	93,220
Magnachip Semiconductor Corp.	06/2021	25.00	374,460	158	10,665
Middleby Corp. (The)
	06/2021	180.00	213,564	13	2,795
	06/2021	185.00	476,412	29	1,378
	06/2021	190.00	229,992	14	336
	06/2021	195.00	213,564	13	611
	07/2021	175.00	262,848	16	6,000
	07/2021	180.00	213,564	13	3,607
Nuance Communications, Inc.	06/2021	55.00	1,243,150	235	2,350
TOTAL CALL OPTIONS PURCHASED (Cost $231,086)					131,214

See Notes to Financial Statements.

Annual Report | May 31, 2021

Water Island Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2021

	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
PURCHASED OPTIONS(b) - 0.12% (Continued)
Put Options Purchased - 0.02%
ChargePoint Holdings, Inc.	08/2021	$17.50	$141,230	58	$4,669
Churchill Capital Corp. IV	07/2021	17.50	122,264	62	9,827
Defiance NextGen SPAC Derived ETF
	08/2021	20.00	199,600	80	5,600
	08/2021	21.00	199,600	80	7,600
Stem, Inc.	07/2021	17.50	187,516	74	3,145
TOTAL PUT OPTIONS PURCHASED (Cost $81,011)					30,841
TOTAL PURCHASED OPTIONS (Cost $312,097)					162,055
Total Investments - 100.91% (Cost $132,631,388)					137,840,748

Liabilities in Excess of Other Assets - (0.91%)(g)	(1,247,072)
NET ASSETS - 100.00%	$136,593,676

Portfolio Footnotes

(a)  Security, or a portion of security, is being held as collateral for short sales or forward foreign currency exchange contracts. At May 31, 2021, the aggregate fair market value of those securities was $49,011,616, representing 35.88% of net assets.

(b)  Non-income-producing security.

(c)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2021, these securities had a total value of $5,260,538 or 3.85% of net assets.

(d)  Security fair valued using significant unobservable inputs and classified as a Level 3 security. As of May 31, 2021, the total fair market value of these securities was $7,260,680, representing 5.32% of net assets.

(e)  Underlying security for a written/purchased call/put option.

(f)  Represents a holding that is a direct investment into a private company and is not a listed or publicly traded entity.

(g)  Includes cash held as collateral for short sales.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2021

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (18.93%)
Electronics - (1.16%)
II-VI, Inc.	(23,606)	$(1,590,336)
Food - (0.45%)
Performance Food Group Co.	(12,348)	(619,005)
Healthcare - Services - (0.58%)
ICON Plc	(3,543)	(792,782)
Insurance - (4.05%)
Aon Plc, Class A	(21,812)	(5,526,506)
Machinery - Diversified - (1.93%)
Middleby Corp. (The)	(16,056)	(2,637,680)
Oil & Gas - (1.27%)
Cabot Oil & Gas Corp.	(105,415)	(1,728,806)
Real Estate Investment Trusts - (1.41%)
Equity Commonwealth	(70,167)	(1,925,383)
Semiconductors - (4.36%)
Advanced Micro Devices, Inc.	(74,320)	(5,951,546)
Software - (2.01%)
salesforce.com, Inc.	(11,531)	(2,745,531)
Telecommunications - (0.14%)
Cincinnati Bell, Inc.	(12,017)	(185,062)
Transportation - (1.57%)
Canadian National Railway Co.	(19,055)	(2,145,021)
TOTAL COMMON STOCKS (Proceeds $26,739,556)		(25,847,658)
EXCHANGE-TRADED FUNDS - (0.07%)
Equity Fund - (0.07%)
iShares Russell 2000 ETF	(441)	(99,445)
TOTAL EXCHANGE-TRADED FUNDS (Proceeds $99,765)		(99,445)
TOTAL SECURITIES SOLD SHORT (Proceeds $26,839,321)		$(25,947,103)

See Notes to Financial Statements.

Annual Report | May 31, 2021

Water Island Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2021

EQUITY SWAP CONTRACTS

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Paid	Upfront Payments Received	Market Value	Notional Amount		Unrealized Appreciation
Morgan Stanley & Co./ Monthly	Analog Devices, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	08/19/2021	$—	$—	$—	USD	4,396,631	$—
Morgan Stanley & Co./ Monthly	AstraZeneca Plc	Received 1 Month- Federal Rate Minus 56 bps (-0.500%)	08/19/2021	—	—	—	USD	4,741,941	—
Morgan Stanley & Co./ Monthly	Cooper Tire & Rubber Co.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	08/19/2021	—	—	—	USD	1,061,180	—
Morgan Stanley & Co./ Monthly	iShares Russell 2000 ETF	Received 1 Month- Federal Rate Minus 61 bps (-0.550%)	08/19/2021	—	—	—	USD	441,304	—
Morgan Stanley & Co./ Monthly	Herman Miller, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	08/19/2021	—	—	—	USD	281,685	—
Morgan Stanley & Co./ Monthly	Realty Income Corp.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	08/19/2021	—	—	—	USD	2,669,515	—
See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2021

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Paid	Upfront Payments Received	Market Value	Notional Amount		Unrealized Appreciation
Morgan Stanley & Co./ Monthly	S&P Global, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	08/19/2021	$—	$—	$—	USD	7,077,495	$—
Goldman Sachs & Co./ Monthly	Aggreko Plc	Paid 1 Month GBP LIBOR Plus 45 bps (0.502%)	03/09/2022	—	—	—	GBP	684,178	—
Goldman Sachs & Co./ Monthly	Arrow Global Group Plc	Paid 1 Month GBP LIBOR Plus 85 bps (0.903%)	04/04/2022	—	—	—	GBP	391,687	—
Goldman Sachs & Co./ Monthly	Gamesys Group Plc	Paid 1 Month GBP LIBOR Plus 85 bps (0.897%)	04/05/2022	—	—	—	GBP	347,804	—
Goldman Sachs & Co./ Monthly	Equiniti Group Plc	Paid 1 Month SONIA Plus 95 bps (1.000%)	05/10/2022	—	—	—	GBP	381,270	—
Goldman Sachs & Co./ Monthly	UDG Healthcare Plc	Paid 1 Month SONIA Plus 95 bps (1.00%)	05/16/2022	—	—	—	GBP	1,442,826	—

See Notes to Financial Statements.

Annual Report | May 31, 2021

Water Island Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2021

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Paid	Upfront Payments Received	Market Value	Notional Amount		Unrealized Appreciation
Goldman Sachs & Co./ Monthly	John Laing Group Plc	Paid 1 Month SONIA Plus 49 bps (0.540%)	05/24/2022	$—	$—	$—	GBP	486,139	$—
Goldman Sachs & Co./ Monthly	Spire Healthcare Group Plc	Paid 1 Month SONIA Plus 90 bps (0.950%)	05/30/2022	—	—	—	GBP	485,790	—
Goldman Sachs & Co./ Monthly	Vectura Group Plc	Paid 1 Month SONIA Plus 47 bps (0.520%)	05/30/2022	—	—	—	GBP	743,956	—
Goldman Sachs & Co./ Monthly	Dialog Semiconductor Plc	Paid 1 Month EONIA Plus 45 bps (0.936%)	06/01/2022	—	—	—	EUR	401,683	—
Morgan Stanley & Co./ Monthly	Aggreko Plc	Paid 1 Month SONIA Plus 94 bps (0.950%)	11/04/2022	—	—	—	GBP	420,122	—
Morgan Stanley & Co./ Monthly	Gamesys Group Plc	Paid 1 Month- SONIA Plus 94 bps (0.950%)	11/04/2022	—	—	—	GBP	229,376	—
Morgan Stanley & Co./ Monthly	St. Modwen Properties Plc	Paid 1 Month SONIA Plus 94 bps (0.950%)	11/04/2022	—	—	—	GBP	911,510	—

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2021

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Paid	Upfront Payments Received	Market Value	Notional Amount		Unrealized Appreciation
Morgan Stanley & Co./ Monthly	Natixis S.A.	Paid 1 Month EONIA Plus 50 bps (0.021%)	02/10/2023	$—	$—	$—	EUR	931,688	$—
						$—			$—

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	343,936	AUD	442,800	Morgan Stanley & Co.	06/15/2021	$1,230
CAD	250,700	USD	200,747	Morgan Stanley & Co.	06/15/2021	6,954
USD	23,944	CAD	28,900	Morgan Stanley & Co.	06/15/2021	1
EUR	735,700	USD	880,843	Morgan Stanley & Co.	06/15/2021	19,030
GBP	1,021,700	USD	1,428,669	Morgan Stanley & Co.	06/15/2021	22,878
USD	148,126	NOK	1,223,100	Morgan Stanley & Co.	06/15/2021	1,037
						$51,130
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
AUD	9,400	USD	7,298	Morgan Stanley & Co.	06/15/2021	$(23)
USD	2,306,923	CAD	2,832,000	Morgan Stanley & Co.	06/15/2021	(39,333)
USD	11,869,591	EUR	9,861,900	Morgan Stanley & Co.	06/15/2021	(193,022)
USD	1,427,178	GBP	1,021,700	Morgan Stanley & Co.	06/15/2021	(24,368)
NOK	130,600	USD	15,804	Morgan Stanley & Co.	06/15/2021	(98)
USD	1,298,789	NOK	10,885,000	Morgan Stanley & Co.	06/15/2021	(10,236)
						$(267,080)

The following is a summary of investments classified by country exposure:

Country	% of Net Assets(a)
United Kingdom	10.59%
France	2.04%
Germany	1.57%
Canada	1.57%
Netherlands	1.21%
Norway	1.05%
Italy	0.92%
Finland	0.88%
Austria	0.60%

See Notes to Financial Statements.

Annual Report | May 31, 2021

Water Island Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2021

Country	% of Net Assets(a)
Belgium	0.54%
Romania	0.50%
Republic of Korea	0.27%
Australia	0.24%
United States	78.93%
Liabilities in Excess of Other Assets	(0.91)%
100.00%

(a)  These percentages represent long positions only and are not net of short positions.

Abbreviations:

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA - Allmennaksjeselskap is the Norwegian term for public limited company.

AUD - Australian dollar

bps - Basis Points. 100 Basis Points is equal to 1 percentage point.

B.V. - Besloten Vennootschap is the Dutch term for private limited liability company.

CAD - Canadian dollar

CVR - Contingent Value Rights

EONIA - Euro OverNight Index Average

ETF - Exchange-Traded Fund

EUR - Euro

GBP - British pound

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds

LLC - Limited Liability Company

Ltd. - Limited

NOK - Norwegian krone

Oyj - Osakeyhtio is the Finnish equivalent of a public limited company.

PIPE - Private investment in public equity

Plc - Public Limited Company

SA - Generally designates corporations in various countries, mostly those employing civil law. This translates literally in all languages mentioned as anonymous company.

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States

SONIA - Sterling OverNight Index Average

S&P - Standard & Poor's

SpA - Societa per Azione

SPAC - Special Purpose Acquisition Company

USD - United States Dollar

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2021

The following table summarizes the Water Island Event-Driven Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of May 31, 2021:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Aerospace & Defense	$2,632,930	$—	$—	$2,632,930
Auto Parts & Equipment	321,404	544,948	—	866,352
Banks	1,440,614	—	—	1,440,614
Biotechnology	6,942,122	—	—	6,942,122
Chemicals	8,338,584	—	—	8,338,584
Commercial Services	6,920,868	—	—	6,920,868
Construction Materials	2,477,178	—	—	2,477,178
Distribution/Wholesale	1,289,354	—	—	1,289,354
Electronics	7,222,563	—	—	7,222,563
Engineering & Construction	545,540	—	1,481,430	2,026,970
Entertainment	300,640	—	—	300,640
Forest Products & Paper	1,695,718	—	—	1,695,718
Healthcare - Products	3,500,482	—	—	3,500,482
Healthcare - Services	5,266,520	—	—	5,266,520
Insurance	5,627,592	—	—	5,627,592
Internet	5,087,542	—	—	5,087,542
Lodging	4,908,100	—	—	4,908,100
Machinery - Diversified	3,917,622	—	—	3,917,622
Office Furnishings	478,790	—	—	478,790
Oil & Gas	1,778,979	—	—	1,778,979
Pharmaceuticals	1,467,861	—	—	1,467,861
Real Estate	2,412,136	—	—	2,412,136
Real Estate Investment Trusts	5,290,796	—	—	5,290,796
Retail	2,660,122	—	871,337	3,531,459
Semiconductors	13,245,850	—	—	13,245,850
Software	19,319,446	—	3,702,887	23,022,333
Special Purpose Acquisition Companies	413,024	—	—	413,024
Telecommunications	1,976,870	—	—	1,976,870
Transportation	5,024,243	—	—	5,024,243
Water	1,628,896	—	—	1,628,896
Rights	—	74,583	43,889	118,472
Corporate Bonds**	—	2,992,962	—	2,992,962
Convertible Corporate Bonds
Auto Manufacturers	—	336,940	—	336,940
Entertainment	—	490,022	—	490,022
Pharmaceuticals	—	1,444,300	—	1,444,300
Private Investments	—	—	1,081,737	1,081,737
Warrants	46,957	—	—	46,957
Private Investments	—	354,915	79,400	434,315
Purchased Options	162,055	—	—	162,055
TOTAL	$124,341,398	$6,238,670	$7,260,680	$137,840,748

See Notes to Financial Statements.

Annual Report | May 31, 2021

Water Island Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2021

Other Financial Instruments***	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Exchange Contracts	$—	$51,130	$—	$51,130
Equity Swaps	0	—	—	0
Liabilities
Common Stocks**	(25,847,658)	—	—	(25,847,658)
Exchange-Traded Funds	(99,445)	—	—	(99,445)
Forward Foreign Currency Exchange Contracts	—	(267,080)	—	(267,080)
TOTAL	$(25,947,103)	$(215,950)	$—	$(26,163,053)

*  Refer to footnote 2 where leveling hierarchy is defined.

**  Refer to Portfolio of Investments for sector information.

***  Other financial instruments are instruments such as securities sold short, equity swaps and forward foreign currency exchange contracts.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended May 31, 2021:

Investments in Securities	Balance as of May 31, 2020	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales Proceeds	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2021	Net change in Unrealized Appreciation (Depreciation) from investments still held as of May 31, 2021
Common Stocks	$2,731,749	$520,171	$412,388	$8,599,813	$(6,208,467)	$—	$—	$6,055,654	$429,920
Rights	—	—	3,858	40,031	—	—	—	43,889	3,858
Convertible Corporate Bonds	—	—	(118,263)	1,200,000	—	—	—	1,081,737	(118,263)
Private Investments	—	—	(1,328)	80,728	—	—	—	79,400	(1,328)
Total	$2,731,749	$520,171	$296,655	$9,920,572	$(6,208,467)	$—	$—	$7,260,680	$314,187

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2021

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of May 31, 2021:

Investments in Securities	Fair Value at May 31, 2021	Valuation Technique	Unobservable Input	Range of Values	Weighted Average
Common Stocks	$6,055,654	Deal Value, Liquidation Value	Final Determination on Dissent, Liquidation Value	$20.14-$36.50	$28.08
Rights	43,889	Discounted, probability adjusted value	Discount Rate, Probability	10%, 38.28%	10%, 38.28%
Convertible Corporate Bonds	1,081,737	Discounted Cash Flow	Spread	800 Bps	800 Bps
Private Investments	79,400	Cost	Cost	$0.91-$1	$0.97

See Notes to Financial Statements.

Annual Report | May 31, 2021

Water Island Credit Opportunities Fund  Manager Commentary

May 31, 2021 (Unaudited)

Water Island Credit Opportunities Fund | Tickers: ACFIX, ARCFX, AGCAX

The Fund's Goal and Main Investments

The Fund seeks to provide current income and capital growth by focusing on company-specific catalysts and events in order to generate returns that are more correlated to the outcomes and timelines of those events, rather than on overall market direction or changes in interest rates.

Investment Strategy

The Fund employs a fundamentally driven investment approach. The investment team screens catalyst-driven investments such as mergers, acquisitions, asset sales, spin-offs, refinancings, recapitalizations, corporate reorganizations, litigation, and regulatory changes. From this universe the team selects investments based on factors such as risk/reward profile, potential downside, and security liquidity. The team generates returns by holding outright long and short positions and by utilizing capital structure arbitrage, merger arbitrage, and convertible arbitrage techniques to exploit security mispricing or inefficiencies. This portfolio offers a pure-play credit implementation of Water Island Capital's broader event-driven style.

Fiscal Year Highlights

Water Island Credit Opportunities Fund Class I (ACFIX) returned 8.29% for the fiscal year ending May 31, 2021. The portfolio's returns were derived predominantly from the Americas, though investments in Europe and the Asia-Pacific region also contributed positively to performance. The Fund's top-performing sectors were energy and industrials. The only sector that detracted from returns over the period was utilities. The portfolio's broad market hedges also detracted slightly from returns.

The Fund's top contributor for the period was our position in QEP Resources, a natural gas and oil exploration company located in the Permian and Williston Basins. Since the inception of this trade, our focus had been on the front end of QEP's maturity curve and the company's efforts to de-lever its balance sheet through asset sales and operational changes. During Q1 2020, QEP bonds sold off along with the energy sector due to dramatic supply and demand imbalances. We added to our position at that time as we continued to believe that QEP had multiple ways to redeem its 2021 bonds. During Q3 2020, the company announced the redemption of its 2021 bonds following the accelerated receipt of tax refunds from the U.S. government. The redemption occurred in Q4 2020, leading to strong gains for the Fund.

The second-best performing event contributor was our position in Boeing, one of the world's most powerful aerospace and defense companies. Over the past year, the company has faced some of the most serious challenges in its history. Following the grounding of the 737 MAX due to software and avionics issues, combined with the significant impact of the COVID-19 pandemic on the company's airline customers, Boeing needed to raise short-term liquidity to cover its global obligations and manufacturing infrastructure. In April 2020, the company raised $25 billion through various debt tranches which were brought to market at historically wide spreads. We purchased some of this debt as a medium-term investment, and over the year our position appreciated as the company's 737 Max was re-certified by several important national aviation regulators, leading to gains for the Fund.

Conversely, the Fund's top detractor for the fiscal year was our position in Edgewell Personal Care, a manufacturer of consumer products under a broad range of brands including Schick, Edge, Banana Boat, Hawaiian Tropic, and Playtex. While we initially purchased Edgewell bonds as a short-term yield-to-call investment, defensive hedges led to small losses despite the company's bonds being called at a premium during Q3 2020.

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Water Island Credit Opportunities Fund  Manager Commentary (continued)

May 31, 2021 (Unaudited)

The Fund's second-largest detractor was our position in Kaleyra, a provider of cloud communications platforms for building SMS, voice, and messaging applications. During February 2021, the company announced a transformative acquisition to expand its U.S. footprint by purchasing privately held Mgage LLC for approximately $220 million. As part of this transaction, we joined a group of investors to help fund this deal via a convertible bond offering. The investment was attractive not only from a valuation standpoint, but also due to the prospects for the pro-forma company and multiple potential catalysts related to the company being under-covered by the research community (which we believe will change over time). The loss during 2021 is related to marking the position at its bond floor during the period between our commitment to the financing and the issuance of the bonds. The bonds were issued shortly after the close of the fiscal year and, as of this writing, are trading above our cost basis.

Annual Report | May 31, 2021

Water Island Credit Opportunities Fund  Portfolio Information

May 31, 2021 (Unaudited)

Performance (annualized returns as of May 31, 2021)

	One Year	Five Year	Ten Year	Since Inception*
Water Island Credit Opportunities Fund, Class R	8.09%	3.76%	N/A	3.00%
Water Island Credit Opportunities Fund, Class I	8.29%	4.02%	N/A	3.24%
Water Island Credit Opportunities Fund, Class A**	8.02%	3.74%	N/A	2.93%
ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index	0.11%	1.18%	N/A	0.72%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	-0.40%	3.25%	N/A	2.80%

Current performance may be higher or lower than performance quoted above. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns shown above include the reinvestment of all dividends and capital gains. Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights. Contractual fee waivers are currently in effect. Without such fee waivers, performance numbers would be reduced. You can obtain performance data current to the most recent month end by calling 1-800-295-4485 or going to www.arbitragefunds.com.

* Class R and Class I inception: 10/1/12; Class A inception: 6/1/13. The "Since Inception" returns for securities indices are for the inception date of Class R and Class I shares.

** Class A shares are subject to a maximum front-end sales load of 3.25% of the offering price and are also subject to a 1.00% contingent deferred sales load on purchases at or above $250,000 purchased without a front-end sales charge and redeemed within 18 months of purchase.

The Total Annual Fund Operating Expenses for Class R, Class I and Class A are 1.97%, 1.72% and 1.97%, respectively. The Adviser has agreed to waive fees (not including the effects of interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses, taxes, or other extraordinary expenses) in excess of 1.23%, 0.98% and 1.23% for Class R, Class I and Class A, respectively, until at least September 30, 2022. These expense ratios are as stated in the current prospectus and may differ from the expense ratios disclosed in the financial highlights in this report.

The ICE Bank of America (BofA) Merrill Lynch U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

An investor may not invest directly in an index.

www.arbitragefunds.com | 1-800-295-4485

Water Island Credit Opportunities Fund  Portfolio Information (continued)

May 31, 2021 (Unaudited)

Growth of $10,000 Investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Class R shares of the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Weighting

The following chart shows the sector weightings of the Water Island Credit Opportunities Fund investments (including short sales and excluding derivatives) as of the report date.

Annual Report | May 31, 2021

Water Island Credit Opportunities Fund  Portfolio of Investments

May 31, 2021

	Maturity Date	Rate	Principal Amount	Value
BANK LOAN - 1.85%
Chemicals - 1.85%
Zep Inc., 2017 1st Lien Term Loan, Variable Rate, (3 mo. USD LIBOR plus 4.00%)	08/12/2024	5.000%	$1,994,832	$1,971,393
TOTAL BANK LOANS (Cost $1,985,212)				1,971,393
CORPORATE BONDS - 80.13%
Aerospace & Defense - 3.10%
Boeing Co. (The)(a)	05/01/2050	5.805%	1,250,000	1,607,680
Triumph Group, Inc.	06/01/2022	5.250%	1,687,000	1,688,687
				3,296,367
Auto Manufacturers - 4.68%
Navistar International Corp.(b)
	05/01/2025	9.500%	750,000	810,825
	11/01/2025	6.625%	4,032,000	4,169,491
				4,980,316
Banks - 0.97%
CIT Group, Inc.	08/01/2023	5.000%	50,000	54,312
Truist Bank, Variable Rate, (3 mo. USD LIBOR plus 0.65%)(a)	03/15/2028	0.834%	1,000,000	973,952
				1,028,264
Commercial Services - 4.76%
APX Group, Inc.(a)	12/01/2022	7.875%	1,390,000	1,396,992
Jaguar Holding Co. II / PPD Development LP(b)	06/15/2028	5.000%	2,500,000	2,700,000
Laureate Education, Inc.(b)	05/01/2025	8.250%	935,000	973,522
				5,070,514
Computers & Computer Services - 3.47%
Dell International LLC / EMC Corp.(a)(b)	06/15/2024	7.125%	2,500,000	2,550,000
Dell International LLC / EMC Corp.(b)	10/01/2026	4.900%	1,000,000	1,148,044
				3,698,044

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2021

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 80.13% (Continued)
Construction Materials - 2.71%
Forterra Finance LLC / FRTA Finance Corp.(b)	07/15/2025	6.500%	$1,663,000	$1,791,882
Norbord, Inc.(a)(b)	04/15/2023	6.250%	1,000,000	1,090,200
				2,882,082
Diversified Financial Services - 2.92%
Solera LLC / Solera Finance, Inc.(b)	03/01/2024	10.500%	3,025,000	3,106,675
Electronics - 2.69%
Ingram Micro, Inc.(a)	12/15/2024	5.450%	2,500,000	2,861,966
Entertainment - 4.21%
Scientific Games International, Inc.(a)(b)	10/15/2025	5.000%	1,500,000	1,545,000
Stars Group Holdings B.V. / Stars Group US Co-Borrower LLC(a)(b)	07/15/2026	7.000%	2,820,000	2,933,533
				4,478,533
Food - 4.96%
B&G Foods, Inc.	04/01/2025	5.250%	1,500,000	1,541,250
Chobani LLC / Chobani Finance Corp., Inc.(a)(b)	04/15/2025	7.500%	2,122,000	2,207,983
Dole Food Co., Inc.(b)	06/15/2025	7.250%	1,500,000	1,530,000
				5,279,233
Hand/Machine Tools - 2.95%
Werner FinCo LP / Werner FinCo, Inc.(b)	07/15/2025	8.750%	3,000,000	3,142,500
Iron/Steel - 1.16%
Cleveland-Cliffs, Inc.	03/01/2025	5.750%	1,200,000	1,237,800
Lodging - 0.14%
Diamond Resorts International, Inc.(a)(b)	09/01/2023	7.750%	143,000	148,363
Machinery - Diversified - 3.66%
RBS Global, Inc. / Rexnord LLC(a)(b)	12/15/2025	4.875%	1,240,000	1,269,450
Welbilt, Inc.(a)	02/15/2024	9.500%	2,500,000	2,625,000
				3,894,450

See Notes to Financial Statements.

Annual Report | May 31, 2021

Water Island Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2021

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 80.13% (Continued)
Media - 1.91%
Meredith Corp.(c)	02/01/2026	6.875%	$1,500,000	$1,566,705
Walt Disney Co. (The)(a)	09/01/2049	2.750%	500,000	464,502
				2,031,207
Metal Fabricate & Hardware - 3.38%
Hillman Group, Inc. (The)(b)	07/15/2022	6.375%	3,592,000	3,594,514
Oil & Gas - 3.43%
Chevron USA, Inc.	11/15/2043	5.250%	520,000	688,688
Par Petroleum LLC / Par Petroleum Finance Corp.(a)(b)	12/15/2025	7.750%	2,300,000	2,316,560
WPX Energy, Inc.
	10/15/2027	5.250%	85,000	90,967
	06/15/2028	5.875%	504,000	554,904
				3,651,119
Pipelines - 1.88%
Enable Midstream Partners LP(a)	05/15/2024	3.900%	1,250,000	1,337,513
Enable Midstream Partners LP	05/15/2028	4.950%	125,000	141,489
Midwest Connector Capital Co. LLC(a)(b)	04/01/2024	3.900%	500,000	521,429
				2,000,431
Real Estate Investment Trusts - 3.24%
ESH Hospitality, Inc.(b)
	05/01/2025	5.250%	2,100,000	2,139,375
	10/01/2027	4.625%	1,240,000	1,311,300
				3,450,675
Retail - 2.51%
Golden Nugget, Inc.(b)	10/15/2024	6.750%	2,645,000	2,669,546
Semiconductors - 0.23%
Microchip Technology, Inc.	06/01/2021	3.922%	250,000	250,000
Software - 7.98%
BY Crown Parent LLC / BY Bond Finance, Inc.(a)(b)	01/31/2026	4.250%	4,066,000	4,248,401
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.(a)(b)	03/01/2025	5.750%	2,000,000	2,033,000

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2021

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 80.13% (Continued)
Software - 7.98% (Continued)
Dun & Bradstreet Corp. (The)(a)(b)(c)	02/15/2027	10.250%	$2,000,000	$2,207,500
				8,488,901
Telecommunications - 11.50%
Altice France SA(b)	05/01/2026	7.375%	6,500,000	6,759,480
Cincinnati Bell, Inc.(b)
	07/15/2024	7.000%	2,300,000	2,369,000
	10/15/2025	8.000%	2,000,000	2,115,000
Hughes Satellite Systems Corp.	06/15/2021	7.625%	1,000,000	1,002,200
				12,245,680
Transportation - 1.69%
GasLog Ltd.	03/22/2022	8.875%	1,748,000	1,798,255
TOTAL CORPORATE BONDS (Cost $84,327,144)				85,285,435
CONVERTIBLE CORPORATE BONDS - 14.71%
Auto Manufacturers - 0.49%
Lightning eMotors, Inc.(b)	05/15/2024	7.500%	620,000	518,370
Computers & Computer Services - 1.47%
Pure Storage, Inc.(a)	04/15/2023	0.125%	1,500,000	1,564,687
Entertainment - 0.67%
Cineplex, Inc.(b)	09/30/2025	5.750%	567,000	708,782
Internet - 1.76%
Twitter, Inc.	06/15/2024	0.250%	1,500,000	1,877,850
Pharmaceuticals - 4.58%
Dermira, Inc.	05/15/2022	3.000%	1,938,000	1,957,380
Jazz Investments I Ltd.	08/15/2021	1.875%	1,500,000	1,520,625
Paratek Pharmaceuticals, Inc.(a)	05/01/2024	4.750%	1,500,000	1,401,562
				4,879,567
Private Investments(d)(e) - 1.57%
GigCapital2 PIPE	06/15/2026	6.250%	951,000	864,640
Kaleyra PIPE	06/01/2026	6.125%	900,000	803,952
				1,668,592

See Notes to Financial Statements.

Annual Report | May 31, 2021

Water Island Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2021

	Maturity Date	Rate	Principal Amount	Value
CONVERTIBLE CORPORATE BONDS - 14.71% (Continued)
Software - 4.17%
Nuance Communications, Inc.(a)	12/15/2035	1.000%	$1,000,000	$2,185,000
Slack Technologies, Inc.	04/15/2025	0.500%	1,500,000	2,250,000
				4,435,000
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $13,809,090)				15,652,848

	Shares	Value
WARRANTS - 0.07%
Auto Manufacturers - 0.07%
Lightning eMotors, Inc., Exercise Price $11.50, Expires 07/02/2025(f)	53,913	$72,243
TOTAL WARRANTS (Cost $0)		72,243
PREFERRED STOCKS - 0.00%(g)
Insurance - 0.00%(g)
National General Holdings Corp., Series C, 7.500%	10	254
TOTAL PREFERRED STOCKS (Cost $256)		254

	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
PURCHASED OPTIONS(f) - 0.15%
Call Options Purchased - 0.15%
Dun & Bradstreet Holdings, Inc.	07/2021	$25.00	$244,758	114	$2,280
Meredith Corp.	09/2021	35.00	252,600	75	20,063
Par Pacific Holdings, Inc.
	06/2021	17.50	487,200	350	2,625
	07/2021	15.00	139,200	100	7,000
Scientific Games Corp.	07/2021	75.00	1,632,150	225	118,125
SPDR S&P 500 ETF Trust	06/2021	430.00	4,200,400	100	7,950
TOTAL CALL OPTIONS PURCHASED (Cost $237,281)					158,043
TOTAL PURCHASED OPTIONS (Cost $237,281)					158,043

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2021

	Yield		Shares	Value
SHORT-TERM INVESTMENTS - 2.09%
Money Market Funds
Morgan Stanley Institutional Liquidity Fund Government Portfolio, Institutional Class	0.026	%(h)	1,114,360	$1,114,360
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.051	%(h)	1,114,360	1,114,360
				2,228,720
TOTAL SHORT-TERM INVESTMENTS (Cost $2,228,720)				2,228,720
Total Investments - 99.00% (Cost $102,587,703)				105,368,936
Other Assets in Excess of Liabilities - 1.00%(i)				1,059,056
NET ASSETS - 100.00%				$106,427,992

Portfolio Footnotes

(a)  Security, or a portion of security, is being held as collateral for short sales, written option contracts or forward foreign currency exchange contracts. At May 31, 2021, the aggregate fair market value of those securities was $31,642,288, representing 29.73% of net assets.

(b)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2021, these securities had a total value of $64,629,725 or 60.73% of net assets.

(c)  Underlying security for a written/purchased call/put option.

(d)  Represents a holding that is a direct investment into a private company and is not a listed or publicly traded entity.

(e)  Security fair valued using significant unobservable inputs and classified as a Level 3 security. As of May 31, 2021, the total fair market value of these securities was $1,668,592, representing 1.57% of net assets.

(f)  Non-income-producing security.

(g)  Less than 0.005% of net assets.

(h)  Rate shown is the 7-day effective yield as of May 31, 2021.

(i)  Includes cash held as collateral for short sales and written option contracts.

See Notes to Financial Statements.

Annual Report | May 31, 2021

Water Island Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2021

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (7.10%)
Auto Manufacturers - (0.21%)
Navistar International Corp.	(5,000)	$(221,150)
Commercial Services - (0.01%)
Dun & Bradstreet Holdings, Inc.	(300)	(6,441)
Computers & Computer Services - (0.40%)
Pure Storage, Inc., Class A	(22,300)	(424,815)
Entertainment - (0.92%)
Cineplex, Inc.	(33,300)	(432,772)
Scientific Games Corp., Class A	(7,600)	(551,304)
		(984,076)
Internet - (0.83%)
Twitter, Inc.	(15,300)	(887,400)
Media - (0.14%)
Meredith Corp.	(4,500)	(151,560)
Metal Fabricate & Hardware - (0.08%)
Rexnord Corp.	(1,800)	(89,946)
Oil & Gas - (0.07%)
Par Pacific Holdings, Inc.	(5,160)	(71,827)
Pharmaceuticals - (0.49%)
Jazz Pharmaceuticals Plc	(1,900)	(338,447)
Paratek Pharmaceuticals, Inc.	(22,500)	(184,950)
		(523,397)
Software - (3.18%)
Nuance Communications, Inc.	(37,700)	(1,994,330)
Slack Technologies, Inc., Class A	(31,500)	(1,387,260)
		(3,381,590)
Telecommunications - (0.63%)
Cincinnati Bell, Inc.	(43,400)	(668,360)
Transportation - (0.14%)
GasLog Ltd.	(25,000)	(145,000)
TOTAL COMMON STOCKS (Proceeds $5,952,965)		(7,555,562)

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2021

	Maturity Date	Rate	Principal Amount	Value
U.S. TREASURY & GOVERNMENT AGENCIES - (3.42%)
Sovereign - (3.42%)
U.S. Treasury Bond	11/15/2049	2.375%	$(268,000)	$(272,585)
U.S. Treasury Bond	02/15/2050	2.000%	(1,240,000)	(1,161,095)
U.S. Treasury Note	04/30/2026	0.750%	(1,100,000)	(1,097,938)
U.S. Treasury Note	02/28/2025	1.125%	(1,080,000)	(1,104,764)
				(3,636,382)
TOTAL U.S. TREASURY & GOVERNMENT AGENCIES (Proceeds $3,970,845)				(3,636,382)
TOTAL SECURITIES SOLD SHORT (Proceeds $9,923,810)				$(11,191,944)

WRITTEN OPTIONS	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
Written Put Options
Meredith Corp.	07/2021	$35.00	$(67,360)	(20)	$(5,300)
TOTAL WRITTEN PUT OPTIONS (Premiums received $4,977)					(5,300)
TOTAL WRITTEN OPTIONS (Premiums received $4,977)					$(5,300)

EQUITY SWAP CONTRACTS

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Paid	Upfront Payments Received	Market Value	Notional Amount		Unrealized Appreciation
Morgan Stanley & Co./ Monthly	SPDR Bloomberg Barclays High Yield Bond ETF	Received 1 Month- Federal Rate Minus 251 bps (-2.450%)	08/19/2021	$—	$—	$—	USD	1,513,849	$—
Morgan Stanley & Co./ Monthly	iShares iBoxx $ Investment Grade Corporate Bond ETF	Received 1 Month- Federal Rate Minus 206 bps (-2.000%)	08/19/2021	—	—	—	USD	1,132,706	—
						$—			$—

See Notes to Financial Statements.

Annual Report | May 31, 2021

Water Island Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2021

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
CAD	333,000	USD	268,197	Morgan Stanley & Co.	06/15/2021	$7,686
USD	9,197	CAD	11,100	Morgan Stanley & Co.	06/15/2021	1
						$7,687
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	531,656	CAD	665,100	Morgan Stanley & Co.	06/15/2021	$(19,366)

The following is a summary of investments classified by country exposure:

Country	% of Net Assets(a)
France	6.35%
Netherlands	2.76%
Canada	1.69%
Greece	1.69%
Ireland	1.43%
United States	85.08%
Other Assets in Excess of Liabilities	1.00%
100.00%

(a)  These percentages represent long positions only and are not net of short positions.

Abbreviations:

bps - Basis Points. 100 Basis Points is equal to 1 percentage point.

B.V. - Besloten Vennootschap is the Dutch term for private limited liability company.

CAD - Canadian dollar

ETF - Exchange-Traded Fund

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

PIPE - Private investment in public equity

Plc - Public Limited Company

SA - Generally designates corporations in various countries, mostly those employing civil law. This translates literally in all languages mentioned as anonymous company.

S&P - Standard & Poor's

SPDR - Standard & Poor's Depositary Receipt

USD - United States Dollar

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2021

The following table summarizes the Water Island Credit Opportunities Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of May 31, 2021:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Bank Loans	$—	$1,971,393	$—	$1,971,393
Corporate Bonds**	—	85,285,435	—	85,285,435
Convertible Corporate Bonds
Auto Manufacturers	—	518,370	—	518,370
Computers & Computer Services	—	1,564,687	—	1,564,687
Entertainment	—	708,782	—	708,782
Internet	—	1,877,850	—	1,877,850
Pharmaceuticals	—	4,879,567	—	4,879,567
Private Investments	—	—	1,668,592	1,668,592
Software	—	4,435,000	—	4,435,000
Warrants	72,243	—	—	72,243
Preferred Stocks**	254	—	—	254
Purchased Options	158,043	—	—	158,043
Short-Term Investments	2,228,720	—	—	2,228,720
TOTAL	$2,459,260	$101,241,084	$1,668,592	$105,368,936
Other Financial Instruments***
Assets
Forward Foreign Currency Exchange Contracts	$—	$7,687	$—	$7,687
Equity Swaps	0	—	—	0
Liabilities
Common Stocks**	(7,555,562)	—	—	(7,555,562)
U.S. Treasury & Government Agencies	—	(3,636,382)	—	(3,636,382)
Written Options	(5,300)	—	—	(5,300)
Forward Foreign Currency Exchange Contracts	—	(19,366)	—	(19,366)
TOTAL	$(7,560,862)	$(3,648,061)	$—	$(11,208,923)

*  Refer to footnote 2 where leveling hierarchy is defined.

**  Refer to Portfolio of Investments for sector information.

***  Other financial instruments are instruments such as written options, securities sold short, equity swaps and forward foreign currency exchange contracts.

See Notes to Financial Statements.

Annual Report | May 31, 2021

Water Island Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2021

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended May 31, 2021:

Investments in Securities	Balance as of May 31, 2020	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Change in Unrealized (Depreciation)	Purchases	Sales Proceeds	Amortization Premium/ Discount	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2021	Net change in Unrealized Appreciation (Depreciation) from investments still held as of May 31, 2021
Convertible Corporate Bonds	$0	$—	$—	$(182,408)	$1,851,000	$—	$—	$—	$—	$1,668,592	$(182,408)
Total	$0	$—	$—	$(182,408)	$1,851,000	$—	$—	$—	$—	$1,668,592	$(182,408)

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of May 31, 2021:

Investments in Securities	Fair Value at May 31, 2021	Valuation Technique	Unobservable Input	Range of Values	Weighted Average
Convertible Corporate Bonds	$1,668,592	Discounted Cash Flow	Spread	800 Bps	800 Bps

See Notes to Financial Statements.

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Water Island Long/Short Fund  Manager Commentary

May 31, 2021 (Unaudited)

Water Island Long/Short Fund | Tickers: ATQIX

The Fund's Goal and Main Investments

The Fund seeks to achieve capital appreciation over a full market cycle with lower volatility than the broad equity market.

Investment Strategy

The Fund is a long/short event-driven portfolio that seeks to profit from long and/or short investments in equity and debt securities of companies where publicly announced or anticipated corporate events may drive the security prices higher or lower. Corporate events may take the form of "hard" catalysts – which tend to be characterized by more definitive outcomes, shorter timelines, and lower levels of volatility – or "soft" catalysts – which tend to be characterized by less certain outcomes, longer timelines, and greater levels of risk (though also commensurate greater potential reward). Examples of hard catalysts include, but are not limited to, definitive, publicly announced mergers and acquisitions, Dutch tenders, yield-to-call opportunities, and spin-offs (pre-completion). Examples of soft catalysts include, but are not limited to, a broad range of events spurred by company specific, industry-wide, or broad economic conditions such as speculated M&A, asset sales, spin-offs (post-completion), activist campaigns, corporate levering/de-levering, credit refinancings, recapitalizations, restructurings, and other corporate reorganizations and re-rating opportunities. The investment team seeks to identify these event-driven investment opportunities and purchase or sell short such securities when the team believes the market is under- or over-appreciating the potential value creation opportunity from such event or catalyst.

Fiscal Year Highlights

Water Island Long/Short Fund Class I (ATQIX) returned 40.98% for the fiscal year ending May 31, 2021. The portfolio's returns were derived predominantly from the Americas, though investments in Europe and the Asia-Pacific region also contributed positively to performance. Financials and industrials were the top contributors on a sector basis. There were no negative performers on a sector basis, however, the portfolio's broad market hedges did detract from returns.

The Fund's top performing position for the period was our investment in Danimer Scientific. Danimer is a leading designer and manufacturer of innovative biodegradable plastics. In October 2020, the company was targeted by a special purpose acquisition company (SPAC) called Live Oak Acquisition Corp, which had gone public earlier in the year. Upon the announcement of the transaction, Live Oak sought to raise additional capital to help fund the deal through private investments in public equity (PIPE). We invested in the PIPEs and profited after the deal completed and Danimer was successfully brought public in December. In early Q1 2021, investors continued to drive the company's shares higher due to a favorable outlook for its unique technology in a world that is increasingly concerned with environmental factors and ESG (environment, social, governance) investing. The rally led to further gains for the Fund, and later in the quarter we opted to exit our Danimer position in order to lock in our gains and redeploy capital elsewhere.

The second highest contributor was our investment in Graf Industrial. Graf Industrial was a SPAC in which the fund initiated a position in early Q2 2020, after the company disclosed in a regulatory filing that it was negotiating a deal to merge with PureCycle Technologies. With the SPAC trading at the implied value of its cash holdings, we saw the opportunity to own a company that we believed had limited downside, but significant potential upside should it be able to successfully structure a deal. In late June, press reporting indicated that Graf was no longer pursuing a transaction with PureCycle, but was in advanced negotiations to merge with Velodyne Lidar, a leader in developing light detection and ranging technology used for autonomous driving and

Annual Report | May 31, 2021

Water Island Long/Short Fund  Manager Commentary (continued)

May 31, 2021 (Unaudited)

last mile delivery. In July 2020, Graf formally announced its transaction with Velodyne. We subsequently monetized our position in Graf at a profit.

Conversely, the top detractor in the portfolio for the period was our position in broad equity market hedges. From time to time, in addition to various issuer-specific hedges, we may choose to implement broader market hedges in the portfolio. The intent of these hedges is to reduce directional exposure and market risk while providing the portfolio with lower volatility and drawdowns. While these hedges detracted from returns as equity markets generated impressive gains over the period, they nonetheless served their intended purposes.

The Fund's second-worst performer for the fiscal year was our position in Act II Global Acquisition Corp. Act II was a SPAC in which we initiated a position in June 2020, just prior to the company completing is merger with MAFCO and Merisant, two private companies in the business of providing licorice and sweetener products. The new company, named Whole Earth Brands, is a high cash flow generating asset with a worldwide distribution footprint. Upon the completion of the merger, technical dynamics driven by arbitrageurs looking to liquidate their positions drove the share price lower, leading to losses for the Fund. While our position in Act II was a detractor, we maintained our exposure to Whole Earth Brands after the merger as we saw significant upside in the company's long-term strategy to leverage its cash flow generation and distribution platform to roll-up other health and wellness consumer products. Whole Earth was a contributor during the period, and overall our combined Act II/Whole Earth position generated positive returns for the fund.

High, double-digit returns were primarily achieved during favorable market conditions. Such returns are atypical and may not be repeatable.

www.arbitragefunds.com | 1-800-295-4485

Water Island Long/Short Fund  Portfolio Information

May 31, 2021 (Unaudited)

Performance (annualized returns as of May 31, 2021)

	One Year	Five Year	Ten Year	Since Inception*
Water Island Long/Short Fund Class I	40.98%	10.51%	N/A	7.06%
ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index	0.11%	1.18%	N/A	0.95%
S&P 500® Index	40.32%	17.16%	N/A	13.82%

Current performance may be higher or lower than performance quoted above. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns shown above include the reinvestment of all dividends and capital gains. Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights. Contractual fee waivers are currently in effect. Without such fee waivers, performance numbers would be reduced. You can obtain performance data current to the most recent month end by calling 1-800-295-4485 or going to www.arbitragefunds.com.

* Class I inception: 12/31/14. The "Since Inception" returns for securities indices are for the inception date of Class I shares.

The Total Annual Fund Operating Expenses for Class I is 12.58%. The Adviser has agreed to waive fees (not including the effects of interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses, taxes, or other extraordinary expenses) in excess of 1.44% for Class I, until at least September 30, 2022. These expense ratios are as stated in the current prospectus and may differ from the expense ratios disclosed in the financial highlights in this report.

The ICE Bank of America (BofA) Merrill Lynch U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

The S&P 500® Index is an unmanaged index consisting of 500 stocks.

An investor may not invest directly in an index.

Annual Report | May 31, 2021

Water Island Long/Short Fund  Portfolio Information (continued)

May 31, 2021 (Unaudited)

Growth of $10,000 Investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Class I shares of the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Weighting

The following chart shows the sector weightings of the Water Island Long/Short Fund's investments (including short sales and excluding derivatives) as of the report date.

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Water Island Long/Short Fund  Portfolio of Investments

May 31, 2021

	Shares	Value
COMMON STOCKS - 99.92%
Aerospace & Defense - 2.54%
Aerojet Rocketdyne Holdings, Inc.(a)	1,935	$93,751
Teledyne Technologies, Inc.(b)	1	333
		94,084
Banks - 5.09%
CIT Group, Inc.	1,445	76,556
TCF Financial Corp.	2,350	111,625
		188,181
Biotechnology - 4.87%
Alexion Pharmaceuticals, Inc.(b)	1,020	180,081
Chemicals - 4.68%
Ferro Corp.(a)(b)	2,669	57,651
W R Grace & Co.(a)	1,685	115,456
		173,107
Commercial Services - 4.60%
IHS Markit Ltd.(a)	1,615	170,076
Distribution/Wholesale - 1.04%
Core-Mark Holding Co., Inc.(a)	835	38,293
Electronics - 3.81%
Coherent, Inc.(a)(b)	537	141,022
Entertainment - 0.97%
Cineplex, Inc.(b)	2,750	35,739
Forest Products & Paper - 1.47%
Domtar Corp.(a)(b)	1,000	54,230
Healthcare - Products - 5.88%
Cantel Medical Corp.(b)	1,507	122,564
Luminex Corp.(a)	1,550	57,179
Soliton, Inc.(a)(b)	1,695	37,765
		217,508
Healthcare - Services - 5.22%
Magellan Health, Inc.(a)(b)	800	75,352
PPD, Inc.(a)(b)	2,552	117,698
		193,050
Holding Companies-Diversified - 0.88%
VPC Impact Acquisition Holdings, Class A(a)(b)	3,200	32,640

See Notes to Financial Statements.

Annual Report | May 31, 2021

Water Island Long/Short Fund  Portfolio of Investments (continued)

May 31, 2021

	Shares	Value
COMMON STOCKS - 99.92% (Continued)
Insurance - 8.56%
Hartford Financial Services Group, Inc. (The)(a)	1,095	$71,558
Watford Holdings Ltd.(b)	2,155	75,296
Willis Towers Watson Plc(a)	650	169,884
		316,738
Internet - 5.85%
Boingo Wireless, Inc.(b)	5,976	83,545
Leaf Group Ltd.(a)(b)	4,350	36,714
Proofpoint, Inc.(a)(b)	557	96,255
		216,514
Lodging - 4.97%
Extended Stay America, Inc.(a)	9,319	183,677
Machinery - Diversified - 2.38%
Welbilt, Inc.(a)(b)	3,565	88,091
Media - 3.11%
Discovery, Inc., Class A(a)(b)	2,200	70,642
ViacomCBS, Inc., Class B(a)	1,050	44,541
		115,183
Office Furnishings - 1.05%
Knoll, Inc.	1,500	39,000
Oil & Gas - 1.31%
Cimarex Energy Co.(a)	713	48,306
Real Estate Investment Trusts - 3.04%
Monmouth Real Estate Investment Corp.(a)	2,886	54,372
VEREIT, Inc.(a)	1,225	58,273
		112,645
Retail - 1.98%
At Home Group, Inc.(a)(b)	1,953	73,316
Semiconductors - 7.34%
Maxim Integrated Products, Inc.(a)	799	81,506
Photon Control, Inc.(b)	12,603	37,453
Xilinx, Inc.(a)	1,200	152,400
		271,359

See Notes to Financial Statements.

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Water Island Long/Short Fund  Portfolio of Investments (continued)

May 31, 2021

	Shares	Value
COMMON STOCKS - 99.92% (Continued)
Software - 12.46%
Change Healthcare, Inc.(b)	3,325	$77,938
Nuance Communications, Inc.(a)(b)	2,409	127,436
Slack Technologies, Inc., Class A(a)(b)	3,640	160,306
Talend SA, ADR(a)(b)	1,469	95,441
		461,121
Special Purpose Acquisition Companies - 0.73%
Bull Horn Holdings Corp.(a)(b)	2,645	27,111
Telecommunications - 1.24%
ORBCOMM, Inc.(a)(b)	4,100	45,879
Transportation - 4.85%
Kansas City Southern(a)	603	179,501
TOTAL COMMON STOCKS (Cost $3,585,885)		3,696,452

	Maturity Date	Rate	Principal Amount	Value
CONVERTIBLE CORPORATE BONDS - 5.12%
Auto Manufacturers - 0.88%
Lightning eMotors, Inc.(c)	05/15/2024	7.500%	$39,000	$32,607
Private Investments(d)(e) - 4.24%
GigCapital2 PIPE	06/15/2026	6.250%	87,000	79,100

Kaleyra PIPE	06/01/2026	6.125%	87,000	77,715
				156,815
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $213,000)				189,422

	Shares	Value
WARRANTS(b) - 0.13%
Auto Manufacturers - 0.13%
Lightning eMotors, Inc., Exercise Price $11.50, Expires 07/02/2025	3,391	$4,544
TOTAL WARRANTS (Cost $0)		4,544

See Notes to Financial Statements.

Annual Report | May 31, 2021

Water Island Long/Short Fund  Portfolio of Investments (continued)

May 31, 2021

	Shares	Value
PRIVATE INVESTMENTS(b) - 1.45%
Fast Capital LLC(d)(e)	400	$400
Fuse LLC(d)(e)	1,100	1,000
Fuse Sponsor Capital, Z2 Shares(d)(e)	110	100
GigCapital2 PIPE Equity	1,176	11,854
Kaleyra PIPE Equity	3,315	40,277
TOTAL PRIVATE INVESTMENTS (Cost $54,722)		53,631

	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
PURCHASED OPTIONS(b) - 0.06%
Call Options Purchased - 0.06%
Advanced Micro Devices, Inc.	06/2021	$90.00	$32,032	4	$104
II-VI, Inc.	06/2021	65.00	33,685	5	1,975
Middleby Corp. (The)
	06/2021	180.00	16,428	1	215
	06/2021	190.00	16,428	1	24
TOTAL CALL OPTIONS PURCHASED (Cost $4,401)					2,318
TOTAL PURCHASED OPTIONS (Cost $4,401)					2,318
Total Investments - 106.68% (Cost $3,858,008)					$3,946,367
Liabilities in Excess of Other Assets - (6.68%)(f)					(246,945)
NET ASSETS - 100.00%					$3,699,422

Portfolio Footnotes

(a)  Security, or a portion of security, is being held as collateral for short sales or forward foreign currency exchange contracts. At May 31, 2021, the aggregate fair market value of those securities was $2,416,385, representing 65.32% of net assets.

(b)  Non-income-producing security.

(c)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2021, these securities had a total value of $32,607 or 0.88% of net assets.

(d)  Security fair valued using significant unobservable inputs and classified as a Level 3 security. As of May 31, 2021, the total fair market value of these securities was $158,315, representing 4.28% of net assets.

(e)  Represents a holding that is a direct investment into a private company and is not a listed or publicly traded entity.

(f)  Includes cash held as collateral for short sales.

See Notes to Financial Statements.

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Water Island Long/Short Fund  Portfolio of Investments (continued)

May 31, 2021

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (26.48%)
Banks - (5.10%)
First Citizens BancShares, Inc., Class A	(89)	$(76,594)
Huntington BancShares, Inc.	(7,056)	(111,908)
		(188,502)
Electronics - (0.89%)
II-VI, Inc.	(488)	(32,877)
Food - (0.37%)
Performance Food Group Co.	(272)	(13,635)
Insurance - (4.80%)
Aon Plc, Class A	(701)	(177,612)
Machinery - Diversified - (1.91%)
Middleby Corp. (The)	(429)	(70,476)
Oil & Gas - (1.27%)
Cabot Oil & Gas Corp.	(2,862)	(46,937)
Pharmaceuticals - (3.32%)
AstraZeneca Plc, ADR	(2,165)	(122,907)
Real Estate Investment Trusts - (1.43%)
Equity Commonwealth	(1,934)	(53,069)
Semiconductors - (4.48%)
Advanced Micro Devices, Inc.	(2,068)	(165,606)
Software - (1.81%)
salesforce.com, Inc.	(282)	(67,144)
Transportation - (1.10%)
Canadian National Railway Co.	(218)	(24,540)
Canadian Pacific Railway Ltd.	(200)	(16,252)
		(40,792)
TOTAL COMMON STOCKS (Proceeds $950,519)		(979,557)
EXCHANGE-TRADED FUNDS - (10.85%)
Equity Funds - (10.85%)
Invesco QQQ Trust Series 1	(400)	(133,572)
SPDR S&P 500 ETF Trust	(400)	(168,016)
VanEck Vectors Semiconductor ETF	(400)	(99,676)
		(401,264)
TOTAL EXCHANGE-TRADED FUNDS (Proceeds $397,743)		(401,264)
TOTAL SECURITIES SOLD SHORT (Proceeds $1,348,262)		$(1,380,821)

See Notes to Financial Statements.

Annual Report | May 31, 2021

Water Island Long/Short Fund  Portfolio of Investments (continued)

May 31, 2021

EQUITY SWAP CONTRACTS

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Paid	Upfront Payments Received	Market Value	Notional Amount		Unrealized Appreciation
Morgan Stanley & Co./ Monthly	Analog Devices, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	03/11/2022	$—	$—	$—	USD	82,794	$—
Morgan Stanley & Co./ Monthly	Herman Miller, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	03/11/2022	—	—	—	USD	22,944	—
Morgan Stanley & Co./ Monthly	Realty Income Corp.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	03/11/2022	—	—	—	USD	59,029	—
Morgan Stanley & Co./ Monthly	S&P Global, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	03/11/2022	—	—	—	USD	173,797	—
Morgan Stanley & Co./ Monthly	STERIS Plc	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	03/11/2022	—	—	—	USD	96,957	—
						$—			$—
See Notes to Financial Statements.

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Water Island Long/Short Fund  Portfolio of Investments (continued)

May 31, 2021

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
CAD	14,200	USD	11,541	Morgan Stanley & Co.	06/15/2021	$225
USD	3,645	CAD	4,400	Morgan Stanley & Co.	06/15/2021	0
EUR	58,020	USD	68,588	Morgan Stanley & Co.	06/15/2021	2,379
						$2,604
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	80,808	CAD	99,240	Morgan Stanley & Co.	06/15/2021	$(1,412)
USD	69,483	EUR	58,020	Morgan Stanley & Co.	06/15/2021	(1,484)
						$(2,896)

The following is a summary of investments classified by country exposure:

Country	% of Net Assets(a)
United Kingdom	9.19%
Bermuda	2.04%
Canada	1.98%
Italy	1.09%
United States	92.38%
Liabilities in Excess of Other Assets	(6.68)%
100.00%

(a)  These percentages represent long positions only and are not net of short positions.

Abbreviations:

ADR - American Depositary Receipt

bps - Basis Points. 100 Basis Points is equal to 1 percentage point.

CAD - Canadian dollar

ETF - Exchange-Traded Fund

EUR - Euro

LLC - Limited Liability Company

Ltd. - Limited

PIPE - Private investment in public equity

Plc - Public Limited Company

SA - Generally designates corporations in various countries, mostly those employing civil law. This translates literally in all languages mentioned as anonymous company.

S&P - Standard & Poor's

SPDR - Standard & Poor's Depositary Receipt

USD - United States Dollar

See Notes to Financial Statements.

Annual Report | May 31, 2021

Water Island Long/Short Fund  Portfolio of Investments (continued)

May 31, 2021

The following table summarizes the Water Island Long/Short Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of May 31, 2021:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks**	$3,696,452	$—	$—	$3,696,452
Convertible Corporate Bonds
Auto Manufacturers	—	32,607	—	32,607
Private Investments	—	—	156,815	156,815
Warrants	4,544	—	—	4,544
Private Investments	—	52,131	1,500	53,631
Purchased Options	2,318	—	—	2,318
TOTAL	$3,703,314	$84,738	$158,315	$3,946,367
Other Financial Instruments***
Assets
Forward Foreign Currency Exchange Contracts	$—	$2,604	$—	$2,604
Equity Swaps	0	—	—	0
Liabilities
Common Stocks**	(979,557)	—	—	(979,557)
Exchange-Traded Funds	(401,264)	—	—	(401,264)
Forward Foreign Currency Exchange Contracts	—	(2,896)	—	(2,896)
TOTAL	$(1,380,821)	$(292)	$—	$(1,381,113)

*  Refer to footnote 2 where leveling hierarchy is defined.

**  Refer to Portfolio of Investments for sector information.

***  Other financial instruments are instruments such as securities sold short, equity swaps and forward foreign currency exchange contracts.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended May 31, 2021:

Investments in Securities	Balance as of May 31, 2020	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales Proceeds	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2021	Net change in Unrealized Appreciation (Depreciation) from investments still held as of May 31, 2021
Common Stocks	$44,492	$2,029	$(1,312)	$—	$(45,209)	$—	$—	$—	$—
Convertible Corporate Bonds	—	—	(17,185)	174,000	—	—	—	156,815	(17,185)
Private Investments	—	—	(25)	1,525	—	—	—	1,500	(25)
Total	$44,492	$2,029	$(18,522)	$175,525	$(45,209)	$—	$—	$158,315	$(17,210)

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Long/Short Fund  Portfolio of Investments (continued)

May 31, 2021

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of May 31, 2021:

Investments in Securities	Fair Value at May 31, 2021	Valuation Technique	Unobservable Input	Range of Values	Weighted Average
Convertible Corporate Bonds	$156,815	Discounted Cash Flow	Spread	800 Bps	800 Bps
Private Investments	1,500	Cost	Cost	$.091-$1	$0.93

See Notes to Financial Statements.

Annual Report | May 31, 2021

The Arbitrage Funds

	Arbitrage Fund	Water Island Event-Driven Fund
ASSETS
Investments:
At cost of unaffiliated investments	$1,440,314,313	$132,631,388
At cost of affiliated investments	$60,632,644	$—
At fair value of unaffiliated investments (Note 2)	$1,508,223,568	$137,840,748
At fair value of affiliated investments (Note 2)	$75,829,593	$—
Cash	8,390,300	262,919
Cash denominated in foreign currency (Cost $0, $8, $0 and $1,304)	—	8
Deposits with brokers for securities sold short (Note 2)	247,045,188	25,656,785
Segregated cash for collateral (Note 2)	50,710,088	5,996,702
Receivable for investment securities sold	4,762,251	3,870,433
Receivable for capital shares sold	4,844,861	179,146
Unrealized appreciation on forward foreign currency exchange contracts (Note 8)	819,607	51,130
Dividends and interest receivable	725,700	153,064
Receivable due from Adviser (Note 5)	—	—
Prepaid expenses	80,999	25,116
Total Assets	1,901,432,155	174,036,051
LIABILITIES
Securities sold short, at value (Note 2) (proceeds $256,831,968, $26,839,321, $9,923,810 and $1,348,262)	253,830,619	25,947,103
Foreign currency due to bank (Cost $9, $0, $0, $0)	10	—
Written options, at value (Note 2) (premiums received $0, $0, $4,977 and $0)	—	—
Line of credit payable (Note 4)	—	7,500,000
Payable for investment securities purchased	43,599,992	3,447,060
Unrealized depreciation on forward foreign currency exchange contracts (Note 8)	2,966,516	267,080
Payable for capital shares redeemed	572,595	30,975
Payable to Adviser (Note 5)	1,342,149	105,215
Dividends payable on securities sold short	—	—
Payable to Distributor (Note 5)	42,807	2,519
Payable to Administrator (Note 5)	59,909	13,682
Payable to Transfer Agent (Note 5)	113,153	12,407
Payable to Custodian	26,151	13,409
Interest expense payable	48,200	8,657
Payable for swap reset	712,520	52,009
Audit and legal fees payable	105,365	23,127
Payable to Trustees	46,210	4,763
Chief Compliance Officer Fees payable (Note 5)	20,743	2,449
Chief Financial Officer Fees payable (Note 5)	4,913	957
Other accrued expenses and liabilities	54,609	10,963
Total Liabilities	303,546,461	37,442,375
NET ASSETS	$1,597,885,694	$136,593,676
NET ASSETS CONSIST OF:
Paid-in capital	$1,527,061,976	$174,810,586
Distributable earnings (Accumulated loss)	70,823,718	(38,216,910)
NET ASSETS	$1,597,885,694	$136,593,676

See Notes to Financial Statements.

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  Statement of Assets and Liabilities

  May 31, 2021

	Water Island Credit Opportunities Fund	Water Island Long/Short Fund
ASSETS
Investments:
At cost of unaffiliated investments	$102,587,703	$3,858,008
At cost of affiliated investments	$—	$—
At fair value of unaffiliated investments (Note 2)	$105,368,936	$3,946,367
At fair value of affiliated investments (Note 2)	$—	$—
Cash	2,941,000	75,041
Cash denominated in foreign currency (Cost $0, $8, $0 and $1,304)	—	1,303
Deposits with brokers for securities sold short (Note 2)	11,200,482	1,374,627
Segregated cash for collateral (Note 2)	3,129,670	233,214
Receivable for investment securities sold	100,799	21,332
Receivable for capital shares sold	120,848	—
Unrealized appreciation on forward foreign currency exchange contracts (Note 8)	7,687	2,604
Dividends and interest receivable	1,654,730	2,201
Receivable due from Adviser (Note 5)	—	11,736
Prepaid expenses	47,597	7,711
Total Assets	124,571,749	5,676,136
LIABILITIES
Securities sold short, at value (Note 2) (proceeds $256,831,968, $26,839,321, $9,923,810 and $1,348,262)	11,191,944	1,380,821
Foreign currency due to bank (Cost $9, $0, $0, $0)	—	—
Written options, at value (Note 2) (premiums received $0, $0, $4,977 and $0)	5,300	—
Line of credit payable (Note 4)	—	450,000
Payable for investment securities purchased	6,702,912	108,276
Unrealized depreciation on forward foreign currency exchange contracts (Note 8)	19,366	2,896
Payable for capital shares redeemed	99,586	—
Payable to Adviser (Note 5)	36,500	—
Dividends payable on securities sold short	225	—
Payable to Distributor (Note 5)	1,591	3
Payable to Administrator (Note 5)	13,869	4,253
Payable to Transfer Agent (Note 5)	8,679	226
Payable to Custodian	4,268	4,357
Interest expense payable	16,736	576
Payable for swap reset	4,147	1,224
Audit and legal fees payable	20,728	15,980
Payable to Trustees	3,327	1,325
Chief Compliance Officer Fees payable (Note 5)	2,911	106
Chief Financial Officer Fees payable (Note 5)	870	594
Other accrued expenses and liabilities	10,798	6,077
Total Liabilities	18,143,757	1,976,714
NET ASSETS	$106,427,992	$3,699,422
NET ASSETS CONSIST OF:
Paid-in capital	$106,198,477	$3,031,591
Distributable earnings (Accumulated loss)	229,515	667,831
NET ASSETS	$106,427,992	$3,699,422

Annual Report | May 31, 2021

The Arbitrage Funds

	Arbitrage Fund	Water Island Event-Driven Fund
PRICING OF SHARES:
CLASS R SHARES:
Net assets applicable to Class R shares	$97,908,950	$10,115,977
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	7,470,288	889,258
Net asset value and offering price per share	$13.11	$11.38
CLASS I SHARES:
Net assets applicable to Class I shares	$1,449,309,460	$125,093,356
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	106,543,062	10,905,830
Net asset value and offering price per share	$13.60	$11.47
CLASS C SHARES:
Net assets applicable to Class C shares	$18,042,993	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,471,794	—
Net asset value and offering price per share(a)	$12.26	$—
CLASS A SHARES:
Net assets applicable to Class A shares	$32,624,291	$1,384,343
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,494,464	121,844
Net asset value and offering price per share(a)	$13.08	$11.36
Maximum offering price per share (NAV/(100% — maximum sales charge))	$13.45	$11.74
Maximum sales charge	2.75%	3.25%

(a)  Redemption price varies based on length of time held (Note 1).

See Notes to Financial Statements.

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  Statement of Assets and Liabilities

  May 31, 2021

	Water Island Credit Opportunities Fund	Water Island Long/Short Fund
PRICING OF SHARES:
CLASS R SHARES:
Net assets applicable to Class R shares	$7,553,319	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	743,200	—
Net asset value and offering price per share	$10.16	$—
CLASS I SHARES:
Net assets applicable to Class I shares	$98,777,175	$3,699,422
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	9,764,459	278,711
Net asset value and offering price per share	$10.12	$13.27
CLASS C SHARES:
Net assets applicable to Class C shares	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	—
Net asset value and offering price per share(a)	$—	$—
CLASS A SHARES:
Net assets applicable to Class A shares	$97,498	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	9,633	—
Net asset value and offering price per share(a)	$10.12	$—
Maximum offering price per share (NAV/(100% — maximum sales charge))	$10.46	$—
Maximum sales charge	3.25%	—

Annual Report | May 31, 2021

The Arbitrage Funds

	Arbitrage Fund	Water Island Event-Driven Fund
INVESTMENT INCOME
Dividend income	$21,103,062	$1,352,352
Dividend income from affiliated investments	173,235	—
Foreign taxes withheld on dividends	(159,577)	(16,411)
Interest income	387,627	291,647
Securities lending income	—	7,999
Total Investment Income	21,504,347	1,635,587
EXPENSES
Investment advisory fees (Note 5)	15,330,102	1,283,073
Distribution and service fees (Note 5)
Class R(a)	231,741	21,366
Class C(b)(c)	174,801	3,400
Class A	65,397	1,996
Administrative fees (Note 5)	367,264	64,693
Chief Compliance Officer fees (Note 5)	219,360	18,259
Trustees' fees	281,311	26,981
Dividend expense	47,082	16,159
Interest rebate expense	1,566,409	204,290
Transfer agent fees (Note 5)	1,273,547	143,229
Custodian and bank service fees	265,914	83,587
Registration and filing fees	82,660	63,144
Printing of shareholder reports	104,285	12,756
Professional fees	209,343	47,211
Line of credit interest expense (Note 4)	68,432	17,354
Insurance expense	66,327	5,199
Chief Financial Officer fees (Note 5)	59,863	11,269
Other expenses	89,006	23,660
Total Expenses	20,502,844	2,047,626
Fees waived and/or reimbursed by the Adviser, Class R (Note 5)(a)	(57,061)	(7,526)
Fees waived and/or reimbursed by the Adviser, Class I (Note 5)	(803,733)	(94,924)
Fees waived and/or reimbursed by the Adviser, Class C (Note 5)(b)(c)	(10,754)	(264)
Fees waived and/or reimbursed by the Adviser, Class A (Note 5)	(16,148)	(706)
Net Expenses	19,615,148	1,944,206
NET INVESTMENT INCOME (LOSS)	1,889,199	(308,619)

(a)  Effective May 25, 2021, Class R shares of the Long/Short Fund were liquidated.

(b)  Effective April 27, 2021, Class C shares of the Event-Driven Fund were liquidated.

(c)  Effective April 27, 2021, Class C shares of the Credit Opportunities Fund were liquidated.

See Notes to Financial Statements.

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  Statement of Operations

  For the Year Ended May 31, 2021

	Water Island Credit Opportunities Fund	Water Island Long/Short Fund
INVESTMENT INCOME
Dividend income	$64,583	$14,693
Dividend income from affiliated investments	—	—
Foreign taxes withheld on dividends	—	(900)
Interest income	2,603,929	203
Securities lending income	—	127
Total Investment Income	2,668,512	14,123
EXPENSES
Investment advisory fees (Note 5)	722,963	34,902
Distribution and service fees (Note 5)
Class R(a)	8,224	33
Class C(b)(c)	6,163	—
Class A	213	—
Administrative fees (Note 5)	82,051	25,215
Chief Compliance Officer fees (Note 5)	11,910	471
Trustees' fees	18,710	5,499
Dividend expense	4,973	2,388
Interest rebate expense	56,138	21,327
Transfer agent fees (Note 5)	89,168	2,586
Custodian and bank service fees	31,754	22,635
Registration and filing fees	64,391	37,728
Printing of shareholder reports	9,718	2,058
Professional fees	25,895	16,170
Line of credit interest expense (Note 4)	3,391	115
Insurance expense	2,694	91
Chief Financial Officer fees (Note 5)	9,766	7,102
Other expenses	22,009	13,478
Total Expenses	1,170,131	191,798
Fees waived and/or reimbursed by the Adviser, Class R (Note 5)(a)	(14,935)	(579)
Fees waived and/or reimbursed by the Adviser, Class I (Note 5)	(327,225)	(127,151)
Fees waived and/or reimbursed by the Adviser, Class C (Note 5)(b)(c)	(2,734)	—
Fees waived and/or reimbursed by the Adviser, Class A (Note 5)	(386)	—
Net Expenses	824,851	64,068
NET INVESTMENT INCOME (LOSS)	1,843,661	(49,945)

Annual Report | May 31, 2021

The Arbitrage Funds

	Arbitrage Fund	Water Island Event-Driven Fund
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Unaffiliated investments	$182,484,017	$21,481,075
Purchased option contracts	2,387,236	(5,551)
Swap contracts	(59,667,677)	(3,277,975)
Securities sold short	(109,802,820)	(9,159,552)
Written option contracts	119,130	36,803
Forward currency contracts	(4,756,529)	(312,861)
Foreign currency transactions (Note 8)	(681,188)	24,732
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	81,360,181	5,133,104
Affiliated investments	9,433,047	—
Securities sold short	10,863,412	2,228,494
Foreign currency transactions (Note 8)	4,136	866
Purchased option contracts	(1,354,350)	(156,778)
Written option contracts	—	—
Forward currency contracts	(5,032,588)	(357,496)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES	105,356,007	15,634,861
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$107,245,206	$15,326,242

See Notes to Financial Statements.

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  Statement of Operations

  For the Year Ended May 31, 2021

	Water Island Credit Opportunities Fund	Water Island Long/Short Fund
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Unaffiliated investments	$3,994,378	$1,234,358
Purchased option contracts	655,253	(67,328)
Swap contracts	(376,581)	(23,825)
Securities sold short	(3,042,868)	(275,252)
Written option contracts	166,314	37,620
Forward currency contracts	(24,429)	(9,131)
Foreign currency transactions (Note 8)	(1,681)	(171)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	3,306,710	8,952
Affiliated investments	—	—
Securities sold short	(637,868)	528
Foreign currency transactions (Note 8)	87	56
Purchased option contracts	(342,137)	(3,306)
Written option contracts	7,644	(6,551)
Forward currency contracts	(11,679)	(1,576)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES	3,693,143	894,374
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,536,804	$844,429

Annual Report | May 31, 2021

The Arbitrage Funds

	Arbitrage Fund
	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM OPERATIONS
Net investment income (loss)	$1,889,199	$(2,736,933)
Net realized gains (losses) from:
Unaffiliated investments	182,484,017	93,070,280
Purchased option contracts	2,387,236	(5,039,302)
Swap contracts	(59,667,677)	(12,721,184)
Securities sold short	(109,802,820)	(11,978,565)
Written option contracts	119,130	317,902
Forward currency contracts	(4,756,529)	3,988,837
Foreign currency transactions	(681,188)	2,309,502
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	81,360,181	(25,875,315)
Affiliated investments	9,433,047	5,728,034
Securities sold short	10,863,412	929,782
Foreign currency transactions	4,136	389
Purchased option contracts	(1,354,350)	252,665
Written option contracts	—	(25,601)
Forward currency contracts	(5,032,588)	(2,224,904)
Net increase in net assets resulting from operations	107,245,206	45,995,587
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from distributable earnings, Class R	(5,828,800)	(3,028,417)
Distributions from distributable earnings, Class I	(77,238,670)	(30,760,287)
Distributions from distributable earnings, Class C(a)	(1,172,789)	(441,292)
Distributions from distributable earnings, Class A	(1,718,463)	(377,484)
Decrease in net assets from distributions to shareholders	(85,958,722)	(34,607,480)
FROM CAPITAL SHARE TRANSACTIONS (NOTE 7):
Proceeds from shares sold	601,365,070	388,612,998
Shares issued in reinvestment of distributions	66,859,378	27,514,664
Payments for shares redeemed	(471,800,936)	(794,621,293)
Net increase (decrease) in net assets from capital share transactions	196,423,512	(378,493,631)
TOTAL INCREASE (DECREASE) IN NET ASSETS	217,709,996	(367,105,524)
NET ASSETS
Beginning of year	1,380,175,698	1,747,281,222
End of year	$1,597,885,694	$1,380,175,698

(a)  Effective April 27, 2021, Class C shares of the Event-Driven Fund were liquidated.

See Notes to Financial Statements.

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  Statement of Changes in Net Assets

	Water Island Event-Driven Fund
	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM OPERATIONS
Net investment income (loss)	$(308,619)	$212,973
Net realized gains (losses) from:
Unaffiliated investments	21,481,075	8,182,595
Purchased option contracts	(5,551)	(621,405)
Swap contracts	(3,277,975)	1,324,551
Securities sold short	(9,159,552)	(2,345,694)
Written option contracts	36,803	181,455
Forward currency contracts	(312,861)	86,167
Foreign currency transactions	24,732	19,249
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	5,133,104	269,869
Affiliated investments	—	—
Securities sold short	2,228,494	(1,701,864)
Foreign currency transactions	866	26
Purchased option contracts	(156,778)	26,088
Written option contracts	—	(4,956)
Forward currency contracts	(357,496)	(29,486)
Net increase in net assets resulting from operations	15,326,242	5,599,568
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from distributable earnings, Class R	—	(57,935)
Distributions from distributable earnings, Class I	(250,689)	(460,278)
Distributions from distributable earnings, Class C(a)	—	—
Distributions from distributable earnings, Class A	(1,490)	(1,743)
Decrease in net assets from distributions to shareholders	(252,179)	(519,956)
FROM CAPITAL SHARE TRANSACTIONS (NOTE 7):
Proceeds from shares sold	28,932,531	58,223,304
Shares issued in reinvestment of distributions	243,637	469,438
Payments for shares redeemed	(15,135,964)	(81,019,387)
Net increase (decrease) in net assets from capital share transactions	14,040,204	(22,326,645)
TOTAL INCREASE (DECREASE) IN NET ASSETS	29,114,267	(17,247,033)
NET ASSETS
Beginning of year	107,479,409	124,726,442
End of year	$136,593,676	$107,479,409

Annual Report | May 31, 2021

The Arbitrage Funds

	Water Island Credit Opportunities Fund
	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM OPERATIONS
Net investment income (loss)	$1,843,661	$1,562,938
Net realized gains (losses) from:
Unaffiliated investments	3,994,378	175,502
Purchased option contracts	655,253	130,754
Swap contracts	(376,581)	(113,022)
Securities sold short	(3,042,868)	511,864
Written option contracts	166,314	21,926
Forward currency contracts	(24,429)	—
Foreign currency transactions	(1,681)	(106)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	3,306,710	(98,597)
Securities sold short	(637,868)	(873,080)
Foreign currency transactions	87	—
Purchased option contracts	(342,137)	243,824
Written option contracts	7,644	(9,147)
Forward currency contracts	(11,679)	—
Net increase in net assets resulting from operations	5,536,804	1,552,856
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from distributable earnings, Class R(b)	(69,080)	(233,649)
Distributions from distributable earnings, Class I	(1,867,325)	(1,648,549)
Distributions from distributable earnings, Class C(c)	(10,822)	(10,320)
Distributions from distributable earnings, Class A	(2,060)	(7,297)
Decrease in net assets from distributions to shareholders	(1,949,287)	(1,899,815)
FROM CAPITAL SHARE TRANSACTIONS (NOTE 7):
Proceeds from shares sold	60,332,486	25,851,224
Shares issued in reinvestment of distributions	1,946,010	1,887,360
Payments for shares redeemed	(20,726,297)	(24,332,391)
Net increase (decrease) in net assets from capital share transactions	41,552,199	3,406,193
TOTAL INCREASE (DECREASE) IN NET ASSETS	45,139,716	3,059,234
NET ASSETS
Beginning of year	61,288,276	58,229,042
End of year	$106,427,992	$61,288,276

(b)  Effective May 25, 2021, Class R shares of the Long/Short Fund were liquidated.

(c)  Effective April 27, 2021, Class C shares of the Credit Opportunities Fund were liquidated.

See Notes to Financial Statements.

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  Statement of Changes in Net Assets

	Water Island Long/Short Fund
	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM OPERATIONS
Net investment income (loss)	$(49,945)	$59,555
Net realized gains (losses) from:
Unaffiliated investments	1,234,358	20,869
Purchased option contracts	(67,328)	(51,982)
Swap contracts	(23,825)	(5,921)
Securities sold short	(275,252)	48,669
Written option contracts	37,620	14,261
Forward currency contracts	(9,131)	2,966
Foreign currency transactions	(171)	(331)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	8,952	118,152
Securities sold short	528	(64,266)
Foreign currency transactions	56	1
Purchased option contracts	(3,306)	(8,504)
Written option contracts	(6,551)	8,092
Forward currency contracts	(1,576)	184
Net increase in net assets resulting from operations	844,429	141,745
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from distributable earnings, Class R(b)	(1,319)	(176)
Distributions from distributable earnings, Class I	(247,223)	(36,186)
Distributions from distributable earnings, Class C(c)	—	—
Distributions from distributable earnings, Class A	—	—
Decrease in net assets from distributions to shareholders	(248,542)	(36,362)
FROM CAPITAL SHARE TRANSACTIONS (NOTE 7):
Proceeds from shares sold	1,064,932	70,694
Shares issued in reinvestment of distributions	248,542	36,362
Payments for shares redeemed	(130,308)	(666,226)
Net increase (decrease) in net assets from capital share transactions	1,183,166	(559,170)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,779,053	(453,787)
NET ASSETS
Beginning of year	1,920,369	2,374,156
End of year	$3,699,422	$1,920,369

Annual Report | May 31, 2021

Arbitrage Fund – Class R  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2021		2020	2019		2018		2017
Net asset value, beginning of period	$13.04		$12.92	$12.65		$13.06		$12.78
Income (loss) from investment operations
Net investment income (loss)(a)	(0.01	)(c)	(0.05)	(0.03	)(c)	0.05		(0.13	)(b)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.97		0.44	0.52		(0.01	)(c)	0.53	(d)
Total from investment operations	0.96		0.39	0.49		0.04		0.40
Less distributions
From net investment income	—		—	(0.06)		(0.09)		—
From net realized gains	(0.89)		(0.27)	(0.16)		(0.36)		(0.12)
Total distributions	(0.89)		(0.27)	(0.22)		(0.45)		(0.12)
Proceeds from redemption fees collected	—		—	—		0.00	(e)	0.00	(e)
Net asset value, end of period	$13.11		$13.04	$12.92		$12.65		$13.06
Total return(f)	7.58%		3.07%	3.89%		0.31%		3.17%
Net assets, end of period (in 000s)	$97,909		$98,715	$163,349		$222,309		$340,353
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	1.64%		1.66%	1.94%		1.91%		1.87	%(b)
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	1.58%		1.63%	1.93%		1.90%		1.87	%(b)
Net investment income (loss)	(0.08	%)(c)	(0.36%)	(0.20	%)(c)	0.41%		(1.00	%)(b)
Portfolio turnover rate	300%		273%	419%		362%		363%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring refund by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(c)  The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of $0.01 per share.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)  Dividend expense totaled 0.00%, 0.15%, 0.46%, 0.42% and 0.36% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively. Interest rebate expense and line of credit interest expense totaled 0.11%, 0.01%, 0.00%, 0.01% and 0.03% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.47%, 1.47%, 1.47%, 1.47% and 1.48% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

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Arbitrage Fund – Class I  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.47	$13.32	$13.03	$13.46	$13.13
Income (loss) from investment operations
Net investment income (loss)(a)	0.02	(0.02)	0.01	0.05	(0.10	)(b)
Net realized and unrealized gains on investments and foreign currencies	1.00	0.45	0.54	0.01	0.55	(c)
Total from investment operations	1.02	0.43	0.55	0.06	0.45
Less distributions
From net investment income	—	(0.01)	(0.10)	(0.13)	—
From net realized gains	(0.89)	(0.27)	(0.16)	(0.36)	(0.12)
Total distributions	(0.89)	(0.28)	(0.26)	(0.49)	(0.12)
Proceeds from redemption fees collected	—	—	—	0.00 (d)	0.00	(d)
Net asset value, end of period	$13.60	$13.47	$13.32	$13.03	$13.46
Total return(e)	7.87%	3.27%	4.21%	0.50%	3.47%
Net assets, end of period (in 000s)	$1,449,309	$1,243,838	$1,546,542	$1,510,598	$1,492,094
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)	1.39%	1.41%	1.69%	1.66%	1.62	%(b)
Net expenses after advisory fees waived and expenses reimbursed(f)(g)	1.33%	1.38%	1.68%	1.65%	1.62	%(b)
Net investment income (loss)	0.16%	(0.13%)	0.06%	0.35%	(0.76	%)(b)
Portfolio turnover rate	300%	273%	419%	362%	363%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring refund by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(c)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of $0.01 per share.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)  Dividend expense totaled 0.00%, 0.15%, 0.46%, 0.42% and 0.36% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively. Interest rebate expense and line of credit interest expense totaled 0.11%, 0.01%, 0.00%, 0.01% and 0.03% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(g)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.22%, 1.22%, 1.22%, 1.22% and 1.23% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

Annual Report | May 31, 2021

Arbitrage Fund – Class C  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2021		2020	2019		2018		2017
Net asset value, beginning of period	$12.34		$12.34	$12.12		$12.54		$12.37
Income (loss) from investment operations
Net investment loss(a)	(0.10	)(b)	(0.14)	(0.12	)(b)	(0.07	)(b)	(0.22	)(c)
Net realized and unrealized gains on investments and foreign currencies	0.91		0.41	0.50		0.01		0.51	(d)
Total from investment operations	0.81		0.27	0.38		(0.06)		0.29
Less distributions
From net investment income	—		—	—		(0.00	)(e)	—
From net realized gains	(0.89)		(0.27)	(0.16)		(0.36)		(0.12)
Total distributions	(0.89)		(0.27)	(0.16)		(0.36)		(0.12)
Net asset value, end of period	$12.26		$12.34	$12.34		$12.12		$12.54
Total return(f)(g)	6.77%		2.24%	3.11%		(0.45%)		2.38%
Net assets, end of period (in 000s)	$18,043		$19,860	$19,050		$22,917		$26,900
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(h)	2.39%		2.41%	2.69%		2.66%		2.62	%(c)
Net expenses after advisory fees waived and expenses reimbursed(h)(i)	2.33%		2.38%	2.68%		2.65%		2.62	%(c)
Net investment loss	(0.85	%)(b)	(1.16%)	(0.94	%)(b)	(0.56%)		(1.76	%)(c)
Portfolio turnover rate	300%		273%	419%		362%		363%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Includes a non-recurring refund by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(d)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of $0.01 per share.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)  Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

(h)  Dividend expense totaled 0.00%, 0.15%, 0.46%, 0.42% and 0.36% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively. Interest rebate expense and line of credit interest expense totaled 0.11%, 0.01%, 0.00%, 0.01% and 0.03% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(i)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 2.22%, 2.22%, 2.22%, 2.22% and 2.23% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

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Arbitrage Fund – Class A  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2021		2020	2019		2018	2017
Net asset value, beginning of period	$13.01		$12.90	$12.63		$13.07	$12.79
Income (loss) from investment operations
Net investment income (loss)(a)	—	(b)	(0.05)	(0.02	)(d)	— (b)	(0.13	)(c)
Net realized and unrealized gains on investments and foreign currencies	0.96		0.43	0.52		0.02	0.53	(e)
Total from investment operations	0.96		0.38	0.50		0.02	0.40
Less distributions
From net investment income	—		—	(0.07)		(0.10)	—
From net realized gains	(0.89)		(0.27)	(0.16)		(0.36)	(0.12)
Total distributions	(0.89)		(0.27)	(0.23)		(0.46)	(0.12)
Net asset value, end of period	$13.08		$13.01	$12.90		$12.63	$13.07
Total return(f)(g)	7.60%		3.00%	3.94%		0.21%	3.17%
Net assets, end of period (in 000s)	$32,624		$17,762	$18,341		$16,740	$10,012
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(h)	1.64%		1.66%	1.94%		1.91%	1.87	%(c)
Net expenses after advisory fees waived and expenses reimbursed(h)(i)	1.58%		1.63%	1.93%		1.90%	1.87	%(c)
Net investment loss	(0.03	%)(d)	(0.40%)	(0.19	%)(d)	(0.01%)	(1.02	%)(c)
Portfolio turnover rate	300%		273%	419%		362%	363%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Amount rounds to less than $0.01 per share.

(c)  Includes a non-recurring refund by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(d)  The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of $0.01 per share.

(f)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)  Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

(h)  Dividend expense totaled 0.00%, 0.15%, 0.46%, 0.42% and 0.36% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively. Interest rebate expense and line of credit interest expense totaled 0.11%, 0.01%, 0.00%, 0.01% and 0.03% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(i)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.47%, 1.47%, 1.47%, 1.47% and 1.48% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

Annual Report | May 31, 2021

Water Island Event-Driven Fund – Class R  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.97	$9.47	$9.46	$9.34	$8.98
Income (loss) from investment operations
Net investment income (loss)(a)	(0.05)	0.01	0.07	0.06	(0.04	)(b)
Net realized and unrealized gains on investments and foreign currencies	1.46	0.51	0.08	0.09	0.40	(c)
Total from investment operations	1.41	0.52	0.15	0.15	0.36
Less distributions
From net investment income	—	(0.02)	(0.14)	(0.03)	—
Total distributions	—	(0.02)	(0.14)	(0.03)	—
Proceeds from redemption fees collected	—	—	—	0.00 (d)	0.00	(d)
Net asset value, end of period	$11.38	$9.97	$9.47	$9.46	$9.34
Total return(e)	14.14%	5.49%	1.60%	1.56%	4.01%
Net assets, end of period (in 000s)	$10,116	$7,694	$30,423	$45,383	$70,277
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)	1.98%	2.11%	2.58%	2.59%	2.56	%(b)
Net expenses after advisory fees waived and expenses reimbursed(f)(g)	1.89%	1.83%	2.18%	2.16%	2.26%
Net investment income (loss)	(0.51%)	0.09%	0.70%	0.58%	(0.45	%)(b)
Portfolio turnover rate	320%	397%	504%	421%	409%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring refund by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and 0.01% of average net assets.

(c)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of less than $0.005 per share.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)  Dividend expense totaled 0.01%, 0.13%, 0.46%, 0.44% and 0.53% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively. Interest rebate expense and line of credit interest expense totaled 0.19%, 0.01%, 0.03%, 0.03% and 0.04% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(g)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.69%, 1.69%, 1.69%, 1.69% and 1.69% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

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Water Island Event-Driven Fund – Class I  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.05	$9.54	$9.53	$9.43	$9.04
Income (loss) from investment operations
Net investment income (loss)(a)	(0.03)	0.02	0.09	0.04	(0.02	)(b)
Net realized and unrealized gains on investments and foreign currencies	1.48	0.53	0.09	0.12	0.41	(c)
Total from investment operations	1.45	0.55	0.18	0.16	0.39
Less distributions
From net investment income	(0.03)	(0.04)	(0.17)	(0.06)	—
Total distributions	(0.03)	(0.04)	(0.17)	(0.06)	—
Proceeds from redemption fees collected	—	—	—	0.00 (d)	0.00	(d)
Net asset value, end of period	$11.47	$10.05	$9.54	$9.53	$9.43
Total return(e)	14.51%	5.83%	1.88%	1.69%	4.31%
Net assets, end of period (in 000s)	$125,093	$99,069	$92,710	$103,001	$68,272
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)	1.73%	1.86%	2.33%	2.34%	2.31	%(b)
Net expenses after advisory fees waived and expenses reimbursed(f)(g)	1.64%	1.58%	1.93%	1.91%	2.01%
Net investment income (loss)	(0.24%)	0.20%	0.92%	0.46%	(0.22	%)(b)
Portfolio turnover rate	320%	397%	504%	421%	409%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring refund by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and 0.01% of average net assets.

(c)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of less than $0.005 per share.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)  Dividend expense totaled 0.01%, 0.13%, 0.46%, 0.44% and 0.53% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively. Interest rebate expense and line of credit interest expense totaled 0.19%, 0.01%, 0.03%, 0.03% and 0.04% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(g)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.44%, 1.44%, 1.44%, 1.44% and 1.44% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

Annual Report | May 31, 2021

Water Island Event-Driven Fund – Class A  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2021	2020		2019	2018	2017
Net asset value, beginning of period	$9.97	$9.46		$9.46	$9.35	$8.98
Income (loss) from investment operations
Net investment income (loss)(a)	(0.06)	(0.00	)(c)	0.06	0.04	(0.05	)(b)
Net realized and unrealized gains on investments and foreign currencies	1.46	0.53		0.08	0.10	0.42	(d)
Total from investment operations	1.40	0.53		0.14	0.14	0.37
Less distributions
From net investment income	(0.01)	(0.02)		(0.14)	(0.03)	—
Total distributions	(0.01)	(0.02)		(0.14)	(0.03)	—
Net asset value, end of period	$11.36	$9.97		$9.46	$9.46	$9.35
Total return(e)(f)	14.20%	5.62%		1.56%	1.49%	4.12%
Net assets, end of period (in 000s)	$1,384	$347		$799	$701	$810
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	2.00%	2.11%		2.58%	2.59%	2.56	%(b)
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	1.91%	1.83%		2.18%	2.16%	2.26%
Net investment income (loss)	(0.59%)	0.02%		0.65%	0.41%	(0.53	%)(b)
Portfolio turnover rate	320%	397%		504%	421%	409%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring refund by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and 0.01% of average net assets.

(c)  Amount rounds to less than $0.01 per share.

(d)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of less than $0.005 per share.

(e)  Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

(f)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares or the imposition of any sales load.

(g)  Dividend expense totaled 0.01%, 0.13%, 0.46%, 0.44% and 0.53% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively. Interest rebate expense and line of credit interest expense totaled 0.21%, 0.01%, 0.03%, 0.03% and 0.04% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.69%, 1.69%, 1.69%, 1.69% and 1.69% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

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Water Island Credit Opportunities Fund – Class R  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2021	2020	2019		2018	2017
Net asset value, beginning of period	$9.64	$9.70	$9.77		$9.67	$9.69
Income (loss) from investment operations
Net investment income(a)	0.22	0.24	0.31		0.20	0.23	(b)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.54	(0.01)	(0.07)		0.12	0.01
Total from investment operations	0.76	0.23	0.24		0.32	0.24
Less distributions
From net investment income	(0.24)	(0.29)	(0.31)		(0.22)	(0.26)
Total distributions	(0.24)	(0.29)	(0.31)		(0.22)	(0.26)
Proceeds from redemption fees collected	—	—	—		—	0.00	(c)
Net asset value, end of period	$10.16	$9.64	$9.70		$9.77	$9.67
Total return(d)	8.09%	2.46%	2.55%		3.21%	2.58%
Net assets, end of period (in 000s)	$7,553	$3,673	$7,845		$9,533	$11,935
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)	1.77%	1.96%	2.10	%(f)	2.27%	1.96	%(b)
Net expenses after advisory fees waived and expenses reimbursed(e)(g)	1.32%	1.35%	1.59	%(f)	1.95%	1.66%
Net investment income	2.20%	2.48%	3.18	%(f)	2.09%	2.34	%(b)
Portfolio turnover rate	147%	175%	221%		314%	211%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring refund by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(c)  Amount rounds to less than $0.01 per share.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Dividend expense totaled 0.01%, 0.07%, 0.29%, 0.42% and 0.16% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively. Interest rebate expense and line of credit interest expense totaled 0.08%, 0.05%, 0.01%, 0.03% and 0.00% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(f)  Effective August 6, 2018, the investment adviser reduced the advisory fee paid by the Fund and agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund's total expenses (other than certain expenses noted in the Notes to Financial Statements) to 1.23% for Class R shares. Prior to August 6, 2018, the expense limitation had been 1.50%.

(g)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.23%, 1.23%, 1.29%, 1.50% and 1.50% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.
See Notes to Financial Statements.

Annual Report | May 31, 2021

Water Island Credit Opportunities Fund – Class I  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2021	2020	2019		2018	2017
Net asset value, beginning of period	$9.60	$9.65	$9.73		$9.65	$9.67
Income (loss) from investment operations
Net investment income(a)	0.24	0.26	0.34		0.23	0.25	(b)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.55	0.01 (c)	(0.08)		0.11	0.02
Total from investment operations	0.79	0.27	0.26		0.34	0.27
Less distributions
From net investment income	(0.27)	(0.32)	(0.34)		(0.26)	(0.29)
Total distributions	(0.27)	(0.32)	(0.34)		(0.26)	(0.29)
Net asset value, end of period	$10.12	$9.60	$9.65		$9.73	$9.65
Total return(d)	8.29%	2.82%	2.70%		3.61%	2.78%
Net assets, end of period (in 000s)	$98,777	$56,869	$49,795		$36,207	$44,159
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)	1.52%	1.71%	1.85	%(f)	2.02%	1.71	%(b)
Net expenses after advisory fees waived and expenses reimbursed(e)(g)	1.07%	1.10%	1.32	%(f)	1.70%	1.41%
Net investment income	2.44%	2.73%	3.51	%(f)	2.34%	2.62	%(b)
Portfolio turnover rate	147%	175%	221%		314%	211%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring refund by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(c)  The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Dividend expense totaled 0.01%, 0.07%, 0.29%, 0.42% and 0.16% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively. Interest rebate expense and line of credit interest expense totaled 0.08%, 0.05%, 0.01%, 0.03% and 0.00% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(f)  Effective August 6, 2018, the investment adviser reduced the advisory fee paid by the Fund and agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund's total expenses (other than certain expenses noted in the Notes to Financial Statements) to 0.98% for Class I shares. Prior to August 6, 2018, the expense limitation had been 1.25%.

(g)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 0.98%, 0.98%, 1.02%, 1.25% and 1.25% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

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Water Island Credit Opportunities Fund – Class A  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2021	2020	2019		2018	2017
Net asset value, beginning of period	$9.60	$9.65	$9.73		$9.66	$9.67
Income (loss) from investment operations
Net investment income(a)	0.22	0.23	0.31		0.17	0.23	(b)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.54	0.01 (c)	(0.08)		0.14	0.02
Total from investment operations	0.76	0.24	0.23		0.31	0.25
Less distributions
From net investment income	(0.24)	(0.29)	(0.31)		(0.24)	(0.26)
Total distributions	(0.24)	(0.29)	(0.31)		(0.24)	(0.26)
Net asset value, end of period	$10.12	$9.60	$9.65		$9.73	$9.66
Total return(d)(e)	8.02%	2.56%	2.45%		3.10%	2.58%
Net assets, end of period (in 000s)	$97	$88	$121		$153	$107
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)	1.77%	1.96%	2.10	%(g)	2.27%	1.96	%(b)
Net expenses after advisory fees waived and expenses reimbursed(f)(h)	1.32%	1.35%	1.58	%(g)	1.95%	1.66%
Net investment income	2.21%	2.37%	3.24	%(g)	1.81%	2.35	%(b)
Portfolio turnover rate	147%	175%	221%		314%	211%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring refund by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(c)  The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares or the imposition of any sales load.

(e)  Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

(f)  Dividend expense totaled 0.01%, 0.07%, 0.29%, 0.42% and 0.16% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively. Interest rebate expense and line of credit interest expense totaled 0.08%, 0.05%, 0.01%, 0.03% and 0.00% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(g)  Effective August 6, 2018, the investment adviser reduced the advisory fee paid by the Fund and agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund's total expenses (other than certain expenses noted in the Notes to Financial Statements) to 1.23% for Class A shares. Prior to August 6, 2018, the expense limitation had been 1.50%.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.23%, 1.23%, 1.28%, 1.50% and 1.50% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

Annual Report | May 31, 2021

Water Island Long/Short Fund – Class I  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.45	$9.88	$10.12	$9.99	$9.31
Income (loss) from investment operations
Net investment income (loss)(a)	(0.22)	0.30	0.01	(0.02)	(0.18	)(b)
Net realized and unrealized gains (losses) on investments and foreign currencies	4.32	0.47	(0.05)	0.15	0.86
Total from investment operations	4.10	0.77	(0.04)	0.13	0.68
Less distributions
From net investment income	(0.45)	(0.06)	—	—	—
From net realized gains	(0.83)	(0.14)	(0.20)	—	—
Total distributions	(1.28)	(0.20)	(0.20)	—	—
Net asset value, end of period	$13.27	$10.45	$9.88	$10.12	$9.99
Total return(c)	40.98%	7.84%	(0.29%)	1.30%	7.30%
Net assets, end of period (in 000s)	$3,699	$1,909	$2,344	$2,177	$2,048
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)	6.88%	12.53%	11.44%	12.27%	15.60	%(b)
Net expenses after advisory fees waived and expenses reimbursed(d)(e)	2.30%	1.66%	2.18%	2.10%	2.41%
Net investment income (loss)	(1.79%)	2.97%	0.12%	(0.22%)	(1.88	%)(b)
Portfolio turnover rate	329%	577%	528%	520%	449%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring refund by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to $0.01 per share and 0.08% of average net assets.

(c)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Dividend expense totaled 0.09%, 0.21%, 0.74%, 0.66% and 0.84% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively. Interest rebate expense and line of credit interest expense totaled 0.77%, 0.01%, 0.00%, 0.00% and 0.13% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(e)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.44%, 1.44%, 1.44%, 1.44% and 1.44% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

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The Arbitrage Funds  Notes to Financial Statements

May 31, 2021

1. ORGANIZATION

The Arbitrage Funds (the "Trust") is a Delaware statutory trust, which was organized on December 22, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series. Each series represents a distinct portfolio with its own investment objective and policies. The four series presently authorized are the Arbitrage Fund (the "Arbitrage Fund"), the Water Island Event-Driven Fund (the "Event-Driven Fund"), the Water Island Credit Opportunities Fund (the "Credit Opportunities Fund") and the Water Island Long/Short Fund (the "Long/Short Fund"), each a "Fund" and collectively the "Funds". Prior to September 30, 2020, the Event-Driven Fund was named Water Island Diversified Event-Driven Fund. The Event-Driven Fund's investment objective and investment strategies did not change. On May 4, 2021, the Board of Trustees of the Trust (the "Board") approved converting the Long/Short Fund into an exchange traded fund ("ETF") by the reorganization of the Fund into the AltShares Event-Driven ETF, which will be a newly created series of the AltShares Trust (the "Reorganization"). The Reorganization was approved by majority consent on June 9, 2021 and is currently expected to close in the third quarter of 2021. The Arbitrage Fund and the Credit Opportunities Fund are each a diversified series of the Trust. The Long/Short Fund and the Event-Driven Fund are each a non-diversified series of the Trust. The Funds' investments are managed by Water Island Capital, LLC (the "Adviser").

Commencement of Operations
Fund	Class R shares	Class I shares	Class C shares	Class A shares
Arbitrage Fund	September 18, 2000	October 17, 2003	June 1, 2012	June 1, 2013
Event-Driven Fund	October 1, 2010	October 1, 2010	June 1, 2012(1)	June 1, 2013
Credit Opportunities Fund	October 1, 2012	October 1, 2012	October 1, 2012(1)	June 1, 2013
Long/Short Fund	January 2, 2015(2)	January 2, 2015	N/A	N/A

(1)  Effective April 27, 2021, Class C shares of the Event-Driven Fund and the Credit Opportunities Fund were liquidated.

(2)  Effective May 25, 2021, Class R shares of the Long/Short Fund were liquidated.

The investment objective of the Arbitrage Fund is to seek to achieve capital growth by engaging in merger arbitrage. The investment objective of the Event-Driven Fund is to seek to achieve capital growth by investing in companies that are impacted by corporate events such as mergers, acquisitions, asset sales, restructurings, recapitalizations, refinancings, reorganizations and other special situations. The investment objective of the Credit Opportunities Fund is to seek to provide current income and capital growth by investing in debt securities impacted by events such as reorganizations, restructurings, recapitalizations, debt maturities, refinancings, mergers, acquisitions, regulatory changes and other special situations. The investment objective of the Long/Short Fund is to seek to achieve capital appreciation over a full market cycle with lower volatility than the broad equity market.

The Arbitrage Fund's four classes of shares, Class R, Class I, Class C and Class A, Event-Driven Fund and Credit Opportunities Fund's three classes of shares, Class R, Class I and Class A, and the Long/Short Fund's one class of shares, Class I, represent interests in the same portfolio of investments and have the same rights, but differ primarily in the expenses to which they are subject and the investment eligibility requirements. Class R shares, Class C shares and Class A shares are subject to an annual distribution and servicing fee of up to 0.25%, 1.00% and 0.25%, respectively, of each Fund's average daily net assets attributable to Class R shares, Class C shares and Class A shares, respectively, whereas Class I shares are not subject to any distribution and

Annual Report | May 31, 2021

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2021

servicing fees. Class C shares are also subject to a 1.00% contingent deferred sales charge on all purchases redeemed within 12 months of purchase. Class A shares of the Arbitrage Fund are sold subject to a maximum front-end sales load equal to 2.75% of the offering price and are also subject to a 1.00% contingent deferred sales load on purchases at or above $250,000, purchased without a front-end sales charge and redeemed within 18 months of purchase. Class A shares of the Event-Driven Fund and the Credit Opportunities Fund are sold subject to a maximum front-end sales load equal to 3.25% of the offering price and are also subject to a 1.00% contingent deferred sales load on purchases at or above $250,000 purchased without a front-end sales charge and redeemed within 18 months of purchase. Effective April 27, 2021, Class C shares of the Event-Driven Fund and the Credit Opportunities Fund were liquidated. Effective May 25, 2021, Class R shares of the Long/Short Fund were liquidated.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The Funds are considered investment companies for financial reporting purposes under GAAP and Accounting Standards Codification Topic 946 — Financial Services — Investment Companies.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform, which provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions which are affected by reference rate reform if certain criteria are met. Such provisions are elective and apply to all entities as of March 12, 2020 through December 31, 2022, subject to meeting certain criteria, that have transactions that reference the London Interbank Offered Rate ("LIBOR") or another reference rate that are discontinued because of reference rate reform. ASU 2020-04 had no impact on the Funds during the current reporting period.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 ("ASU 2020-08"), "Receivables — Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities". ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management is currently evaluating the implication; impact on the Funds' financial statements is uncertain.

In July 2017, the Financial Conduct Authority, the United Kingdom's financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide quotations needed to sustain the LIBOR rate, which means that the LIBOR rate may no longer be published after 2021. Although there is still uncertainty regarding a replacement rate, it is anticipated that, beginning in 2020, transactions that currently utilize LIBOR will transition to using the Secured Overnight Financing Rate ("SOFR"), which is a broad measure of the cost of overnight borrowings secured by U.S. Treasury securities. However, various counterparties or other entities may be unwilling or unable to utilize SOFR prior to 2021 or may be unable to modify existing agreements or instruments in a timely manner. The transition from LIBOR to SOFR (or any other replacement rate) may lead to a reduction in the value of some LIBOR-based investments and the effectiveness of new hedges placed against existing LIBOR-based investments, as well as significant market uncertainty, increased volatility, and illiquidity in markets for various instruments, which may result in prolonged adverse market conditions and impact a Fund's performance or NAV.

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2021

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments — The Funds' portfolio securities are valued as of the close of trading of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern standard time). Common stocks, mutual funds and other securities, including open short positions that are traded on a securities exchange, are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Redeemable securities issued by open-end investment companies are valued at the investment company's respective net asset value, with the exception of exchange-traded open-end investment companies, which are priced as common stocks. Market quotations of foreign securities from the principal markets in which they trade may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the NYSE. If a significant event that affects the valuation of a foreign security occurs between the close of a foreign security's primary exchange and the time the Funds calculate their net asset value ("NAV"), the Funds will fair value the foreign security to account for this discrepancy. Securities which are listed on an exchange but which are not traded on the valuation date will be valued at last bid if held long, and last ask if held short. Put and call options and securities traded in the over-the-counter market are valued at the mean of the most recent bid and ask prices. Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, debt securities are priced based upon an evaluated bid provided by independent, third-party pricing agents. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Single name swap agreements are valued based on the underlying terms of the agreement. Other swap agreements (such as baskets of securities) are valued daily based on the terms of the swap agreement as provided by an independent third party or the counterparty. If a third-party valuation is not available, these other swap agreements are valued based on the valuation provided by the counterparty.

Other assets and securities for which no quotations are readily available are valued at fair value using methods determined in good faith by the Pricing Committee, which is under the supervision of the Board. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security's trading has been halted or suspended; the security has been delisted from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has been acquired through completion of a merger/tender or the security's primary pricing source is not able or willing to provide a price. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of a security, subsequent private transactions in the security or related securities, or a combination of these and other factors. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Annual Report | May 31, 2021

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2021

Fair Value Measurements — In accordance with the authoritative guidance on fair value measurements under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund's own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, whose fair value measurement considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the year ended May 31, 2021, there were no significant changes to the Funds' fair value methodologies. Transfers for Level 3 securities, if any, are shown as part of the leveling table in each Fund's Portfolio of Investments.

Unfunded Commitments — As of May 31, 2021, the Arbitrage Fund, Event-Driven Fund, Credit Opportunities Fund and Long/Short Fund had unfunded commitments of $17,287,620, $2,263,710, $0 and $180,450, respectively, which consist of private investment in public entity (PIPE) agreements with sponsors of special purpose acquisition companies (SPACs). The Funds expect to fulfill these unfunded commitments through the use of liquid investments.

Share Valuation and Redemption Fees — The net asset value per share of each class of shares of the Funds is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of each Fund is equal to the net asset value per share. The Trust does not impose a redemption fee on the sale of a Fund's shares.

Security Transactions — Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Short Positions — The Funds may sell securities short for economic hedging purposes. Subsequent fluctuations in the market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Portfolio of Investments. The Funds are liable for any dividends and interest payable on securities while those securities are in a short position. As collateral for their short positions, the Funds are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities.

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2021

The amount of the collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. The Funds are charged an interest rebate expense by the prime broker on securities sold short. The interest rebate expense is charged for the duration of time that a security is sold short and is shown on the Statements of Operations.

Derivative Instruments and Hedging Activities — The following discloses the Funds' use of derivative instruments and hedging activities.

The Funds' investment objectives not only permit the Funds to purchase investment securities, but they also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, swap contracts, forward foreign currency exchange contracts, and purchased and written option contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to satisfy the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors. The Funds may, but are not required to, seek to reduce their currency risk by hedging part or all of their exposure to various foreign currencies.

Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Investments in securities issued by small and medium capitalization companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. To the extent a Fund invests in securities of small and medium capitalization companies, it may be more vulnerable to adverse business events than larger, more established companies.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of fixed income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

Credit Risk: Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Annual Report | May 31, 2021

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2021

The extent of the impact of the novel coronavirus ("COVID-19") outbreak on the financial performance of the Funds continue to depend on developments, including duration and spread of the outbreak, related advisories and restrictions, and the impact of COVID-19 on the financial markets and the overall economy, all of which are highly uncertain and cannot be predicted. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund's ability to achieve its investment objective. If the financial markets and/or the overall economy continue to be impacted for an extended period of time, the Funds' results of operations may be materially adversely affected.

Risk of Investing in Derivatives: The Funds' use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds' performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative instruments and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty to a transaction will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by derivative type in the notes that follow.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values.

Options held by the Funds at May 31, 2021 are disclosed in the Portfolio of Investments.

During the period ended May 31, 2021, the Funds engaged in option writing/purchasing to limit volatility and correlation and to create income and optionality. The maximum potential amount of future payments (undiscounted) that a fund as a writer of put options could be required to

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2021

make is equal to the notional amount multiplied by the exercise price as shown in the Schedule of Investments.

Foreign Currency Exchange Contracts: The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Funds' foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Funds' securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates.

Foreign currency exchange contracts held by the Funds at May 31, 2021 are disclosed in the Portfolio of Investments.

During the period ended May 31, 2021, the Funds entered into foreign currency exchange contracts to hedge currency risk.

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. The Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the Options Writing/Purchasing section above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund's ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. Warrants and rights generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Warrants/rights held by the Funds at May 31, 2021 are disclosed in the Portfolio of Investments.

During the period ended May 31, 2021, the Funds held warrants/rights as a result of receiving them from completed deals, and to participate in investment opportunities.

Swaps: Certain Funds may enter into interest rate, index, equity, total return and credit default swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange ("centrally cleared swaps") or may be privately negotiated in the over-the-counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, a particular security, in a particular foreign currency, or in a "basket" of securities representing a particular index). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the "CCP") and the Fund's counterparty on the swap agreement becomes the CCP.

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The Arbitrage Funds  Notes to Financial Statements (continued)

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Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market index without owning or taking physical custody of such security or component securities of a market index. Total return swap agreements may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the LIBOR or the federal funds rate, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed upon between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The Funds will typically enter into agreements based on either long or short exposure to underlying equities. To help mitigate against default risk by the counterparties these agreements are reset monthly, with cashflows exchanged based on the change in the value of the underlying equity from either the opening price or the last reset price, netted against the interest leg of the swap.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of a Fund's portfolio. Any net amount accrued but not yet paid to a Fund by the counterparty under a swap agreement (i.e., the Fund's current rights under the swap agreement) is recorded as unrealized appreciation until the amount is paid to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on management's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements that cannot be terminated or sold within seven days may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines) or that are centrally cleared. Certain

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2021

restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the "Code"), may limit a Fund's ability to use swap agreements. It is possible that developments in the swap market, including additional government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") govern over-the-counter financial derivative transactions entered into by a Fund and counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap agreements held by the Funds at May 31, 2021 are disclosed in the Portfolio of Investments.

During the period ended May 31, 2021, the Arbitrage Fund, Event-Driven Fund, Credit Opportunities Fund and Long/Short Fund entered into swap agreements to gain efficient exposure to underlying equities.

Fair Value of Derivative Instruments — Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Funds or any counterparty on the Statement of Assets and Liabilities. The fair value of derivative instruments for the Funds as of May 31, 2021, was as follows:

Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Arbitrage Fund
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$819,607	Unrealized depreciation on forward foreign currency exchange contracts	$2,966,516
Equity Contracts (purchased option contracts)	Investments: at fair value of unaffiliated investments	1,368,634		—
		$2,188,241		$2,966,516

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2021

Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Event-Driven Fund
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$51,130	Unrealized depreciation on forward foreign currency exchange contracts	$267,080
Equity Contracts (purchased option contracts)	Investments: at fair value of unaffiliated investments	162,055		—
		$213,185		$267,080
Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Credit Opportunities Fund
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$7,687	Unrealized depreciation on forward foreign currency exchange contracts	$19,366
Equity Contracts (purchased option contracts)	Investments: at fair value of unaffiliated investments	158,043		—
Equity Contracts (written option contracts)		—	Written options, at value	5,300
		$165,730		$24,666

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2021

Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Long/Short Fund
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$2,604	Unrealized depreciation on forward foreign currency exchange contracts	$2,896
Equity Contracts (purchased option contracts)	Investments: at fair value of unaffiliated investments	2,318		—
		$4,922		$2,896

The effect of derivative instruments on the Funds' Statement of Operations for the year ended May 31, 2021, was as follows:

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized In Income
Arbitrage Fund
Forward Foreign Currency Exchange Contracts	Net realized gains (losses) from: Forward currency contracts / Net change in unrealized appreciation (depreciation) on: Forward currency contracts	$(4,756,529)	$(5,032,588)
Swap Contracts	Net realized gains (losses) from: Swap contracts / Net change in unrealized appreciation (depreciation) on: Swap contracts	(59,667,677)	—
Equity Contracts (purchased option contracts)	Net realized gains (losses) from: Purchased option contracts / Net change in unrealized appreciation (depreciation) on: Purchased option contracts	2,387,236	(1,354,350)
Equity Contracts (written option contracts)	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation (depreciation) on: Written option contracts	119,130	—
		$(61,917,840)	$(6,386,938)

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2021

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized In Income
Event-Driven Fund
Forward Foreign Currency Exchange Contracts	Net realized gains (losses) from: Forward currency contracts / Net change in unrealized appreciation (depreciation) on: Forward currency contracts	$(312,861)	$(357,496)
Swap Contracts	Net realized gains (losses) from: Swap contracts / Net change in unrealized appreciation (depreciation) on: Swap contracts	(3,277,975)	—
Equity Contracts (purchased option contracts)	Net realized gains (losses) from: Purchased option contracts / Net change in unrealized appreciation (depreciation) on: Purchased option contracts	(5,551)	(156,778)
Equity Contracts (written option contracts)	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation (depreciation) on: Written option contracts	36,803	—
		$(3,559,584)	$(514,274)

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2021

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized In Income
Credit Opportunities Fund
Forward Foreign Currency Exchange Contracts	Net realized gains (losses) from: Forward currency contracts / Net change in unrealized appreciation (depreciation) on: Forward currency contracts	$(24,429)	$(11,679)
Swap Contracts	Net realized gains (losses) from: Swap contracts / Net change in unrealized appreciation (depreciation) on: Swap contracts	(376,581)	—
Equity Contracts (purchased option contracts)	Net realized gains (losses) from: Purchased option contracts / Net change in unrealized appreciation (depreciation) on: Purchased option contracts	655,253	(342,137)
Equity Contracts (written option contracts)	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation (depreciation) on: Written option contracts	166,314	7,644
		$420,557	$(346,172)

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2021

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized In Income
Long/Short Fund
Forward Foreign Currency Exchange Contracts	Net realized gains (losses) from: Forward currency contracts / Net change in unrealized appreciation (depreciation) on: Forward currency contracts	$(9,131)	$(1,576)
Swap Contracts	Net realized gains (losses) from: Swap contracts / Net change in unrealized appreciation (depreciation) on: Swap contracts	(23,825)	—
Equity Contracts (purchased option contracts)	Net realized gains (losses) from: Purchased option contracts / Net change in unrealized appreciation (depreciation) on: Purchased option contracts	(67,328)	(3,306)
Equity Contracts (written option contracts)	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation (depreciation) on: Written option contracts	37,620	(6,551)
		$(62,664)	$(11,433)

Volume of derivative instruments held by the Funds during the year ended May 31, 2021, was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Arbitrage Fund
Swap Contracts	Notional Quantity	$400,742,122
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/(Receive)	(98,306,391)
Purchased Option Contracts	Contracts	7,403
Written Option Contracts	Contracts	(29)
Derivative Type	Unit of Measurement	Monthly Average
Event-Driven Fund
Swap Contracts	Notional Quantity	$27,563,167
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/(Receive)	(7,078,761)
Purchased Option Contracts	Contracts	825
Written Option Contracts	Contracts	(26)

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2021

Derivative Type	Unit of Measurement	Monthly Average
Credit Opportunities Fund
Swap Contracts	Notional Quantity	$5,879,247
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/(Receive)	(293,179)
Purchased Option Contracts	Contracts	2,085
Written Option Contracts	Contracts	(131)
Derivative Type	Unit of Measurement	Monthly Average
Long/Short Fund
Swap Contracts	Notional Quantity	$115,228
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/(Receive)	(91,320)
Purchased Option Contracts	Contracts	55
Written Option Contracts	Contracts	(30)

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The Funds held financial instruments such as equity swaps that are subject to enforceable netting arrangements or other similar agreements as of May 31, 2021. At May 31, 2021, there was no unrealized appreciation or depreciation on these instruments held by the Funds. All other derivative contracts held by the Funds were not subject to netting agreements.

Investment Income — Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of any non-reclaimable tax withholdings. Payment-in-kind securities have the option at each interest payment date of making interest payments in cash or additional debt securities. Any interest accrued on payment-in-kind securities is recorded as interest income on an accrual basis. Distributions from real estate investment trusts ("REITs") may be characterized as ordinary income, net capital gain, or a return of capital to the Funds. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates are used in reporting the character of income and distributions for financial statement purposes when information is not available.

Dividends and Distributions to Shareholders — Dividends arising from net investment income and net capital gain distributions, if any, are declared and paid at least annually to shareholders of the Arbitrage Fund, Event-Driven Fund and Long/Short Fund. Dividends arising from net investment income, if any, are declared daily and paid monthly, and net capital gain distributions, if any, are declared and paid at least annually to shareholders of the Credit Opportunities Fund.

Cash — The Funds may invest a portion of their assets in cash or cash items. These cash items and other high-quality debt securities may include money market instruments, such as securities issued by the U.S. Government and its agencies, bankers' acceptances, commercial paper, bank

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2021

certificates of deposit and investment companies that invest primarily in such instruments. As of May 31, 2021, cash held by the Funds represented cash held at a third-party custodian.

Allocation Between Classes — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon the proportionate shares of total net assets of each Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon the proportionate share of total net assets of each Fund.

Federal Income Tax — It is the Funds' policy to continue to comply with the special provisions of Subchapter M of the Code, as amended, applicable to regulated investment companies. As provided therein, in any fiscal year in which a fund so qualifies and distributes at least 90% of its taxable net income, a fund (but not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

As of and during the year ended May 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and, if applicable, penalties for any uncertain tax positions. Interest and penalty expense will be recorded as a component of interest or other tax expense. No interest or penalties were recorded during the year ended May 31, 2021. The Funds file U.S. federal, state, and local tax returns as required. The Funds' tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENT TRANSACTIONS

During the year ended May 31, 2021, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments, U.S. government securities, equity swap contracts, purchased and written option contracts and securities sold short, were as follows:

	Arbitrage Fund	Event-Driven Fund	Credit Opportunities Fund	Long/Short Fund
Purchases	$3,853,707,837	$381,583,762	$147,140,913	$8,953,179
Sales and Maturities	3,549,614,334	345,630,606	103,110,961	7,660,294

During the year ended May 31, 2021, cost of purchases and proceeds from sales and maturities of U.S. government securities for the Credit Opportunities Fund were as follows:

Credit Opportunities Fund
Purchases	$1,964,532
Sales	2,373,414

4. LINE OF CREDIT

The Trust, on behalf of the Funds, entered into an agreement which enabled the Funds to participate in a $50,000,000 unsecured committed revolving line of credit (the "Committed Line") and a $100,000,000 unsecured uncommitted revolving line of credit (the "Uncommitted Line"), collectively the "Credit Agreement", with State Street Bank and Trust Company (the "Custodian"). Borrowings under the Credit Agreement are made solely to temporarily finance the purchase or sale of securities or to finance the redemption of the shares of an investor of the Funds. Prior to December 3, 2020, interest was charged to the Funds based on their borrowings at a rate per annum of the higher of (a) the LIBOR rate plus 1.25% and (b) the federal funds rate plus 1.25%.

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The Arbitrage Funds  Notes to Financial Statements (continued)

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The Committed Line had a commitment fee of 0.25% per annum on the unused portion of the Committed Line and was payable quarterly. The Trust accrued, on behalf of each of the Funds, the commitment fee on the unused portion of the Committed Line. On December 3, 2020, the Trust terminated the Committed Line and renewed the Uncommitted Line. The Uncommitted Line has an upfront fee of $30,000, is held available on a discretionary demand basis and may be terminated by the Custodian or the Trust at any time for any or no reason. Such fees are included in the custodian and bank service fees on the Statements of Operations. Effective December 3, 2020, interest on the Uncommitted Line is charged to the Funds based on their borrowing at a rate equal to the higher of (a) the federal funds rate plus 1.35% and (b) the overnight bank funding rate plus 1.35%. For the purpose of calculating the effective interest rate, if the federal funds rate or the overnight bank funding rate shall be less than zero, then such rate shall be deemed to be zero.

For the year ended May 31, 2021, the Arbitrage Fund, the Event-Driven Fund, the Credit Opportunities Fund and the Long/Short Fund had average borrowings of $47,194,444, $3,093,617, $1,668,627 and $368,750, respectively, over a period of 36 days, 141 days, 51 days and 8 days, respectively, at a weighted average interest rate of 1.45%, 1.42%, 1.43% and 1.41%, respectively. Interest expense on the line of credit for the Arbitrage Fund, the Event-Driven Fund, the Credit Opportunities Fund and the Long/Short Fund during the year ended May 31, 2021 is shown as line of credit interest expense on the Statements of Operations. The Arbitrage Fund and the Credit Opportunities Fund had no outstanding borrowings at May 31, 2021. The Event-Driven Fund had outstanding borrowings of $7,500,000 at May 31, 2021. The Long/Short Fund had outstanding borrowings of $450,000 at May 31, 2021.

5. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory Agreement

The Funds' investments are managed by the Adviser according to the terms of Investment Advisory Agreements. Under the Investment Advisory Agreement between the Adviser and the Arbitrage Fund, as amended and restated on October 1, 2007, the Arbitrage Fund pays the Adviser an annual fee, which is computed and accrued daily and paid monthly, of 1.25% on the first $250 million, 1.20% on the next $50 million, 1.15% on the next $50 million, 1.10% on the next $75 million, 1.05% on the next $75 million and 1.00% for amounts over $500 million, based on the Arbitrage Fund's average daily net assets. Effective November 1, 2019, the Event-Driven Fund reduced the annual investment advisory fee to 1.10% based on the Event-Driven Fund's average daily net assets. Prior to November 1, 2019, under the Investment Advisory Agreement between the Adviser and the Event-Driven Fund dated September 27, 2010, the Event-Driven Fund paid the Adviser an annual fee, which was computed and accrued daily and paid monthly, of 1.25% based on the Event-Driven Fund's average daily net assets. Effective August 6, 2018, the Credit Opportunities Fund reduced the annual investment advisory fee to 0.95% on the first $250 million of its average daily net assets, 0.90% on the next $500 million of its average daily net assets and 0.85% on its average daily net assets in excess of $750 million. Prior to August 6, 2018, under the Investment Advisory Agreement between the Adviser and the Credit Opportunities Fund dated October 1, 2012, the Credit Opportunities Fund paid an average annual fee of 1.00% on the amount of the Credit Opportunities Fund's average daily net assets. Under the Investment Advisory Agreement between the Adviser and the Long/Short Fund dated December 22, 2014, the Long/Short Fund pays the Adviser an annual fee, which is computed and accrued daily and paid monthly, of 1.25% based on the Long/Short Fund's average daily net assets.

Annual Report | May 31, 2021

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2021

Under an Amended and Restated Expense Waiver and Reimbursement Agreement for each of Arbitrage Fund, Event-Driven Fund, Credit Opportunities Fund and Long/Short Fund, the Adviser has contractually agreed, at least until September 30, 2022, to waive its advisory fee and/or reimburse the Funds' other expenses to the extent that total operating expenses (exclusive of taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities) exceed the annual rate of the Funds' average daily net assets attributable to each share class as shown in the table below:

	Arbitrage Fund	Event-Driven Fund	Credit Opportunities Fund	Long/Short Fund
Class R	1.69%	1.69%	1.23%	N/A
Class I	1.44%	1.44%	0.98%	1.44%
Class C	2.44%	N/A	N/A	N/A
Class A	1.69%	1.69%	1.23%	N/A

The Adviser agreed not to charge the Arbitrage Fund an advisory fee on the portion of its assets invested in the Event-Driven Fund. This resulted in $887,696 of advisory fees being waived during the year ended May 31, 2021.

For the year ended May 31, 2021, the aggregate net fee paid to the Adviser as a percentage of average net assets for the Arbitrage Fund, Event-Driven Fund, Credit Opportunities Fund and Long/Short Fund was 1.00%, 1.01%, 0.50% and 0.00%, respectively.

The Adviser can recapture, with the exception of the advisory fees waived related to Arbitrage Fund's investment in the Event-Driven Fund, any waived amount from a Fund pursuant to the Amended and Restated Expense Waiver and Reimbursement Agreements if such recapture does not cause the Fund to exceed the expense limitations in effect at the time the amounts were waived, the recapture does not cause the Fund to exceed the current expense limitation, and the recapture is done within three years after the date on which the expense was waived. During the year ended May 31, 2021, the Adviser did not recapture any fees or expenses from the Funds.

As of May 31, 2021, the balances of waived expenses that are eligible for potential recapture for each Fund are as follows:

	Expiring May 31, 2022	Expiring May 31, 2023	Expiring May 31, 2024	Total
Event-Driven Fund
Class R	$150,425	$72,714	$7,526	$230,665
Class I	392,244	279,224	94,924	766,392
Class A	3,225	2,112	706	6,043
Credit Opportunities Fund
Class R	$35,953	$46,492	$14,935	$97,380
Class I	244,066	305,422	327,225	876,713
Class A	740	1,504	386	2,630
Long/Short Fund
Class I	$201,824	$216,303	$127,151	$545,278

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2021

Administration Agreement

State Street Bank & Trust Company serves as the Trust's administrator pursuant to an Administration Agreement with the Trust.

Distribution Agreement

ALPS Distributors, Inc. (the "Distributor") serves as the Funds' distributor. The Distributor acts as an agent for the Funds and the distributor of their shares. The Funds have adopted, with respect to their Class R, Class C shares and Class A shares, as applicable, a plan of distribution pursuant to Rule 12b-1 under the 1940 Act which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds' Class R shares, Class C shares and Class A shares and for services provided to shareholders. The Plan is a "reimbursement" plan. This means that a Fund's Class R shares, Class C shares and Class A shares only pay the 12b-1 fee to the extent that the Adviser, the Distributor or others have incurred expenses in the promotion and distribution of the shares, including but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, and other distribution-related expenses, as well as any distribution fees paid to securities dealers or others. Under the distribution plan, a Fund may pay compensation to any broker-dealer with whom the Distributor or the Funds has entered into a contract to distribute Class R shares, Class C shares or Class A shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers or in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed 0.25% for Class R shares, 0.75% for Class C shares and 0.25% for Class A shares, respectively, of the average daily net assets allocable to a Fund's Class R shares, Class C shares and Class A shares, respectively. In addition, the Plan permits each Fund to make payments at an annual rate of up to 0.25% of the Fund's Class C shares for expenses incurred in connection with the provision of shareholder support or administrative services for the Fund's Class C shares.

During the year ended May 31, 2021, the Arbitrage Fund's Class R shares and Class A shares incurred $231,741 and $65,397 in distribution expenses, respectively, and Class C shares incurred $174,801 in distribution and shareholder support expenses, all of which were used to compensate broker-dealers. During the year ended May 31, 2021, the Event-Driven Fund's Class R shares and Class A shares incurred $21,366 and $1,996 in distribution expenses, respectively, and Class C shares incurred $3,400 in distribution and shareholder support expenses, all of which were used to compensate broker-dealers. During the year ended May 31, 2021, the Credit Opportunities Fund's Class R shares and Class A shares incurred $8,224 and $213 in distribution expenses, respectively, and Class C shares incurred $6,163 in distribution and shareholder support expenses, all of which were used to compensate broker-dealers. During the year ended May 31, 2021, the Long/Short Fund's Class R shares incurred $33 in distribution expenses, which was used to compensate broker-dealers. Effective April 27, 2021, Class C shares of the Event-Driven Fund and the Credit Opportunities Fund were liquidated. Effective May 25, 2021, Class R shares of the Long/Short Fund were liquidated.

Chief Compliance Officer

Certain officers of the Trust are also officers of the Adviser. The Chief Compliance Officer ("CCO") of the Trust also serves as the CCO of the Adviser. Information related to the CCO Fees can be found in the Funds' Statements of Operations.

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2021

Chief Financial Officer

Foreside Management Services, LLC provides Chief Financial Officer ("CFO") services to the Trust. Foreside Management Services, LLC is compensated by the Trust under a Fund CFO/Treasurer Agreement.

Transfer Agent And Shareholder Services Agreement

DST Systems, Inc. ("DST") is the Funds' transfer agent, and per an agency agreement, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.

6. AFFILIATED ISSUER TRANSACTIONS

A summary of affiliated transactions for the Arbitrage Fund for the year ended May 31, 2021 follows:

Affiliated Issuer	Beginning Value as of May 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Ending Value as of May 31, 2021	Shares as of May 31, 2021	Dividend Income	Capital Gain Distributions
Water Island Event-Driven Fund	$66,223,311	$173,235	$—	$—	$9,433,047	$75,829,593	6,605,365	$173,235	$—

At May 31, 2021, Arbitrage Fund, an affiliated fund, owned 55.43% of Event-Driven Fund's shares.

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2021

7. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

	Year Ended May 31, 2021		Year Ended May 31, 2020
Arbitrage Fund - Class R	Shares	Value	Shares	Value
Proceeds from shares sold	2,414,150	$31,424,837	1,844,057	$23,874,599
Shares issued in reinvestment of distributions	447,203	5,652,646	226,522	2,928,930
Payments for shares redeemed	(2,962,158)	(38,713,791)	(7,139,305)	(91,524,308)
Net decrease	(100,805)	$(1,636,308)	(5,068,726)	$(64,720,779)
Arbitrage Fund - Class I
Proceeds from shares sold	40,521,797	$546,153,766	26,307,371	$350,888,952
Shares issued in reinvestment of distributions	4,521,559	59,232,426	1,798,724	23,994,981
Payments for shares redeemed	(30,859,800)	(420,193,242)	(51,892,203)	(688,847,296)
Net increase/(decrease)	14,183,556	$185,192,950	(23,786,108)	$(313,963,363)
Arbitrage Fund - Class C
Proceeds from shares sold	349,823	$4,280,666	362,286	$4,484,833
Shares issued in reinvestment of distributions	81,448	965,971	26,490	325,301
Payments for shares redeemed	(568,832)	(7,020,954)	(323,299)	(3,960,880)
Net increase/(decrease)	(137,561)	$(1,774,317)	65,477	$849,254
Arbitrage Fund - Class A
Proceeds from shares sold	1,499,981	$19,505,801	721,756	$9,364,614
Shares issued in reinvestment of distributions	79,963	1,008,335	20,562	265,452
Payments for shares redeemed	(450,557)	(5,872,949)	(798,929)	(10,288,809)
Net increase/(decrease)	1,129,387	$14,641,187	(56,611)	$(658,743)

Annual Report | May 31, 2021

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2021

	Year Ended May 31, 2021		Year Ended May 31, 2020
Event-Driven Fund - Class R	Shares	Value	Shares	Value
Proceeds from shares sold	360,644	$3,964,990	438,183	$4,185,461
Shares issued in reinvestment of distributions	—	—	3,440	33,265
Payments for shares redeemed	(243,218)	(2,630,326)	(2,883,407)	(26,064,348)
Net increase/(decrease)	117,426	$1,334,664	(2,441,784)	$(21,845,622)
Event-Driven Fund - Class I
Proceeds from shares sold	2,077,590	$23,076,347	5,883,521	$53,863,559
Shares issued in reinvestment of distributions	22,338	242,147	44,603	434,430
Payments for shares redeemed	(1,050,674)	(11,144,686)	(5,789,051)	(53,843,540)
Net increase	1,049,254	$12,173,808	139,073	$454,449
Event-Driven Fund - Class C(a)
Proceeds from shares sold	5,355	$57,250	10,870	$101,200
Payments for shares redeemed	(43,315)	(471,565)	(58,434)	(550,984)
Net decrease	(37,960)	$(414,315)	(47,564)	$(449,784)
Event-Driven Fund - Class A
Proceeds from shares sold	169,784	$1,833,944	7,600	$73,084
Shares issued in reinvestment of distributions	139	1,490	180	1,743
Payments for shares redeemed	(82,907)	(889,387)	(57,399)	(560,515)
Net increase/(decrease)	87,016	$946,047	(49,619)	$(485,688)

(a)  Effective April 27, 2021, Class C shares of the Event-Driven Fund were liquidated.

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2021

	Year Ended May 31, 2021		Year Ended May 31, 2020
Credit Opportunities Fund - Class R	Shares	Value	Shares	Value
Proceeds from shares sold	608,398	$6,154,299	497,173	$4,825,641
Shares issued in reinvestment of distributions	6,834	68,562	24,121	233,233
Payments for shares redeemed	(252,856)	(2,494,718)	(949,307)	(8,929,822)
Net increase/(decrease)	362,376	$3,728,143	(428,013)	$(3,870,948)
Credit Opportunities Fund - Class I
Proceeds from shares sold	5,413,326	$54,158,839	2,161,328	$20,403,304
Shares issued in reinvestment of distributions	187,212	1,864,921	170,327	1,636,801
Payments for shares redeemed	(1,760,287)	(17,509,853)	(1,565,768)	(14,940,053)
Net increase	3,840,251	$38,513,907	765,887	$7,100,052
Credit Opportunities Fund - Class C(a)
Proceeds from shares sold	—	$—	33,505	$325,001
Shares issued in reinvestment of distributions	1,055	10,467	1,057	10,156
Payments for shares redeemed	(69,621)	(705,444)	(14,435)	(138,110)
Net increase/(decrease)	(68,566)	$(694,977)	20,127	$197,047
Credit Opportunities Fund - Class A
Proceeds from shares sold	1,919	$19,348	30,785	$297,278
Shares issued in reinvestment of distributions	207	2,060	748	7,170
Payments for shares redeemed	(1,648)	(16,282)	(34,897)	(324,406)
Net increase/(decrease)	478	$5,126	(3,364)	$(19,958)

(a)  Effective April 27, 2021, Class C shares of the Credit Opportunities Fund were liquidated.

Annual Report | May 31, 2021

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2021

	Year Ended May 31, 2021		Year Ended May 31, 2020
Long/Short Fund - Class R(a)	Shares	Value	Shares	Value
Shares issued in reinvestment of distributions	112	$1,319	18	$176
Payments for shares redeemed	(1,161)	(15,292)	—	—
Net increase/(decrease)	(1,049)	$(13,973)	18	$176
Long/Short Fund - Class I
Proceeds from shares sold	83,622	$1,064,932	7,089	$70,694
Shares issued in reinvestment of distributions	21,058	247,223	3,640	36,186
Payments for shares redeemed	(8,723)	(115,016)	(65,259)	(645,623)
Net increase/(decrease)	95,957	$1,197,139	(54,530)	$(538,743)
Long/Short Fund - Class C(b)
Payments for shares redeemed	—	$—	(1,031)	$(10,300)
Net increase/(decrease)	—	$—	(1,031)	$(10,300)
Long/Short Fund - Class A(b)
Payments for shares redeemed	—	$—	(1,031)	$(10,303)
Net increase/(decrease)	—	$—	(1,031)	$(10,303)

(a)  Effective May 25, 2021, Class R shares of the Long/Short Fund were liquidated.

(b)  Effective July 31, 2019, Class A and Class C shares of the Long/Short Fund were liquidated.

8. FOREIGN CURRENCY TRANSLATION

Amounts denominated in or expected to settle in foreign currencies are translated to U.S. dollars based on exchange rates on the basis outlined below:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments. Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies; 2) currency gains or losses realized between the trade and settlement dates on security transactions; and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2021

9. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

10. SECURITIES LENDING

To generate additional income, the Funds may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. At the time of the loan, the Funds must receive from the borrower 102% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Funds. During the time portfolio securities are on loan, the borrower pays the Funds any dividends or interest paid on such securities.

Loans are subject to termination by the Funds or the borrower at any time. While the Funds do not have the right to vote securities on loan, they have the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Funds bear the risk of delay in the recovery of portfolio securities and the risk of loss of rights in the collateral.

The Funds may participate in a securities lending program under which the Funds' custodian, State Street Bank and Trust Company (the "Custodian") acting as securities lending agent, is authorized to lend Fund portfolio securities to qualified brokers/dealers and financial institutions that post appropriate collateral. The value of securities loaned will not exceed one-third of the value of the total assets of the Fund making the loan. The Custodian has agreed to indemnify the Fund in case of default of any security borrower.

Securities on loan are fully collateralized and the collateral was equal to or exceeded the securities on loan. Cash collateral is invested in the State Street Institutional U.S. Government Money Market Fund, Premier Class. The Custodian receives a portion of the interest earned on any reinvested collateral. Income received by the Funds in securities lending transactions during the year ended May 31, 2021, if any, is reflected as securities lending income in the Statement of Operations. The Event-Driven Fund and the Long/Short Fund did participate in securities lending during the year ended May 31, 2021, however, the Funds had no securities on loan as of May 31, 2021.

11. FEDERAL TAX INFORMATION

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is each Fund's intention to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The amount of distributions from net investment income and net realized gains, if any, are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and permanent differences are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate in the period that the differences arise.

Annual Report | May 31, 2021

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2021

Permanent differences between the Funds' financial statement and income tax reporting requirements are primarily attributable to gains and losses on certain foreign currency related transactions, short sale related dividend expense, investments in passive foreign investment companies, investments in swaps, ordinary loss netting to reduce short-term capital gains, convertible bonds, non-deductible excise tax activity and partnership basis adjustments. These have no effect on the Funds' net assets or net asset value per share.

Fund	Distributable Earnings (Accumulated Loss)	Paid-in Capital
Arbitrage Fund	$722	$(722)
Event-Driven Fund	57	(57)
Credit Opportunities Fund	—	—
Long/Short Fund	—	—

The tax character of dividends and distributions declared and paid during the years ended May 31, 2021 and May 31, 2020 was as follows:

Fund	Year Ended	Ordinary Income	Long-Term Capital Gains*	Total Distributions
Arbitrage Fund	5/31/2021	$85,958,483	$239	$85,958,722
	5/31/2020	21,844,119	12,763,361	34,607,480
Event-Driven Fund	5/31/2021	$252,179	$—	$252,179
	5/31/2020	519,956	—	519,956
Credit Opportunities Fund	5/31/2021	$1,949,287	$—	$1,949,287
	5/31/2020	1,899,815	—	1,899,815
Long/Short Fund	5/31/2021	$248,542	$—	$248,542
	5/31/2020	14,062	22,300	36,362

*  The Funds designate these distributions as long-term capital gains dividends per IRC code section 852(b)(3)(C).

As of May 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Arbitrage Fund	Event-Driven Fund	Credit Opportunities Fund	Long/Short Fund
Undistributed ordinary income	$—	$—	$4,211	$626,510
Accumulated capital gains/losses	8,434,598	—	—	12,100
Unrealized appreciation/ (depreciation)	77,633,386	5,094,016	770,318	29,221
Capital loss carryover and late year ordinary loss deferrals	(15,244,266)	(43,310,926)	(545,014)	—
Total distributable earnings (accumulated loss)	$70,823,718	$(38,216,910)	$229,515	$667,831

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2021

The following information is computed on a tax basis for each item as of May 31, 2021:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Aggregate Cost of Investments for Income Tax Purposes
Arbitrage Fund	$82,564,837	$(7,936,859)	$74,627,978	$1,509,425,183
Event-Driven Fund	5,358,717	(1,157,664)	4,201,053	133,639,695
Credit Opportunities Fund	2,707,106	(668,741)	2,038,365	103,330,248
Long/Short Fund	116,382	(54,656)	61,726	3,884,641

The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) for the Funds are attributable to dividends related to short securities, swap mark to market, wash sales, convertible bonds, straddle loss deferrals, partnership basis adjustments and forward contracts mark to market.

Capital Losses

As of May 31, 2021, the Event-Driven Fund had $31,098,748 of short term and $8,536,588 of long term capital loss carryforwards and the Credit Opportunities Fund had $223,478 of short term and $321,536 of long term capital loss carryforwards which may reduce the Funds' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

The Event-Driven Fund utilized $11,939,757 of capital loss carryforwards, the Credit Opportunities Fund utilized $1,323,768 of capital loss carryforwards, and the Long/Short Fund utilized $2,124 of capital loss carryforwards during the year ended May 31, 2021.

Late Year Losses

The Arbitrage Fund and Event-Driven Fund elected to defer to the period ending May 31, 2021 losses in the amount of $15,244,266 and $3,675,590, respectively.

12. SUBSEQUENT EVENTS

As described in Note 1, on May 4, 2021 the Board approved converting the Long/Short Fund into an exchange-traded fund, commonly referred to as an "ETF." The Long/Short Fund will be converted by merging it into a newly-created ETF that will be a series of AltShares Trust. The Board believes that the conversion is in the best interests of the Long/Short Fund and its shareholders, and that the interests of the shareholders will not be diluted as a result of the conversion. After the conversion, the ETF will still be managed by the same investment adviser, Water Island Capital, LLC, and there will be no changes to the investment strategies, investment restrictions or portfolio managers as a result of the conversion. Further, the ETF will operate at a lower total expense ratio than the Long/Short Fund currently does. Upon conversion the Adviser forgoes the ability to recoup any previously waived or reimbursed fees in the Long/Short Fund. The conversion is currently expected to close in the third quarter of 2021, although the actual date of the conversion is not yet known.

Annual Report | May 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of
Trustees of the Arbitrage Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The Arbitrage Funds (the Trust) (comprising Arbitrage Fund, Water Island Event-Driven Fund, previously Water Island Diversified Event-Driven Fund Event-Driven Fund, Water Island Credit Opportunities Fund, and Water Island Long/Short Fund, (collectively referred to as the "Funds")), including the schedules of investments, as of May 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the Trust at May 31, 2021, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodians, agent banks, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Water Island Capital investment companies since 2012.

Minneapolis, Minnesota
July 29, 2021

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Disclosure of Fund Expenses

May 31, 2021 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, distribution (12b-1) expenses, redemption fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's cost in two ways:

Actual Fund Return. The section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

Hypothetical 5% Return. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes – NOT your Fund's actual return – the account values shown may not apply to your specific investment.

Annual Report | May 31, 2021

The Arbitrage Funds  Disclosure of Fund Expenses (continued)

May 31, 2021 (Unaudited)

	Beginning Account Value 12/01/2020	Ending Account Value 05/31/2021	Expense Ratio(a)	Expenses Paid During Period(b)
Arbitrage Fund
Class R
Actual	$1,000.00	$1,042.20	1.62%	$8.25
Hypothetical (5% return before expenses)	$1,000.00	$1,016.85	1.62%	$8.15
Class I
Actual	$1,000.00	$1,043.80	1.37%	$6.98
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	1.37%	$6.89
Class C
Actual	$1,000.00	$1,038.20	2.37%	$12.04
Hypothetical (5% return before expenses)	$1,000.00	$1,013.11	2.37%	$11.90
Class A
Actual	$1,000.00	$1,042.30	1.61%	$8.20
Hypothetical (5% return before expenses)	$1,000.00	$1,016.90	1.61%	$8.10

(a)  Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)  Expenses, are equal to the Fund's annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

	Beginning Account Value 12/01/2020	Ending Account Value 05/31/2021	Expense Ratio(a)	Expenses Paid During Period(b)
Water Island Event-Driven Fund
Class R
Actual	$1,000.00	$1,073.60	1.94%	$10.03
Hypothetical (5% return before expenses)	$1,000.00	$1,015.26	1.94%	$9.75
Class I
Actual	$1,000.00	$1,075.50	1.70%	$8.80
Hypothetical (5% return before expenses)	$1,000.00	$1,016.45	1.70%	$8.55
Class A
Actual	$1,000.00	$1,074.10	1.93%	$9.98
Hypothetical (5% return before expenses)	$1,000.00	$1,015.31	1.93%	$9.70

(a)  Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)  Expenses, are equal to the Fund's annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

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The Arbitrage Funds  Disclosure of Fund Expenses (continued)

May 31, 2021 (Unaudited)

	Beginning Account Value 12/01/2020	Ending Account Value 05/31/2021	Expense Ratio(a)	Expenses Paid During Period(b)
Water Island Credit Opportunities Fund
Class R
Actual	$1,000.00	$1,022.80	1.32%	$6.66
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	1.32%	$6.64
Class I
Actual	$1,000.00	$1,024.20	1.07%	$5.40
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	1.07%	$5.39
Class A
Actual	$1,000.00	$1,021.80	1.32%	$6.65
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	1.32%	$6.64

(a)  Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)  Expenses, are equal to the Fund's annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

	Beginning Account Value 12/01/2020	Ending Account Value 05/31/2021	Expense Ratio(a)	Expenses Paid During Period(b)
Water Island Long/Short Fund
Class I
Actual	$1,000.00	$1,208.60	2.57%	$14.15
Hypothetical (5% return before expenses)	$1,000.00	$1,012.12	2.57%	$12.89

(a)  Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)  Expenses, are equal to the Fund's annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

Annual Report | May 31, 2021

The Arbitrage Funds  Additional Information

May 31, 2021 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-295-4485, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Funds voted proxies will be available without charge upon request by calling toll-free 1-800-295-4485, or on the SEC's website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Funds file a complete listing of their portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-PORT. The filings are available on the Funds' website at www.arbitragefunds.com/resources or upon request by calling 1-800-295-4485. Furthermore, you may obtain a copy of the filing on the SEC's website at http://www.sec.gov.

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The Arbitrage Funds  Approval of Investment Advisory Agreements

May 31, 2021 (Unaudited)

As required under the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees (the "Board") of The Arbitrage Funds (the "Trust"), which is comprised of Arbitrage Fund, Water Island Event-Driven Fund (formerly, Water Island Diversified Event-Driven Fund), Water Island Credit Opportunities Fund and Water Island Long/Short Fund (each, a "Fund" and, collectively, the "Funds"), determines annually whether to continue each Fund's investment advisory agreement with Water Island Capital, LLC, the investment adviser to each Fund (the "Adviser"). In considering the renewal of the agreements, the Board, including a majority of those Trustees who are not "interested persons" of the Funds (the "Independent Trustees"), as defined in the 1940 Act, met with representatives of the Adviser on May 20, 2021 and on May 25, 2021 (the "Meetings") and in separate executive sessions in advance of and at the May 25, 2021 meeting and approved the continuation of the agreements after concluding that the continuation of the agreements was in the best interests of each Fund and its shareholders.

The Board requested and received materials relating to the agreements in advance of the Meetings. Among other things, the Board considered expense and performance comparisons with other mutual funds in each Fund's peer group as determined by Broadridge Financial Solutions Inc. ("Broadridge"), an independent provider of mutual fund industry data, as well as additional substantial material prepared by the Funds' management. The additional material prepared by management generally included Fund-by-Fund information including each Fund's average net assets; management fees; expense limitation arrangements; investment performance and risk metrics (in addition to the performance information prepared by Broadridge); services provided by the Adviser and profitability information. The Board also considered that it had reviewed the Funds' performance against other comparable mutual funds as provided by the Adviser at the Meetings and at the Board's other meetings throughout the year, in addition to other information requested by the Independent Trustees and provided by the Adviser and other service providers at the Meetings and throughout the year. The Trustees were also continually aware of information provided by the Adviser and other service providers in response to the Board's requests, including from previous contract renewal periods, as well as certain information available to the Trustees from various other sources such as the Investment Company Institute ("ICI"), the Independent Directors Council and the Mutual Fund Directors Forum, among others.

In evaluating the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of the Adviser, expenses and fees, the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund's assets grow, and any other benefits derived by the Adviser from its relationship with the Funds. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board's decision to approve the agreement with respect to each Fund, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision. In connection with its deliberations, the Board considered information provided by the Adviser throughout the year at regular Board meetings and between Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meeting held on May 25, 2021.

Nature, Extent and Quality of the Services under the Advisory Agreements

Based on the written and oral reports received by the Board prior to and at the May 25, 2021 meeting, including in executive session, the Board considered the nature, quality, and extent of the services provided to each Fund by the Adviser under the advisory agreement for such Fund. The Board also noted information received at regular meetings and at other times throughout the year related to

Annual Report | May 31, 2021

The Arbitrage Funds  Approval of Investment Advisory Agreements (continued)

May 31, 2021 (Unaudited)

the services rendered by the Adviser. The Board reviewed information regarding the overall organization and business functions of the Adviser, and considered the background and experience of the Adviser's senior management and the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also considered that the Adviser provides a number of additional services, including oversight of Fund service providers, duties with respect to the Fund's valuations, and operation of the Fund's compliance program. The Board considered the steps that the Adviser had taken during the past year to improve performance, including, without limitation, hiring and changes in personnel, enhancements in technology, and the Adviser's focus on evaluating risk and performance for the Funds. The Board also received and considered available information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for advisory services. The Trustees and the Adviser discussed the differences between an adviser's duties and its risks incurred in offering a sponsored mutual fund versus the more limited duties and risks involved in acting as a subadviser to a mutual fund, and also in comparing a sponsor adviser's duties and risks incurred in offering a sponsored mutual fund versus the much more limited duties and risks incurred managing an institutional separate account. The Board also considered that the Adviser assumes significant entrepreneurial risk in sponsoring new funds and that the Adviser also bears and assumes significant ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks, with respect to all the Funds.

Adviser Profitability

The Board was provided with information on the Adviser's profitability in serving as the investment adviser to each Fund. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations of expenses and the adviser's capital structure and cost of capital. Taking these factors into account, the Board concluded that the Adviser's profitability in relation to the services rendered was reasonable and that it was believed to be sufficient to continue to support increased investments to enhance services to the Funds and their shareholders.

Economies of Scale

The Board considered information regarding potential economies of scale with respect to the management of each Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. With respect to the Arbitrage Fund, the Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund's effective fee rate reflected those rate reductions. The Board took note that the Fund's fee structure currently results in benefits to Fund shareholders whether or not the Adviser realizes any economies of scale. With respect to the Water Island Credit Opportunities Fund, the Board noted that the Fund's management fee schedule includes breakpoints and that amendments to the management fee schedule in 2018 had lowered the Fund's management fee. The Board noted that the advisory fee schedules for the Water Island Event-Driven Fund and the Water Island Long/Short Fund do not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board noted that the advisory fee for the Water Island Event-Driven Fund had been reduced effective November 1, 2019. The Board determined that, while fee breakpoints were not currently necessary for the Water Island Event-Driven Fund or the Water Island Long/Short Fund given the smaller size of these Funds, it would continue to review whether breakpoints should be

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The Arbitrage Funds  Approval of Investment Advisory Agreements (continued)

May 31, 2021 (Unaudited)

incorporated in the advisory fees for these Funds. The Independent Trustees also recognized that potential economies of scale may be shared acceptably with a Fund in many different manners such as fee breakpoints, fee waivers or caps, reinvestments in the Adviser's business above contractual levels, additional new product offerings, pricing to scale from inception, among others. The Trustees noted that each Fund is party to an expense limitation agreement with the Adviser, pursuant to which the Adviser has agreed to waive or reimburse expenses should they exceed certain contractually specified levels. The Independent Trustees recognized that is it extremely difficult to determine whether potential economies of scale in fact exist for any fund, or for a fund complex, and, or, at what point any potential economies of scale may begin to be reduced at some asset level, or possibly reverse and become diseconomies of scale. The Trustees were aware of the ICI report in December 2000 on mutual fund fees and expenses which concluded that potential economies of scale could not be found with a high degree of statistical certainty when a small number of extremely large complexes or funds were omitted. Thus, the Trustees were aware that they needed to use their business judgment and experience in evaluating whether any potential economies of scale might be equitably shared with the Funds.

Other Benefits to the Adviser

The Board considered other benefits received by the Adviser as a result of its relationship with the Funds. The Board concluded that the potential benefits to be derived by the Adviser included the ability to use soft dollar credits as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by the Adviser were consistent with the types of benefits generally derived by investment advisers to mutual funds. The Board considered the standards applied in seeking best execution and reviewed the Adviser's method for and policies with respect to allocating portfolio investment opportunities among its advisory clients, including the Funds. The Independent Trustees considered these and any other potential fall-out benefits and generally determined these to be not material to the consideration of the management and other fees and to the Adviser's profitability generally.

Other Factors and Broader Review

As discussed above, the Board considered detailed materials received from the Adviser as part of the annual review and at quarterly meetings throughout the year and over previous years. The Board also reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed Fund performance reports and compliance reports along with various reports and information evaluating the Adviser's supervisory oversight of third-party service providers to the Funds.

Investment Advisory Fee Rates and Expenses and Performance

The Board reviewed and considered the contractual advisory fee rates for each Fund in light of the nature, extent and quality of the advisory services provided by the Adviser. The Board also reviewed and considered the expense limitation agreements currently in place for each Fund. The Board received and considered information on the contractual advisory fee and gross and net total operating expense ratios for each Fund in comparison to those of a group of funds within the Fund's Morningstar category selected independently by Broadridge (the "Peer Group") as well as to funds in the same Morningstar category (the "Category"). For each Fund, the Board considered information provided by Broadridge on the Fund's contractual advisory fee in comparison with the contractual advisory fee that would have been charged by other funds within a Peer Group and Category assuming the other funds were similar in size to the Fund. The contractual advisory fee analysis does

Annual Report | May 31, 2021

The Arbitrage Funds  Approval of Investment Advisory Agreements (continued)

May 31, 2021 (Unaudited)

not take into account any fee waivers or expense reimbursements. The comparisons placed each Fund in various quartiles, with the first quartile being the lowest cost mutual funds. The Broadridge expense data was based upon historical information taken from each Fund's audited annual report for the period ended May 31, 2020. Broadridge provided expense data for Class I shares of each Fund.

The performance of each Fund for the periods ended March 31, 2021, was compared to the performance of the funds within the same Morningstar Category, regardless of asset size or primary channel of distribution ("Performance Category"). The Board also received and considered additional information provided by the Adviser on comparisons of the performance of each Fund to additional securities indices that the Adviser deemed relevant to the Board's considerations. The Independent Trustees also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The Independent Trustees also noted that they regularly engage in discussions with the Adviser and counsel with regard to the portfolio benchmark comparisons for each Fund.

Arbitrage Fund

The Fund's performance (Class I Shares, net of fees) was compared to that of funds comprising the Morningstar Market Neutral Category. The Fund's net total return ranked in the second quartile of the Performance Category for the one and three-year periods and in the third quartile for the five and ten-year periods. The Fund's performance was also compared to its prospectus benchmark index, the ICE B of A Merrill Lynch U.S. 3-Month Treasury Bill Index. The Fund outperformed its benchmark for the one, three, five and ten-year periods and since inception. The Fund's contractual advisory fee was in the second quartile of its Category and Peer Group, and the Fund's net total operating expense ratio (i.e., the Fund's total operating expenses, net of waivers/reimbursements) was in the second quartile for the Category and the Peer Group. It was noted that the Adviser had entered into an expense waiver and reimbursement agreement to limit fees through September 30, 2022, although the Fund's expenses did not currently reach a level to require the Adviser to waive fees or reimburse expenses.

The Board determined that, given all of the factors provided, it would be in the best interests of the Fund and its shareholders to continue the advisory agreement. The Fund's fee structure was considered reasonable.

Water Island Event-Driven Fund (formerly, Water Island Diversified Event-Driven Fund)

The Fund's performance (Class I Shares, net of fees) was compared to that of funds comprising the Morningstar Market Neutral Category. The Fund's net total return ranked in the second quartile of the Performance Category for the one, three and five-year periods and in the third quartile for the ten-year period. The Fund's performance was also compared to its prospectus benchmark index, the ICE B of A Merrill Lynch U.S. 3-Month Treasury Bill Index. The Fund outperformed its benchmark for the one, three, five and ten-year periods and since inception. The Fund's contractual advisory fee was in the third and second quartile of its Category and Peer Group, respectively, and the Fund's net total operating expense ratio (i.e., the Fund's total operating expenses, net of waivers/reimbursements) was in the third and second quartile of its Category and Peer Group, respectively. The Board considered that the Fund's contractual advisory fee rate had been reduced effective November 1, 2019 from 1.25% to 1.10%. It was further noted that the Adviser had entered into an expense waiver and reimbursement agreement to limit fund fees and expenses through September 30, 2022.

The Board determined that, given all of the factors provided, it would be in the best interests of the Fund and its shareholders to continue the advisory agreement. In light of the Fund's current size and

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The Arbitrage Funds  Approval of Investment Advisory Agreements (continued)

May 31, 2021 (Unaudited)

fee rate, the Board concluded that the fee structure was reasonable and that the absence of breakpoints in the Fund's fee schedule was acceptable at this time, although the Board would continue to monitor whether breakpoints should be implemented for the Fund.

Water Island Credit Opportunities Fund

The Fund's performance (Class I Shares, net of fees) was compared to that of funds comprising the Morningstar Long-Short Credit Category. The Fund's net total return ranked in the third quartile of the Performance Category for the one and five-year periods and in the first quartile for the three-year period. The Fund outperformed its primary benchmark, the ICE B of A Merrill Lynch U.S. 3-Month Treasury Bill Index, for the one, three and five-year periods and since inception. The Fund outperformed its secondary benchmark, the Bloomberg Barclays Capital U.S. Aggregate Bond Index, for the one and five-year periods and slightly underperformed the benchmark for three-year period. The Fund's contractual advisory fee was in second quartile of its Category and Peer Group, and the Fund's net total operating expense ratio (i.e., the Fund's total operating expenses, net of waivers/reimbursements) was in the second quartile for the Category and the third quartile for its Peer Group. It was noted that the median average net asset size of the funds in the Category and Peer Group was much larger than that of the Fund and that many of those funds appear to benefit from economies of scale. It was further noted that the Adviser had lowered the Fund's management fee and instituted a breakpoint to the Fund's management fee schedule in 2018 and had entered into an expense waiver and reimbursement agreement to further limit fund fees and expenses through September 30, 2022.

The Board determined, given all of the factors provided, that it would be in the best interests of the Fund and its shareholders to continue the advisory agreement. In light of the Fund's current size and fee rate, the Board concluded that the fee structure was reasonable.

Water Island Long/Short Fund

The Fund's performance (Class I Shares, net of fees) was compared to that of funds comprising Morningstar's Long Short Equity category. The Fund's net total return ranked in the first quartile for the one, three and five-year periods. In reviewing the Fund's performance, the Board recognized that high, double-digit returns were primarily achieved during favorable market conditions and that such returns are atypical and may not be repeatable. The Fund outperformed its primary benchmark, the ICE B of A Merrill Lynch U.S. 3Month Treasury Bill Index, for the one, three and five-year periods. The Fund underperformed its secondary benchmark, the S&P 500 Index, for the one, three and five-year periods. The Fund's contractual advisory fee was in line with the median for its Category and Peer Group, and the Fund's net total operating expense ratio (i.e., the Fund's total operating expenses, net of waivers/reimbursements) was in the second quartile for the Category and Peer Group. It was noted that the median net average asset size of the funds in the Category and Peer Group was much larger than that of the Fund and that many of those funds appear to benefit from economies of scale. It was further noted that the Adviser had entered into an expense waiver and reimbursement agreement to limit fund fees and expenses through September 30, 2022.

The Board considered that, at a meeting held on May 4, 2021, it had approved converting the Fund into an exchange-traded fund by the reorganization of the Fund into a newly created series of another registered investment company advised by the Adviser, which will pursue the same investment objective, apply the same investment policies and use the same principal investment strategies as the Fund (the "Reorganization"). The Board considered that, subject to various requirements of closing, the Reorganization was expected to close in the third quarter of 2021 and at that time the Fund's current advisory agreement would terminate.

Annual Report | May 31, 2021

The Arbitrage Funds  Approval of Investment Advisory Agreements (continued)

May 31, 2021 (Unaudited)

The Board determined that, given all of the factors provided, it would be in the best interests of the Fund and its shareholders to continue the advisory agreement. In light of the Fund's current size and fee rate, the Board concluded that the fee structure was reasonable and that the absence of breakpoints in the Fund's fee schedule was acceptable at this time.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Liquidity Risk

May 31, 2021 (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940 (the "Liquidity Rule"), the Funds have adopted and implemented a liquidity risk management program (the "Program"). The Program seeks to assess and manage each Fund's liquidity risk, which is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in the Fund. The Funds' Board of Trustees (the "Board") has designated Water Island Capital, LLC, the Funds' investment adviser, as the administrator of the Program. The Program is implemented and monitored by the Operational Risk Committee, a committee comprised of representatives of Water Island Capital, LLC. As part of its responsibilities as administrator, Water Island Capital, LLC has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Funds' Program includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Program includes no less than annual assessments of factors that influence each Fund's liquidity risk; no less than monthly classifications of each Fund's investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of "illiquid investments" (as defined under the Liquidity Rule); establishment of a minimum percentage of a Fund's assets to be invested in investments classified as "highly liquid" (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and periodic reporting to the Funds' Board.

At a meeting of the Board of Trustees on May 25, 2021, Water Island Capital, LLC provided a written report (the "Report") to the Board addressing the operation, adequacy, and effectiveness of the Funds' Program, including any material changes to the Program for the period April 1, 2020 through March 31, 2021 ("Reporting Period"). The Report included a summary of the oversight of the Program and the system that is used to operate the Program, a discussion of the Funds' investment strategies and liquidity sources, reasonably anticipated trade sizes, historical redemptions, investor concentrations, liquidity events and liquidity classifications during the Reporting Period. The Report concluded that the Program was operating adequately and effectively in promoting effective liquidity risk management for the Funds during the Reporting Period. There were no material changes to the Program during the Reporting Period. The Report further concluded that each Fund's investment strategy continues to be appropriate given the Fund's status as an open-end fund.

There can be no assurance that the Program will achieve its objectives in the future. Additional information regarding risks of investing in each Fund, including liquidity risks presented by the Fund's investment portfolio, is found in the Fund's Prospectus and Statement of Additional Information.

Annual Report | May 31, 2021

The Arbitrage Funds  Trustees & Officers

May 31, 2021 (Unaudited)

The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling toll-free 1-800-295-4485 or on the Funds' website at www.arbitragefunds.com/resources.

INTERESTED TRUSTEES:

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
John S. Orrico, CFA* 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 61)	Since 2000	President and Chairman of the Board of Trustees	Managing Member, Water Island Capital, LLC, the Investment Adviser, since January 2000.	None	5
Christina Chew* 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 50)	Since 2018	Trustee	Senior Managing Partner of Water Island Capital, LLC, the Investment Adviser, since 2013.	None	4

*  John S. Orrico and Christina Chew, as affiliated persons of the Adviser, are each an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**  The registered investment companies in the fund complex include the Trust and AltShares Trust.

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The Arbitrage Funds  Trustees & Officers (continued)

May 31, 2021 (Unaudited)

INDEPENDENT TRUSTEES*:

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
John C. Alvarado (Age 61)	Since 2003	Lead Independent Trustee	COO (2018 -present) and CFO (2016-present) of Magnum Development LLC, a privately held Utah-based integrated energy storage and power generation company. Previously, Managing Director at Alvarado Energy Advisors LLC ("AEA"), a boutique investment banking firm providing financial advisory services to middle market energy companies (2014 - 2016); Managing Director for The Seaport Group, a credit-focused investment bank (2010 - 2014).	None	4

Annual Report | May 31, 2021

The Arbitrage Funds  Trustees & Officers (continued)

May 31, 2021 (Unaudited)

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
Robert P. Herrmann (Age 58)	Since 2012	Trustee	CEO of EQIS Capital Management, Inc., a national financial advisory firm (2020-present). Independent Director of GeoWealth LLC, a technology provider in the financial services industry (2019 -present); Previously, President & CEO of Discovery Data, a leading financial services industry data provider (2009 - 2019).	Independent Director and Chairman of Nominating and Governance Committee of TD Funds (USA) (2014 - 2019); Independent Director of FundChoice Holdings LLC (2014 - 2018); Chairman of the Board, Monmouth Medical Center (since 2012), Advisory Board Member, Monmouth University School of Science (since 2017).	4

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The Arbitrage Funds  Trustees & Officers (continued)

May 31, 2021 (Unaudited)

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
Stephen R. Byers (Age 67)	Since 2016	Trustee	Independent Director (since 2011); Independent Consultant (since 2014).	Independent Chair (since November 2016), Trustee (since 2011), Lead Independent Trustee (2015 - 2016) and Audit Committee Chair (2011 - 2015), Deutsche Bank db-X ETF Trust (45 portfolios); Independent Director and Audit Committee Chair (since 2012), Lead Independent Director (since July 2019), Chairman of Sierra Special Committee (since August 2019), Sierra Income Corporation; Trustee (2002 - 2011), The College of William and Mary, Graduate School of Business; Board Member, (since 2016) and Audit Committee Chair (since 2019), Mutual Fund Directors Forum.	4

Annual Report | May 31, 2021

The Arbitrage Funds  Trustees & Officers (continued)

May 31, 2021 (Unaudited)

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
Francis X. Tracy (Age 63)	Since 2016	Trustee	Independent Director (since 2016). Previously, President, Chief Financial Officer, Treasurer, and Secretary for Batterymarch Financial Management, Inc. (1999 - 2014).	Batterymarch Global Emerging Markets Fund (Luxembourg) (2010 - 2014).	5
Nancy M. Morris (Age 68)	Since 2018	Trustee	Independent Director (since 2019). Previously, Chief Compliance Officer and Managing Director, Wellington Management Company LLP (2012 - 2018).	Director of Diamond Hill Funds (13 portfolios) (since 2019).	5

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The Arbitrage Funds  Trustees & Officers (continued)

May 31, 2021 (Unaudited)

EXECUTIVE OFFICERS:

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
William Keena 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 70)	Anti-Money Laundering Officer since November 2019, Secretary since 2013	Anti-Money Laundering Officer, Secretary	Anti-Money Laundering Officer (2019 - present) and Chief Administrative Officer (2010 -present), Water Island Capital.	N/A	N/A
Jonathon Hickey 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 40)	Since 2013	Treasurer	Chief Operating Officer (2016 -present); Director of Operations (2011 - 2016), Water Island Capital.	N/A	N/A
Monique Labbe Foreside Management Services, LLC 10 High St. #302, Boston, MA 02110 (Age 47)	Since 2015	Chief Financial Officer	Senior Director, Foreside Management Services, LLC*** (2014 - present)	N/A	N/A

Annual Report | May 31, 2021

The Arbitrage Funds  Trustees & Officers (continued)

May 31, 2021 (Unaudited)

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
Philip Channen 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age: 56)	Since December 2019	Chief Compliance Officer

Chief Compliance Officer, Water Island Capital (2019 -present); Deputy Chief Compliance Officer, HarbourVest Partners, LLC (2017 - 2019); Chief Compliance Officer/Senior Advisor to the CCO, QS Investors, LLC (2014 - 2016).

				N/A	N/A

*  Each Independent Trustee may be contacted by writing to the Trustee c/o Fatima Sulaiman, K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006-1600.

**  The registered investment companies in the fund complex include the Trust and AltShares Trust.

***  Foreside Fund Services provides chief financial officer services to the Trust under a Fund CFO/Treasurer agreement with the Trust.

www.arbitragefunds.com | 1-800-295-4485

Arbitrage Fund

Water Island Event-Driven Fund

Water Island Credit Opportunities Fund

Water Island Long/Short Fund

800-295-4485

www.arbitragefunds.com

Adviser

Water Island Capital, LLC

41 Madison Avenue, 42nd Floor

New York, NY 10010

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent

DST Systems, Inc.

P.O. Box 219842

Kansas City, MO 64121-9842

Custodian

State Street Bank & Trust

225 Liberty Street

New York, NY 10281

This material must be preceded or accompanied by a prospectus. Please read it carefully before investing.

(b) Not applicable.

Item 2.    Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.    Audit Committee Financial Expert.

(a)(1)	The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)	The audit committee financial experts are John C. Alvarado and Francis X. Tracy, who are each independent as defined in Form N-CSR Item 3(a)(2).

Item 4.    Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended May 31, 2021 and May 31, 2020, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $120,000 and $126,500, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended May 31, 2021 and May 31, 2020, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended May 31, 2021 and May 31, 2020, aggregate fees of $33,200 and $33,200, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d)	All Other Fees: For the Registrant’s fiscal years ended May 31, 2021 and May 31, 2020, no fees were billed to the Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for the fiscal years ended May 31, 2021 and May 31, 2020 were $33,200 and $33,200, respectively.

(h)	Not applicable.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.     Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within the most recent fiscal half-year of the filing date and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.   Exhibits.

(a)(1)	The code of ethics that applies to the registrant's principal executive officer and principal financial officer is attached hereto as EX-13.A.1.

(a)(2)	A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are attached hereto as exhibit Ex-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ARBITRAGE FUNDS

By:	/s/ John S. Orrico
John S. Orrico
President (Principal Executive Officer)

Date:	August 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John S. Orrico
John S. Orrico
President (Principal Executive Officer)

Date:	August 5, 2021

By:	/s/ Monique Labbe
Monique Labbe
Chief Financial Officer (Principal Financial Officer)

Date:	August 5, 2021